As Filed with the Securities and Exchange Commission on January 29, 2001

                                                                File No. 2-95074

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933         |X|

                                Pre-Effective Amendment No.                  |_|

                                Post-Effective Amendment No. 19              |X|

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940     |X|


                                Amendment No. 21                             |X|

                        (Check appropriate box or boxes)

                                   ----------
                              RSI RETIREMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                  317 Madison Avenue, New York, New York 10017
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (2l2) 503-0100

                                   ----------
                             Stephen P. Pollak, Esq.
                               317 Madison Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

                                    Copy to:
                            Anthony A. Vertuno, Esq.
                      Swidler Berlin Shereff Friedman, LLP
                              405 Lexington Avenue
                            New York, New York 10174

                                   ----------

It is proposed that this filing will become effective (check appropriate box):

|X| immediately upon filing pursuant to paragraph (b)
|_| on (date) pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|_| on (date) pursuant to paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post effective amendment.

                                                     Prospectus

                                                     RSI Retirement Trust

                                                                Core Equity Fund
                                                               Value Equity Fund
                                                     Emerging Growth Equity Fund
                                                       International Equity Fund
                                                      Actively Managed Bond Fund
                                                     Intermediate-Term Bond Fund
                                                      Short-Term Investment Fund


                                                     January 29, 2001


                                                            [LOGO](R)
                                                          Broker/Dealer:
                                                        Retirement System
                                                        Distributors Inc.

                                                        317 Madison Avenue
                                                     New York, NY 10017-5201


                                                           800-772-3615


                                                          www.rsgroup.com

[GRAPHIC OMITTED]

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


Overview.......................................................................1
The Equity Funds...............................................................2
  Core Equity Fund.............................................................2
  Value Equity Fund............................................................2
  Emerging Growth Equity Fund..................................................2
  International Equity Fund....................................................2
  Principal Strategies.........................................................2
  Main Risks...................................................................3
  Risk Comparison Among the Funds..............................................4
  Fund Performance.............................................................4
Fee Table......................................................................8
The Bond Funds.................................................................9
  Actively Managed Bond Fund...................................................9
  Intermediate-Term Bond Fund..................................................9
  Short-Term Investment Fund...................................................9
  Principal Strategies.........................................................9
  Main Risks..................................................................10
  Risk Comparison Among the Funds.............................................10
  Fund Performance............................................................11
Fee Table.....................................................................14
Other Information About the Funds' Investments................................15
  Special Policy Relating to Distributions....................................15
  Additional Information About the Funds' Investment Policies and Risks.......15
How the Funds are Managed.....................................................20
  The Investment Advisers.....................................................21
  The Portfolio Managers......................................................21
  Amounts Paid for Portfolio Management.......................................23
Investing in the Trust........................................................23
  Who May Invest..............................................................23
  Employer Sponsored Plans....................................................24
  Full Participating Trusts...................................................24
  Participating Trusts of Eligible Employers Other Than Full Participating
  Trusts......................................................................25
  Individual Retirement Accounts (IRAs).......................................26
Purchases.....................................................................26
Withdrawals and Exchanges.....................................................27
  Withdrawals from Investment Funds (Redemptions).............................27
  Withdrawal Due to Disqualification..........................................28
  Exchanges...................................................................28
Valuation of Units............................................................29
Distributions and Taxes.......................................................29
Administration of the Trust...................................................30
  The Distribution Agreement..................................................30
  The Service Agreement.......................................................30
  Custodian...................................................................30
  Expenses....................................................................30
General Information...........................................................30
  Units of Beneficial Interest and Voting Rights..............................30
Financial Highlights..........................................................31
Counsel and Auditors..........................................................35


      [LOGO](R) is a registered trademark of Retirement System Group Inc.

                              RSI RETIREMENT TRUST

Overview

RSI Retirement Trust (the "Trust") is a no load series mutual fund that currently offers seven investment funds ("Investment Funds" or "Funds"), each with its own investment objectives and investment strategies. The Investment Funds include four equity funds (the "Equity Funds") and three fixed income funds (the "Bond Funds").

      Each of the Investment Funds has a total return* objective, and the primary investments of each Investment Fund are:


Core Equity Fund:               Equity securities of companies considered for
                                  growth only and for growth and income.

Value Equity Fund:              Equity securities of companies considered to be
                                  undervalued.

Emerging Growth Equity Fund:    Equity securities of rapidly growing, emerging
                                  companies.

International Equity Fund:      Equity securities of companies domiciled outside
                                  of the United States.

Actively Managed Bond Fund:     U.S. Government securities and high grade
                                  corporate bonds, without limit as to maturity.

Intermediate-Term Bond Fund:    U.S. Government securities and high grade
                                  corporate bonds, with an average weighted portfolio maturity of 2 1/2 to 5 years and average modified duration of 2 1/2 to 4 years.

Short-Term Investment Fund:     U.S. Government and high quality corporate,
                                  short-term fixed income securities.

      * Total return includes both capital return (appreciation or depreciation in net asset value) and income return (dividends and any interest income, net of operating expenses).

--------------------------------------------------------------------------------
The Funds are offered only to:

      o Employer-sponsored tax-exempt retirement trusts implementing tax-qualified pension or profit sharing plans; and

      o Tax-exempt individual retirement trusts or custodial accounts, funding Individual Retirement Accounts.
--------------------------------------------------------------------------------

      This Prospectus sets forth information about the Funds that an investor ought to know before investing. Please read and retain this Prospectus for future reference. For information about how to obtain additional information about the Trust and the Investment funds, see the back cover of this Prospectus.

The Equity Funds

Core Equity Fund

      o Objective: A total return that exceeds the total return of the Lipper Large-Cap Core Mutual Funds Average measured over a period of three to five years.

      o Primary investments: Equity securities (common stocks and other equity-based securities).

Value Equity Fund:

      o Objective: A total return that exceeds the total return of the Lipper Multi-Cap Value Mutual Funds Average measured over a period of three to five years.

      o Primary investments: Equity securities of companies considered to be undervalued.

Emerging Growth Equity Fund:

      o Objective: A total return that exceeds the total return of the Lipper Small Company Growth Mutual Funds Average measured over a period of three to five years.

      o Primary investments: Equity securities of rapidly growing, emerging companies.

International Equity Fund:

      o Objective: A total return (currency adjusted) that exceeds the total return of the Lipper International Mutual Funds Average measured over a period of three to five years.

      o Primary investments: Equity securities of companies domiciled outside of the United States.

      The investment objectives of all the Funds are not fundamental and may be changed by the Trustees without unitholder approval. There is no assurance that any Fund will meet its objective, and investors in any of the Funds could lose money.

Principal Strategies

All of the Equity Funds invest primarily in common stocks and other equity-based securities, such as securities convertible into common stocks, warrants to purchase common stocks, and American Depository Receipts ("ADRs") for common stock of foreign companies.


      In general, the Equity Funds will invest in companies with market capitalizations in excess of $1 billion, except for the Emerging Growth Equity Fund, which may invest in companies with market capitalizations ranging between $50 million and the market capitalization of the largest Russell 2000 Growth Index stock at the time of the last reconstitution of the Russell 2000 Growth Index. Except for the International Equity Fund, each of the Equity Funds may invest no more than 20% of its total assets in securities of foreign issuers.


      Each of the Equity Funds may temporarily hold a portion (not exceeding 25%) of its assets in cash equivalents. Under normal market conditions, however, the Funds will be fully invested (i.e., at least 90%) in equity-based securities.

      The Core Equity Fund will select securities of a company considering such factors as the sales, growth, and profitability prospects for the company's economic sector and markets and the products or services it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate of the company, and the relation of those figures to the current price.

      The Value Equity Fund will select securities of companies that its investment manager considers to be "undervalued" due to the perceptions of other investors and selling at unjustifiably low price/earnings ratios or price-to-book ratios, or offer exceptional dividend yield. The investment manager looks for financially sound companies that offer prospects for significant earnings or dividend growth relative to their market prices. At the time of purchase by the Fund, such companies generally will have price/earnings or other valuation ratios that are lower than average for companies included in the broad stock market indices.

      The Emerging Growth Equity Fund will select securities of companies that its investment manager expects to experience rapid earnings growth in the next few years. Such companies may include: newer companies that are able to identify and service a market niche; more mature companies that restructure their operations or develop a new product or service that enhances the company's sales and profit growth potential; and small to medium-sized companies (i.e., companies with market capitalizations from $50 million to not greater than the market capitalization of the largest Russell 2000 Growth Index stock at the time of the last reconstitution of the Russell 2000 Growth Index) that, because of successful market penetration, expect to experience accelerating revenue and earnings growth. The average dollar-weighted position of all of the holdings in the Fund will ordinarily be not greater than 1.3 times the average dollar-weighted position of all of the holdings in the Russell 2000 Growth Index over time. Compared to companies in the same or a similar industry and included in the broad stock market indices, emerging growth companies generally exhibit higher than average sales, earnings and growth, and smaller than average market capitalization.


      The International Equity Fund invests primarily in securities of companies domiciled outside of the United States, and may also invest in securities of United States companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States. However, investments in such United States companies will normally be less than 10% of the Fund's total assets. The Fund will not invest in developing countries, and it will not invest in any foreign market unless the investment adviser, the Fund custodian and Fund management are satisfied with local administrative and regulatory controls within the market.

      The International Equity Fund will select securities of companies considering such factors as the sales, growth, and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides; the financial condition of the company, its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate for the company, and the relation of those figures to the current price.

      All of the Funds will sell securities when the investment manager deems them to have fulfilled the potential for which they were chosen, when they are deemed to no longer fit the strategy of the Fund, or to obtain cash for other, more promising investments. None of the Funds will purchase securities solely for the purpose of short-term trading, but the turnover rate for a Fund will not be a factor preventing sale or purchase when the investment manager believes investment considerations warrant such sale or purchase.

Main Risks

      Market risk: Market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Such downturns can cause the securities held by the Funds to lose value, even if those securities are performing as well as or better than the market generally. Investments in foreign markets are subject to similar market risk, and there is a risk that a foreign market may decline during a period when the United States stock market is stable or rising.

      Stock selection risk: Stock selection risk is the risk that the Funds' investment managers will make the wrong choices when selecting investments (e.g., a Fund's investments may underperform the market or securities of similar companies, securities of a company selected as a Fund as being undervalued may fail to appreciate as expected).

      Liquidity risk: Liquidity risk is the risk of possible limited volume of frequency of trades for certain issues.

      Inflation risk: Inflation risk is the risk that a portion of an investment's return may be eliminated by inflation.

      Foreign investment risk: The International Equity Fund invests primarily in foreign securities. Investments in securities of foreign issuers and in securities involving foreign currencies have additional risks, including the effect of different economies, changes in currency rates, possible adverse political and economic developments, and possible government-imposed investment restrictions. Also, foreign securities trading on foreign exchanges may be less liquid and more volatile than securities of comparable domestic issuers trading in United States markets. Therefore, foreign securities may be harder to value and harder to buy or sell than U.S. securities.


Risk Comparison Among the Funds


Over time, the Value Equity Fund has exhibited a slightly higher degree of risk and price volatility than the Core Equity Fund.

      The Emerging Growth Equity Fund generally will have a higher degree of risk and price volatility than the Core Equity Fund, the Value Equity Fund, and the International Equity Fund and it will have higher return expectations.

Fund Performance

The following bar graphs and tables give some indication of the risks of investing in the Funds by showing changes in a Fund's performance from year to year over a 10-year period and by showing how a Fund's average annual returns for one, five, and ten years compare to that of a broad-based securities market index. How a Fund has performed in the past is not necessarily an indication of how a Fund will perform in the future.

      The figures for best and worst quarter returns during the same 10-year period show the Funds' potential for short-term performance swings.

Core Equity Fund

---------------------------
Calendar Year Total Returns
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]


 1991    1992     1993    1994    1995    1996    1997    1998    1999    2000
21.46%   6.30%   10.34%   1.31%  40.17%  21.53%  25.32%  25.85%  20.29%  -5.66%

BEST QUARTER 19.93% (4th quarter of 1998)
WORST QUARTER -9.13% (3rd quarter of 1998)
--------------------------------------------------------------------------------

----------------------------------------
Average Annual Total Returns at 12-31-00
--------------------------------------------------------------------------------
                                           1 Year      5 Years        10 years
Core Equity Fund(1)                        -5.66%      16.82%          15.97%
S&P 500(2)                                 -9.10%      18.32%          17.44%
Lipper Large-Cap Core Funds Average(3)     -8.96%      16.62%          15.86%

(1) The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2) An unmanaged index that reflects the performance of the broad equity market. An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

(3) Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

Value Equity Fund

---------------------------
Calendar Year Total Returns
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]


 1991    1992    1993    1994     1995    1996    1997    1998    1999     2000
24.25%   8.42%   8.10%  -1.14%   33.96%  25.90%  31.70%  17.90%  14.38%   17.60%

BEST QUARTER 21.01% (4th quarter of 1998)
WORST QUARTER -13.27% (3rd quarter of 1998)
--------------------------------------------------------------------------------

----------------------------------------
Average Annual Total Returns at 12-31-00
--------------------------------------------------------------------------------
                                             1 Year      5 Years     10 Years
Value Equity Fund(1)                         17.60%       21.33%      17.63%
Russell 1000 Value(2)                         7.02%       16.91%      17.34%
Lipper Multi-Cap Value Funds Average(3)       8.84%       13.72%      15.14%

(1) The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2) A representative index that reflects the performance of approximately 730 stocks with a less than average growth orientation; low price-to-book and price-earnings ratios and higher dividend yields. An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

(3) Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

Emerging Growth Equity Fund

---------------------------
Calendar Year Total Returns
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]


 1991    1992    1993    1994    1995     1996    1997    1998     1999    2000
53.53%  15.82%  20.99%   3.53%  42.83%   27.09%   8.25%  -7.08%   76.31%  -9.67%

BEST QUARTER 48.09% (4th quarter of 1999)
WORST QUARTER -28.19% (3rd quarter of 1998)
--------------------------------------------------------------------------------

----------------------------------------
Average Annual Total Returns at 12-31-00
--------------------------------------------------------------------------------
                                             1 Year      5 Years     10 Years
Emerging Growth Equity Fund(1)               -9.67%       15.28%      20.54%
Russell 2000 Growth(2)                      -22.44%        7.14%      12.80%
Lipper Small-Cap Growth Funds Average(3)     -4.95%       14.40%      17.19%

(1) The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2) A representative index which includes only small company growth securities (average market capitalization is approximately $1 billion). An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

(3) Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

International Equity Fund

---------------------------
Calendar Year Total Returns
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]


1991    1992    1993    1994     1995    1996    1997    1998     1999     2000
9.35%  -5.41%  30.37%   0.77%   12.46%  10.86%   0.92%  14.79%   26.78%   -8.99%

BEST QUARTER 21.01% (4th quarter of 1999)
WORST QUARTER -14.84% (3rd quarter of 1998)
--------------------------------------------------------------------------------

----------------------------------------
Average Annual Total Returns at 12-31-00
--------------------------------------------------------------------------------
                                             1 Year      5 Years     10 Years
International Equity Fund(1)                  -8.99%      8.18%        8.52%
EAFE(2)                                      -14.16%      7.13%        8.25%
Lipper International Funds Average(3)        -15.60       9.09%        9.59%

(1) The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2) EAFE Index (Morgan Stanley Capital Index covering Europe, Australia, and the Far East) represents more than 1,300 non-U.S. stocks in over 20 countries. An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

(3) Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

Fee Table


Shown below are all expenses incurred by the Investment Funds, during the 2000 fiscal year, restated where appropriate, to reflect current fees. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                                                       Emerging   Inter-
                                                                  Core       Value     Growth     national
                                                                  Equity     Equity    Equity     Equity
                                                                  Fund       Fund      Fund       Fund
                                                                  ------     ------    --------   --------
I. Shareholder Fees
     (fees paid directly from your investment)
     Maximum Sales Charge (Load) Imposed on Purchases .........     None       None      None       None
     Maximum Deferred Sales Charge (Load) .....................     None       None      None       None
     Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends ................................................     None       None      None       None
     Redemption Fee ...........................................     None       None      None       None
     Exchange Fee .............................................     None       None      None       None

II. Annual Fund Operating Expenses
     (expenses that are deducted from fund assets as a percentage of average net assets)

     Management Fees ..........................................     .52%       .45%     1.00%       .75%

     Distribution (12b-1) Fees ................................     None       None      None       None

     Other Expenses ...........................................     .47%       .60%      .79%       .89%
     Total Annual Fund Operating Expenses .....................     .99%      1.05%     1.79%      1.64%


III. Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             Emerging   Inter-
                                        Core       Value     Growth     national
                                        Equity     Equity    Equity     Equity
                                        Fund       Fund      Fund       Fund
                                        ------     ------    --------   --------

1 year ..............................     $101       $107      $182       $167
3 years .............................     $315       $334      $564       $517
5 years .............................     $548       $580      $971       $893
10 years ............................   $1,220     $1,290    $2,122     $1,959


      The purpose of this table is to assist investors in understanding the costs and expenses an investor in the Trust will bear. See, "Administration of the Trust -- The Distribution Agreement" and "Administration of the Trust -- Expenses" for a more complete description of these costs and expenses.

A. Annual Fund Operating Expenses are based on each Investment Fund's historical expenses adjusted in the case of each Investment Fund to reflect current fees. The Investment Funds incur Other Expenses for maintaining unit records, furnishing unitholder statements and reports and other services. See, "Administration of the Trust -- The Service Agreement" for further information, including information regarding certain changes to the fees paid in connection with the Service Agreement, which changes went into effect January 1, 1999. Management Fees and Other Expenses have already been reflected in each Investment Fund's unit price and are not charged directly to individual unit holder accounts. See, "How the Funds are Managed" and "Administration of the Trust -- Expenses" for further information.


B. Example of Expenses. The hypothetical example illustrates the expenses associated with a $10,000 investment over periods of 1, 3, 5 and 10 years, based on the expenses in the table and an assumed annual rate of return of 5%. The return of 5% and expenses should not be considered indications of actual or expected performance or expenses, both of which will vary. Please refer to "Financial Highlights" for each Investment Fund's past performance.

The Bond Funds

Actively Managed Bond Fund:

      o Objective: A total return that exceeds that of the Lipper U.S. Government Bond Funds Average measured over a period of three to five years.

      o Primary Investments: U.S. Government securities and high grade corporate bonds, without limit as to maturity.

      o Primary Emphasis: Seeking its objective through periodic altering of the structure and average weighted maturity of the portfolio.

Intermediate-Term Bond Fund:

      o Objective: A total return that exceeds that of the Lipper Short-Intermediate (one to five year maturity) U.S. Government Mutual Funds Average measured over a period of three to five years.

      o Primary Investments: U.S. Government securities and high grade corporate bonds, with an average weighted portfolio maturity of 2 1/2 to 5 years.

      o Primary Emphasis: A high level of current income, with consideration also given to safety of principal.

Short-Term Investment Fund:

      o Objective: A 12 month total return that exceeds the average return of a broad-based universe of money market funds.

      o Primary Investments: U.S. Government and high quality corporate, short-term fixed income securities.

      o     Primary Emphasis: Current income and safety of principal.

            This Fund is not a money market fund and its net asset value will fluctuate.

      The investment objectives of all the Funds are not fundamental and may be changed by the Trustees without unit holder approval. There is no assurance that any Fund will meet its objective, and investors in any of the Funds could lose money.

Principal Strategies

The Actively Managed Bond Fund and the Intermediate-Term Bond Fund must invest at least 65% of their portfolios in U.S. Government securities. At least 75% of their portfolios must be invested in U.S. Government securities or in debt securities having a rating in one of the top two categories of a nationally known rating service. Any other investments for the portfolios must be U.S. corporate debt securities having a rating in one of the top three categories at the time of investment. Each Fund may invest in zero-coupon obligations of corporations, instruments evidencing ownership of future interest only (IO) or principal only (PO) payments on United States Treasury Bonds, and collateralized mortgage obligations. Each Fund may invest up to 10% of its total assets in securities of foreign issuers. A portion of the portfolio of each Fund may be temporarily held, without limitation on amount, in cash equivalents.

      The Actively Managed Bond Fund seeks to achieve its objective through selective investment in U.S. Government and corporate debt securities and through periodic altering of the structure (particularly the maturity structure) of the portfolio. The investment manager will lengthen and shorten the average dollar weighted maturity of the portfolio, and make shifts in quality and sector distribution, according to the manager's expectations for the future course of interest rates and the then prevailing price and yield levels in the fixed-income market. An important technique will be the manager's use of cash reserves (i.e., cash reserves would be increased when interest rates are expected to rise and decreased when interest rates are expected to drop). The Actively Managed Bond Fund invests in fixed-income securities without any restriction on maturity.

      The Intermediate-Term Bond Fund seeks to achieve its objective by realizing a high level of current income, with consideration also given to safety of principal through investment in fixed-income securities either maturing within ten years or having an expected average life of under ten years. The Fund is managed within an average portfolio maturity between 2 1/2 to 5 years and an average modified duration between 2 1/2 years to 4 years. Investment emphasis is placed upon securing a stable rate of return through investment in a diversified portfolio of debt securities.

      The Short-Term Investment Fund purchases only instruments which are callable on demand or with a remaining maturity of one year or less, except debt obligations issued or guaranteed by the United States government or its agencies or instrumentalities, which may have a remaining maturity of up to 2 years. The Fund will maintain a dollar weighted average portfolio maturity of twelve months or less. The Fund may invest in: obligations issued by or guaranteed by the United States government, its agencies or instrumentalities, bank obligations issued by United States banks and foreign banks, commercial paper and master demand notes issued by U.S. corporations, and bonds, debentures or notes issued by U.S. corporations. The Fund may invest up to 10% of its total assets in securities of foreign issuers.

      All of the Funds will sell securities whenever such securities no longer meet the Funds' objectives or when the investment manager sees a more appropriate opportunity.


Main Risks

Credit risk: This is the risk that issuer of a debt security will default on any payment of interest or principal required by the terms of the security. This risk is greater for corporate securities than for United States Government securities, and greater for lower rated corporate securities than for higher rated ones.

      Inflation risks: Inflation risk is the risk that a portion of an investment's return may be eliminated by inflation.

      Interest rate risk: This is the risk that the value of debt securities held in the Funds will decline when interest rates rise. The effect on the price of the security is greater for securities with longer maturities. Therefore, this risk will increase for the Actively Managed Bond Fund as the weighted average maturity of its portfolio increases. IOs and POs are especially sensitive to changes in interest rates; a decline in interest rates could cause a severe drop in the value of IOs (as mortgages are prepaid at a faster rate than expected) and a rise in interest rates could cause a drop in the value of POs (as mortgages are prepaid at a slower rate than expected).

      Interest rate prediction risk: This is the risk that the investment manager of the Actively Managed Bond Fund may incorrectly predict movements in the interest rate for according to which the Fund's investments are managed. If adjustments in the Fund's portfolio are made to accommodate interest rate changes that do not happen as predicted, the Fund will realize a lower return than it would had it not made the portfolio adjustments.

Risk comparison among the Funds

The Intermediate-Term Bond Fund generally will have a higher degree of risk and price volatility than the Short-Term Investment Fund.

      The Actively Managed Bond Fund generally will have a higher degree of risk and price volatility than the Intermediate-Term Bond Fund and the Short-Term Investment Fund.

Fund Performance

The following bar graphs and tables give some indication of the risks of investing in the Funds by showing changes in a Fund's performance from year to year over a 10-year period and by showing how a Fund's average annual returns for one, five, and ten years compare to that of a broad-based securities market index. How a Fund has performed in the past is not necessarily an indication of how a Fund will perform in the future.

      The figures for best and worst quarter returns during the same 10-year period show the Funds' potential for short-term performance swings.

Actively Managed Bond Fund

---------------------------
Calendar Year Total Returns
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]


 1991    1992    1993    1994     1995    1996    1997    1998     1999    2000
17.27%   6.69%  11.20%  -4.21%   17.70%   3.15%   9.70%   8.38%   -2.33%  12.96%

BEST QUARTER 6.83% (2nd quarter of 1991)
WORST QUARTER -3.19% (1st quarter of 1994)
--------------------------------------------------------------------------------

----------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                                  1 Year     5 Years    10 Years
Actively Managed Bond Fund(1)                     12.96%      6.23%       7.82%
Lehman Brothers Aggregate(2)                      11.63%      6.45%       7.96%
Lipper General U.S. Government Funds Average(3)   11.77%      5.40%       6.99%

(1) The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2) Index that consists of U.S. Government, Corporate, Mortgaged-Backed and Asset-Backed issues with both intermediate-term maturities (one to ten years) and long-term maturities (over ten years). An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

(3) Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

Intermediate-Term Bond Fund

---------------------------
Calendar Year Total Returns
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]


 1991    1992    1993    1994     1995    1996    1997    1998    1999     2000
14.72%   5.98%   7.63%  -2.54%   13.99%   4.02%   7.07%   6.69%   0.64%   10.00%

BEST QUARTER 5.03% (3rd quarter of 1991)
WORST QUARTER -1.85% (1st quarter of 1994)
--------------------------------------------------------------------------------

----------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                                   1 Year    5 Years    10 Years
Intermediate-Term Bond Fund(1)                     10.00%     5.64%      6.70%
Lehman Brothers Government Intermediate(2)         10.47%     6.19%      7.19%
Lipper Short-Intermediate U.S. Government Funds
  Average(3)                                        8.56%     5.16%      6.44%

(1) The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2) Index that consists of approximately 80% of U.S. Treasury issues and 20% of U.S. Government Agency issues with maturities ranging from one to ten years. An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

(3) Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

Short-Term Investment Fund

---------------------------
Calendar Year Total Returns
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]


1991    1992    1993    1994     1995    1996    1997    1998    1999     2000
5.66%   3.12%   2.40%   3.40%    5.39%   4.70%   4.93%   5.03%   4.12%    6.34%

BEST QUARTER 1.75% (4th quarter of 2000)
WORST QUARTER 0.51% (3rd quarter of 1993)
--------------------------------------------------------------------------------

----------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                                   1 Year    5 Years    10 Years
Short-Term Investment Fund(1)                       6.34%     5.02%      4.50%
Salomon Brothers Six Month Treasury Bills(2)        6.07%     5.39%      5.07%
Lipper Money Market Funds Average(3)                5.70%     5.00%      4.62%

(1) The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2) Salomon Brothers Six-Month U.S. Treasury Bills are guaranteed by the U.S. Government and provide a fixed rate of return when held to maturity. This is an unmanaged index. An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

(3) Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

Fee Table


Shown below are all expenses incurred by the Investment Funds, during the 2000 fiscal year, restated where appropriate, to reflect current fees. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                                   Actively      Intermediate-    Short-Term
                                                                   Managed       Term Bond        Investment
                                                                   Bond Fund     Fund             Fund
                                                                   ---------     -------------    ----------
I. Shareholder Fees
     (fees paid directly from your investment)
     Maximum Sales Charge (Load) Imposed on Purchases ...........     None          None          None
     Maximum Deferred Sales Charge (Load) .......................     None          None          None
     Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends ..................................................     None          None          None
     Redemption Fee .............................................     None          None          None
     Exchange Fee ...............................................     None          None          None

II. Annual Fund Operating Expenses
     (expenses that are deducted from Fund assets as a percentage of average net assets)

     Management Fees ............................................     .32%          .39%          .25%

     Distribution (12b-1) Fees ..................................     None          None          None

     Other Expenses+ ............................................     .50%          .81%         1.19%+
     Total Annual Fund Operating Expenses .......................     .82%         1.20%         1.44%


III. Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       Actively      Intermediate-    Short-Term
                                       Managed       Term Bond        Investment
                                       Bond Fund     Fund             Fund
                                       ---------     -------------    ----------

1 year .............................       $84            $122            $147
3 years ............................      $262            $381            $456
5 years ............................      $456            $661            $788
10 years ...........................    $1,018          $1,464          $1,737


      The purpose of this table is to assist investors in understanding the costs and expenses an investor in the Fund will bear. See, "Administration of the Trust -- Distribution Agreement" and "General Information -- Expenses" for a more complete description of these costs and expenses.

A. Annual Fund Operating Expenses are based on each Investment Fund's historical expenses adjusted in the case of each Investment Fund to reflect current fees. The Investment Funds incur Other Expenses for maintaining unit records, furnishing unitholder statements and reports and other services. See, "Administration of the Trust -- The Service Agreement" for further information, including information regarding certain changes to the fees paid in connection with the Service Agreement, which changes went into effect January 1, 1999. Management Fees and Other Expenses have already been reflected in each Investment Fund's unit price and are not charged directly to individual unit holder accounts. See, "How the Funds are Managed" and "General Information -- Expenses" for further information.

B. Example of Expenses. The hypothetical example illustrates the expenses associated with a $10,000 investment over periods of 1, 3, 5 and 10 years, based on the expenses in the table and an assumed annual rate of return of 5%. The return of 5% and expenses should not be considered indications of actual or expected performance or expenses, both of which will vary. Please refer to "Financial Highlights" for each Investment Fund's past performance.

+ "Other Expenses" for the Short-Term Investment Fund do not reflect a voluntary fee waiver by Retirement System Consultants Inc. (which will continue for at least the current fiscal year of the Fund). With the voluntary fee waiver, other expenses for this Investment Fund are .55% of average net assets and total annual fund operating expenses for this Investment Fund are .80%.

Other Information About the Funds' Investments

Special Policy Relating to Distributions

Although most of the Investment Funds stress current income to some degree, it is the policy of each Investment Fund to earn current income for the reinvestment and further accumulation of assets. Accordingly, no current income will be distributed. This policy is unlike that of most investment companies which do not reinvest earnings as the Trust does. This policy arises from the fact that the Trust, unlike most investment companies, exclusively invests retirement assets. Participating Trusts do, however, receive a benefit from any current income of the Trust comparable to the benefit received from the distributions made by most other investment companies. In the Trust, this benefit is received in the form of an increase in net asset value per unit rather than in the form of cash or reinvestment through the purchase of additional units.

Additional Information About the Funds' Investment Policies and Risks

The following investment policies and risks apply to all Investment Funds unless otherwise noted.

Foreign Securities

      Each of the Equity Funds may invest up to 20% of the value of its total assets in securities of foreign issuers. Each of the Bond Funds is limited to 10% of its total assets in securities of foreign issuers. The Investment Funds purchasing these securities may be subject to additional risks associated with the holding of property abroad. Such risks include future political and economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions which might adversely affect the foreign securities in the Investment Funds. Such risks may also include risks associated with the European Economic and Monetary Union ("EMU") as described below. Risks that may be involved with the Investment Funds' investment in foreign securities are, therefore, different in some respects from those incurred by investment companies which invest solely in the securities of domestic issuers.

      In an effort to, among other things, reduce barriers between participating countries, increase competition among companies and reduce or eliminate currency fluctuations among such countries, certain European countries have agreed to enter the EMU. The EMU, among other things, establishes the "euro" as a single common European currency. The euro was introduced on January 1, 1999 and is expected to replace the national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro upon its introduction, and will trade and make payments (including dividend payments) only in euros. Although the EMU is generally expected to have a beneficial effect, it may adversely affect the Investment Funds in a number of situations. Such situations may, without limitation, include: (i) market disruptions (including sharp fluctuations in currency exchange rates) that may occur if the EMU (or any part thereof, including the euro) does not take effect as planned; (ii) securities that are redenominated in euros are transferred back into a country's national currency as a result of such country's withdrawal from the EMU; and (iii) certain computer, accounting, trading and other systems that may not be able to recognize the euro as a distinct currency, thereby adversely affecting a wide variety of companies, business organizations and other entities, including the Investment Funds and the companies that the Investment Funds invest in.

Foreign Currency Transactions


      The value of the assets of the International Equity Fund and the value of the foreign securities held by the other Investment Funds, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Equity Fund may incur costs in connection with conversions between various currencies. Each Investment Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

      In order to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in currency exchange rates, each Fund may enter into forward foreign currency exchange contracts. However, this practice will limit potential gains which might result from a positive change in such currency relationships.

      When an investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the investment manager may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Investment Fund's portfolio securities denominated in such foreign currency. A forward contract may also be used to protect a portion of the portfolio denominated in a foreign currency against an adverse movement in the value of that currency relative to other currencies. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. No Investment Fund intends to enter into such forward contracts on a regular or continuous basis, and will not do so if, as a result, such Investment Fund would have more than 25% of the value of its total assets committed to such contracts. No Investment Fund will enter into such forward contracts or maintain a net exposure in such contracts where such Investment Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Investment Fund's portfolio securities or other assets denominated in that currency.

Cash Equivalents

      A portion of any Investment Fund may be held in cash equivalents. Cash equivalents are interest-bearing instruments or deposits maturing within one year in which funds are invested temporarily pending long-term investment or in which funds are invested when warranted for liquidity reasons or when market conditions warrant a temporary "defensive" investment strategy. The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible. The instruments may include, but are not limited to, repurchase agreements, obligations issued by or guaranteed by the United States government, its agencies or instrumentalities, obligations of banks, and commercial paper.

Repurchase Agreements


      Each Investment Fund may enter into repurchase agreements. Under repurchase agreements, an Investment Fund purchases a security from a bank, broker-dealer, savings and loan association or other recognized financial institution with a concurrent obligation of the seller to repurchase such security within a specified time or on notice at a fixed price (equal to the purchase price plus interest). Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the value of the total assets of any Investment Fund. The Funds may enter into repurchase agreements for United States Government securities, mortgage-related securities (as defined in the Securities Exchange Act of 1934), other asset-backed securities rated at least AA or the equivalent, and other corporate bonds, notes or other debt instruments rated at least A or the equivalent.


Reverse Repurchase Agreements

      Each Investment Fund may enter into reverse repurchase agreements with broker-dealers or financial institutions deemed creditworthy under guidelines approved by the board of the Investment Fund. Such agreements involve the sale of securities held by the Investment Fund pursuant to the Investment Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Reverse repurchase agreements will be entered into only when the investment manager believes an Investment Fund's earnings from the transaction will exceed the interest expense incurred.

Lending Portfolio Securities

      Any Investment Fund may lend its portfolio securities where such loans are callable at any time and are continuously secured by collateral (cash, government securities or Letters of Credit) equal to no less than the market value, determined daily, of the securities loaned. Securities may be lent to normal market participants such as broker-dealers. An Investment Fund which lends its securities will receive dividends or interest paid on the securities loaned. It may also earn interest on the loan itself. On termination of the loan, the borrower is required to return the securities to the Investment Fund. Any cash collateral deposited pursuant to loans of securities will be invested in cash equivalents. Income earned on the instruments, minus any amounts paid to the borrower for the use of cash, will be added to the asset value of the Investment Fund, increasing the value of each unit. At the same time, the value of the money market instrument may increase or decrease depending on movements in general interest rates during the period the instrument is held. If a decrease in value is greater than the net amount of income earned on the money market instrument, the asset value of the Investment Fund, and the value of each unit in that Investment Fund, will decline.

      Loans of portfolio securities will be limited to 50% of the value of each Investment Fund's total assets. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Fund. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in securities loaned should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed to be creditworthy.

Futures and Options Transactions

      Any Investment Fund may purchase and sell stock index futures contracts and futures contracts on financial instruments and related options for the purpose of hedging against changes in values of such Fund's portfolio securities or options on stock indices held by such Fund. An Investment Fund may also purchase and sell forward foreign currency exchange contracts and related options and forward currency contracts for the purpose of hedging against changes in foreign currency exchange rates and executing other hedging strategies relating to portfolio securities. Finally, any Investment Fund may invest in interest rate futures contracts and related options to hedge against changes in interest rates in relation to the interest rates that are reflected in portfolio securities. The ability of an Investment Fund to hedge successfully will depend on the investment manager's ability to forecast pertinent market movements, the success or accuracy of which cannot be assured.

      An Investment Fund will not enter into futures contracts or related options, except for bona fide hedging purposes, if the aggregate initial margin and premiums exceed 5% of the liquidation value of such Investment Fund's total assets.

      Any Investment Fund may purchase call and put options on securities and on stock indices to attempt to increase such Investment Fund's total return. An Investment Fund may purchase call options when, in the opinion of the investment manager for such Investment Fund, the market price of the underlying security or index will increase above the exercise price. An Investment Fund will purchase put options when the investment manager for such Investment Fund expects the market price of the underlying security or index to decrease below the exercise price. When an Investment Fund purchases a call option it will pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Investment Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly.

      In addition, an Investment Fund may write covered put or call options on securities or stock indices. By writing options, the Investment Fund limits its profit to the amount of the premium received. By writing a call option, the Investment Fund assumes the risk that it may be required to deliver the security having a market value greater than at the time the option was written. By writing a put option, the Investment Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value. An Investment Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of such Investment Fund's net assets.

      There are risks associated with the use of futures contracts for hedging purposes. In a declining market environment, the increase in value of the hedging instruments may not completely offset the decline in value of the securities owned by an Investment Fund. Conversely, in a rising market environment the loss in the hedged position may be greater than the capital appreciation that an Investment Fund may experience in its securities positions. Further, if market values do not fluctuate, an Investment Fund will sustain a loss at least equal to the commissions on the financial futures transactions and premiums paid.

Short-Term Trading and Portfolio Turnover


      None of the Investment Funds plans to purchase securities solely for the purpose of short-term trading. The turnover rate for an Investment Fund will not be a factor preventing sale or purchase when the investment manager believes investment considerations warrant such sale or purchase. The annual portfolio turnover rates for each of the seven Investment Funds for the fiscal year ended September 30, 2000 were as follows: Core Equity Fund (5.86%), Emerging Growth Equity Fund (137.97%), Value Equity Fund (71.85%), International Equity Fund (30.82%), Actively Managed Bond Fund (16.81%), Intermediate-Term Bond Fund (14.39%) and Short-Term Investment Fund (0.00%). High portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs and a possible increase in short-term capital gains and losses.


      The foregoing investment policies are not fundamental and may be changed by the Trustees without the approval of the holders of a majority of the outstanding units of the affected Investment Fund or Investment Funds.

International Equity Fund

      The International Equity Fund may invest in the following countries:
Australia; New Zealand; Hong Kong; Indonesia; Japan; Malaysia; Philippines; Singapore; South Korea; Thailand; Sri Lanka; Taiwan; Canada; South Africa; Austria; Belgium; Denmark; Finland; France; Germany; Greece; Ireland; Italy; Luxembourg; Netherlands; Norway; Portugal; Spain; Sweden; Switzerland; India; Pakistan; Turkey; United Kingdom; Jordan; Mexico; Argentina; Peru; Brazil; Chile and Venezuela. The International Equity Fund sub-investment adviser will not consider investments in any of these markets until the adviser, the International Equity Fund custodian and fund management are satisfied with local administrative and regulatory controls within each such market. Investments in securities of non-United States issuers and in securities involving foreign currencies involve investment risks that are different from investments in securities of United States issuers involving no foreign currency, including the effect of different economies, changes in currency rates, future political and economic developments and possible imposition of exchange controls or other governmental restrictions. There may also be less publicly available information about a non-United States issuer than about a domestic issuer, and non-United States issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Most stock exchanges outside the United States have substantially less volume than the New York Stock Exchange and securities of some non-United States companies are less liquid and more volatile than securities of comparable domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies outside of the United States. In addition, with respect to certain countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in securities of issuers located in those countries.

Actively Managed Bond Fund and Intermediate-Term Bond Fund

      The Actively Managed Bond Fund and Intermediate-Term Bond Fund may invest in Zero-coupon obligations. Zero-coupon obligations pay no current interest. Zero-coupon obligations are sold at prices discounted from par value, with that par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations may be purchased if the yield spread between these obligations and coupon issues is considered advantageous, giving consideration to the duration of alternative investments. The market value of a zero-coupon obligation is generally more volatile than that of an interest-bearing obligation and, as a result, if a zero-coupon obligation is sold prior to maturity under unfavorable market conditions, the loss that may be sustained on such sale may be greater than on the sale of an interest-bearing obligation of similar yield and maturity.

      From time to time the Actively Managed Bond Fund and Intermediate-Term Bond Fund may invest in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and certain stripped mortgage-backed securities. CMOs generally represent a participation in, or are secured by, a pool of mortgage loans. The CMOs in which the Fund may invest are limited to United States government and related securities (including those of agencies or instrumentalities) such as CMOs issued by GNMA, FNMA and FHLMC, and AAA rated whole loans. Stripped mortgage securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are lower than anticipated.

      REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity generally must be assets directly or indirectly secured principally by real property.

Short-Term Investment Fund

      Obligations issued by or guaranteed by the United States government, its agencies or instrumentalities. United States government obligations are bills, notes, bonds and other debt securities issued by the Treasury which are direct obligations of the United States government and differ primarily in length of their maturity. These obligations are backed by the "full faith and credit" of the United States. Obligations issued by an agency or instrumentality of the United States government are not direct obligations of the United States Treasury. Such obligations include notes, bonds and discount notes which may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Short-Term Investment Fund must look principally to the agency issuing or guaranteeing the obligations for ultimate repayment and may not be able to assert a claim against the United States itself, in the event the agency or instrumentality does not meet its commitments.

      Bank obligations. These obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits issued by United States banks and foreign banks. Investments in United States bank obligations are limited to obligations of United States banks that have a class of unsecured debt obligations rated "A" or better by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc. or another nationally known rating service or, if not rated, are of comparable quality in the opinion of the investment manager.

      Investments in foreign bank obligations are limited to United States dollar denominated obligations of foreign banks which at the time of investment:
(a) have more than $10 billion, or the equivalent in other currencies, in total assets; (b) in terms of assets, are among the 75 largest foreign banks in the world; (c) have branches or agencies in the United States; and (d) in the opinion of the investment manager, are of an investment quality comparable to obligations of United States banks which may be purchased.

      Obligations of foreign banks involve somewhat different investment risks from those affecting obligations of United States banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.

      Commercial paper and master demand notes issued by United States corporations. Commercial paper is unsecured promissory notes issued to finance short-term credit requirements. The Short-Term Investment Fund's investments in commercial paper will be limited to commercial paper rated "Prime-1" by Moody's Investors Service, Inc., and rated "A-1" or better by Standard & Poor's Corporation. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a United States commercial bank acting as agent for the payees of such notes. Master notes are callable on demand by the payees, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. The investment manager will take into account the creditworthiness of the issuer of master notes in making investment decisions with respect to such notes.

How the Funds Are Managed

Retirement System Investors Inc. ("RSI") is the primary investment adviser for all seven Investment Funds, pursuant to a Management Agreement between RSI and the Trust. RSI directly manages the portfolios of five of the Investment Funds and retains subadvisers to manage the portfolios (or a portion thereof) of the other two, subject to RSI's overall supervision. RSI selects subadvisers based upon a quantitative and qualitative evaluation of their skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating subadvisers. The appointment of a new subadviser will not be effective until approved by the unitholders.

      RSI directly manages the portfolios of the Core Equity Fund, the Value Equity Fund, a portion of the Emerging Growth Equity Fund, and all three of the Bond Funds. RSI has retained subadvisers to manage the portfolios (or a portion thereof), of the Emerging Growth Equity Fund and the International Equity Fund. HLM Management Company, Inc. ("HLM")., is a subadviser for the Emerging Growth Equity Fund, and the portfolio management is split 50%-50% between HLM and RSI. Bank of

Ireland Asset Management (U.S.) Limited ("BIAM") is the subadviser for the International Equity Fund, and manages 100% of the portfolio. The percentage of assets under management by any subadviser may be adjusted from time to time by RSI.

      RSI is also responsible for overall management of each Investment Fund's business affairs. However, if authorized by the Fund, an investment manager or its affiliate may execute portfolio transactions for the Funds and receive brokerage commissions for those transactions.

The Investment Advisers


Retirement System Investors Inc., 317 Madison Avenue, New York, NY 10017, is a wholly-owned subsidiary of Retirement System Group Inc. (RSGroup(R)). It was formed in March 1989 to act as investment adviser to certain of the Fund's Investment Funds and currently manages over $1 billion in assets.

      HLM Management Company, Inc., 222 Berkeley Street, Boston, MA 02116, was incorporated in November, 1983. Its sole business focus since inception has been the management of small capitalization emerging growth equity and later-stage venture capital investments. HLM began managing small capitalization U.S. public equity investments in June 1984. HLM currently manages approximately $1 billion in assets.

      Bank of Ireland Asset Management (U.S.) Limited, 75 Holly Hill Lane, Greenwich, CT, 06830 is a wholly-owned subsidiary of the Bank of Ireland Group. BIAM was established in 1966. BIAM began managing portfolios for their North-American based clients in 1989 and currently manages over $26 billion in global and international equity and fixed income products.


The Portfolio Managers


Core Equity Fund: Mr. James P. Coughlin, President and Chief Investment Officer of RSI, has been the portfolio manager for the Core Equity Fund since August 1984, upon joining Retirement System for Savings Institutions (predecessor to the Trust). Mr. Coughlin also serves as Executive Vice President-Investments of the Trust. Previously, he worked as an equity research analyst and portfolio manager with the economic and investment counsel firm of Lionel Edie & Co. and its parent Manufacturers Hanover. An honors graduate of Iona College, Mr. Coughlin holds a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree in Finance from New York University Graduate School of Business and is a Chartered Financial Analyst (CFA).

      Value Equity Fund:, Mr. Martin J. Cunningham of RSI, has been an equity analyst and portfolio manager of the Value Equity Fund since joining RSI on August 14, 2000. Between July 17, 2000 and August 13, 2000, James P. Coughlin, President and Chief Investment Officer of RSI was portfolio manager of the Value Equity Fund.. Mr. Cunningham brings eight years of investment experience in equity research and portfolio management. Before joining RSI, he was with Chase Manhattan Bank where he managed equity, fixed income and balanced portfolios for endowments, individuals, trusts and corporations. Prior to that, he was an equity research analyst at Phoenix Investment Partners, Inc. as part of a team responsible for managing over $6 billion in institutional and mutual fund assets. Mr. Cunningham holds a Bachelor of Science degree in Business from Westfield State College and a Master of Business Administration degree in Finance from Western New England College. He is a member of the Hartford Society of Financial Analysts.

      Emerging Growth Equity Fund: RSI has been managing a portion of the Emerging Growth Equity Fund since February 8, 1999. In January 2000, this portion was increased to 50%. The portfolio manager for this portion of the Fund is Mr. Mark Gorodinsky, Second Vice President of RSI. Mr. Gorodinsky joined the organization as an equity analyst in 1996 primarily researching technology companies. He brings more than five years of investment research and portfolio management experience. He began his professional investment career in 1994 with an institutional investment management firm, where he researched a variety of industries. Prior to that, he was in corporate accounting and finance with Saint-Gobain Corporation from 1991 to 1994. Mark is a graduate of Temple University with a Bachelor of Business Administration in Accounting.

      HLM has been a manager of a portion of the Emerging Growth Equity Fund since April 1, 1997. At that time, HLM was responsible for managing 50% of the assets in the portfolio, with the other 50% being managed by Friess Associates Inc. ("Friess"), which had managed its portion of the Fund since January 1, 1990. In February 1999, HLM's portion was increased to 84%, when RSI took over management of 16% upon termination of the contract with Friess. In January 2000, HLM's portion was reduced back to 50% of the assets in the portfolio, with RSI managing the other 50%. HLM uses a team approach to the management of its portion of the portfolio and no single person is responsible for making investment decisions.

      International Equity Fund: BIAM has managed the portfolio of the International Equity Fund since March 1, 1999, when it replaced Morgan Grenfell Investment Services Limited as the subadviser for this Fund's portfolio. BIAM uses a team approach to portfolio management, and no single person is responsible for making investment decisions.


      Actively Managed Bond Fund, Intermediate-Term Bond Fund, Short-Term Investment Fund: All three of the Bond Funds are managed by Deborah A. DaGiau, Vice President, of RSI. Ms. DaGiau develops investment strategies and selects securities for the portfolios. Ms. DaGiau has been manager of the three Bond Funds since January 28, 2000. Previously she was a co-manager of all three Bond Funds with Herbert Kuhl, Jr., since November 1995. Stephen R. Rappaport, Fixed Income Analyst of RSI, joined RSI in May 2000 and is responsible for money marker investments and cash management for all internally managed equity and fixed-income funds. He provides assistance to the portfolio manager, Ms. DaGiau, as appropriate, in the management of the Short-Term Investment Fund.

      Ms. DaGiau joined Retirement System for Savings Institutions (predecessor to the Trust) in September 1984 and she has been responsible for money market investments and cash management for all investment funds managed by RSI. A graduate of New York University, Ms. DaGiau holds a Bachelor of Science degree in Finance and International Business. She also received a Master of Business Administration degree in Finance from St. John's University.

      Prior to joining RSI in May 2000, Mr. Rappaport was employed by Mitsubishi Trust & Banking Corp. (USA), as a Securities Lending Trader. He was responsible for executing repurchase agreement trades and securities loans and reinvesting the repo trade proceeds. Mr. Rappaport holds a Bachelor of Science degree in Finance from Syracuse University and his Masters of Business Administration with a concentration in Finance/Investments from Temple University, School of Business and Management, where he received the Dean's Award of Excellence.

Amounts Paid For Portfolio Management

RSI provides investment management services to the each of the Investment Funds at fees provided in the Management Agreement. Each Fund pays a graduated incremental fee i.e., the rate of the fee is reduced on assets under management that exceed certain thresholds, or breakpoints. The subadvisers, if any, are not paid directly by the Funds, but are paid by RSI from the fees that it receives from the Funds. The maximum and minimum fees payable by each Investment Fund are shown below, as a percentage of average net assets, along with the amount paid by each Fund for the fiscal year ("FY") ended September 30, 2000 in dollars and as a percentage of assets at the end of the FY.


Fund                                Maximum     Minimum    Paid for FY 2000    Paid for FY 2000
----                                -------     -------    ----------------    ----------------
Core Equity Fund                      0.60%      0.40%        $1,004,969              .50%
Value Equity Fund                     0.60%      0.40%        $  412,795*             .47%
Emerging Growth Equity Fund           1.20%      0.80%        $  998,732             1.01%
International Equity Fund             0.95%      0.70%        $  448,133              .79%
Actively Managed Bond Fund            0.40%      0.20%        $  532,992              .35%
Intermediate-Term Bond Fund           0.40%      0.20%        $  220,880              .43%
Short-Term Investment Fund            0.25%      0.20%        $   58,398              .30%

* There was a change in the advisory fee rate payable by the Value Equity Fund because of an increase in the minimum breakpoint from .30% to .40% and a change in the break points at which the fee schedule is stepped down. This change in the advisory fee rate was approved by Trust unitholders at the Annual Meeting held on April 28, 2000.




Investing in the Trust

Who May Invest

The Trust Offers its Investment Funds only to Qualified Trusts. Qualified Trusts are either:

      (1) Trusts which are exempt from taxation under Section 501(a) of the Code, and which have been established by Eligible Employers to effectuate pension or profit sharing plans which are qualified under Section 401(a) of the Code, or

      (2) Individual retirement trusts or custodial accounts which are exempt from taxation under Section 408(e) of the Code and which have been established by Individual Retirement Accountholders to effectuate an individual retirement trust or custodial agreement which is maintained in conformity with Section 408(a) of the Code, including Roth IRAs as defined in Code Section 408A.

      Eligible Employers are corporations or associations organized under the laws of any state or of the United States, organizations which are controlling, controlled by, or under common control with such eligible employers or the members of which consist solely of some or all of such organizations, organizations which are determined by the Trustees of the Trust to have business interests in common with other organizations participating in the Trust or self-employed individuals; provided, however, that the participation in the Trust of any self-employed individual or of any corporation or association which is not a bank, savings bank, credit union or savings and loan association, or controlling, controlled by, or under common control with a bank, savings bank, credit union or savings and loan association, shall be subject to the approval of the Trustees of the Trust.

      Individual Retirement Accountholders are individuals for whom an individual retirement account has been established.

Employer Sponsored Plans

To participate in the Trust, an Eligible Employer must execute an agreement with the Trust or adopt resolutions or other documentation satisfactory to the Trustees (a "Participation Agreement"). A Participation Agreement of an Eligible Employer adopts the Trust's Agreement and Declaration of Trust as a part of the Plan of the Eligible Employer and provides that the provisions of the Agreement and Declaration of Trust shall be controlling with respect to the assets of the Plan transferred to the Trustees. In addition, an Eligible Employer may elect to establish a Full Participating Trust, in which case the Participation Agreement also provides for the designation of the Trustees of the Trust as trustees of the Eligible Employer's Plan and for the allocation of certain administrative plan responsibilities between the Trustees and Investment Fiduciaries designated by the Eligible Employer.

      In the case of a Full Participating Trust arrangement, the Trust is responsible for allocating the Plan assets invested in the Trust among its various Investment Funds, and the Plan's Investment Fiduciaries (other than the Trustees) have only limited ability to direct the investment among Funds. However, subject to guidelines established by the Trustees, a Full Participating Trust may reserve to its Investment Fiduciaries Classification Authority, i.e., the authority to direct the proportions in which its Trust investments are divided between the investment classifications established by the Trust (e.g., equity funds, fixed income funds) and, in the case of a Full Participating Trust implementing a defined benefit plan, Unit Direction Authority, i.e., the authority to direct investment of its assets in specified Investment Funds. Participating Trusts other than Full Participating Trusts will have Unit Direction Authority.

Full Participating Trusts

The Participation Agreement which adopts the Agreement and Declaration of Trust is required to provide for the manner of administration of the Plan of Participation and the investment of its assets, including, among other things, any applicable allocation of authority between the Trustees and Investment Fiduciary designated by the Full Participating Employer with respect to the acquisition, retention and disposition of units of the Trust on behalf of the Full Participating Trust.

      Purchasers of an Investment Fund or Funds by Full Participating Trusts are effected by the Trustees in their discretion, which is exercised consistently with the directions of the Investment Fiduciaries in the case of Full Participating Trusts subject to Classification Authority and/or Unit Direction Authority that has been reserved to the Investment Fiduciaries.


      Subject to the approval of the Trustees, the benefits under a Plan of Participation may be funded through one or more funding agencies in addition to the Trust. Such a plan, sometimes referred to as a "Plan of Partial Participation," remains a Plan of Participation subject to the provisions of the Agreement and Declaration of Trust, and the Eligible Employer which sponsors it remains a Full Participating Employer, except that the Trustees have no responsibility with respect to the assets of a Plan of Partial Participation which are not held and administered by them under the Agreement and Declaration of Trust. The Investment Fiduciaries of a Plan of Partial Participation are solely responsible for the manner in which the plan assets of such plan shall be diversified. A Full Participating Employer sponsoring a Plan of Partial Participation is required to elect that the assets of its Full Participating Trust held by the Trustees shall be subject to Unit Direction Authority, and/or, with the consent of the Trustees, to Classification Authority.


A. Defined Benefit Plans

      A Full Participating Employer sponsoring a defined benefit Plan of Participation may elect to reserve to the Investment Fiduciaries Classification Authority or Unit direction Authority, or both. Except to the extent authority is reserved to Investment Fiduciaries, the Trustees, acting as the trustees of the

Full Participating Trust established in connection with a defined benefit Plan, determine in their discretion the Investment Funds which will be acquired, retained and disposed of by the Full Participating Trust. In this connection, the Trustees may establish guidelines as to proportions of the units held in such Full Participating Trust which shall be allocated among various Investment Funds and may take into account characteristics of the Plan of Participation, Full Participating Employer, Plan participants, or other factors as they may deem relevant.

      For Full Participating Trusts that are Defined Benefit Plans, the Trustees have established two classifications for the purposes of reserving Classification Authority: fixed income investments and equity investments. The Trustees may change the Investment Classifications or add new classifications from time to time.

      The allocation of the assets of a Full Participating Trust among Investment Funds are effected in conformity with the funding policy established with respect to the Plan of Participation in accordance with the provisions of the Agreement and Declaration of Trust. The Trustees may establish guidelines with respect to the allocation of units where discretionary has been reserved to Investment Fiduciaries, taking into account such characteristics of the Plan of Participation, Full Participating Employer, plan participants or other factors as they may deem relevant. To the extent permitted by the Employee Retirement Income Security Act of l974, as amended ("ERISA"), and subject to the requirements of any guidelines so established, the Trustees will follow the investment directions of the Investment Fiduciaries and will have no liability or responsibility with respect to such directions.

B. Defined Contribution Plans

      For Full Participating Trusts that are defined benefit plans, the Trustees have established three classifications for the purposes of reserving Classification Authority: long-term fixed income investments, short-term fixed income investments, and equity investments. The Trustees may change these classifications or add new classifications from time to time.

      Each Full Participating Employer sponsoring a defined contribution plan which is funded under a Full Participating Trust is required to elect in its Participation Agreement the classifications among which contributions under such plan shall be allocated. The Trustees may, upon the request of such Full Participating Employer or Investment Fiduciaries, if any, establish other investment classifications, which include other classes of units selected by such Full Participating Employer or its Investment Fiduciaries. The Full Participating Employer or its Investment Fiduciaries shall provide the Trust with investment instructions in respect of contributions made under its defined contribution plan specifying the classifications under which contributions are to be invested. The Trustees shall invest contributions and make withdrawals so as to preserve the classification proportions that have been specified. To the extent permitted by ERISA, the Trustees shall have no liability or responsibility for the determination of the Investment Funds included in a special DC Investment Classification directed by a Full Participating Employer or its Investment Fiduciaries. The allocation of the assets among the classifications established by the Trustees and the selection of the Investment Funds shall be subject to the funding policy established with respect to the defined contribution plan in accordance with the provisions of the Agreement and Declaration of Trust and such guidelines as may be established by the Trustees.

Participating Trusts of Eligible Employers Other Than Full Participating Trusts

Participating Trusts of Eligible Employers other than Full Participating Trusts can effect purchases of specific Investment Funds by entering into a Participation Agreement and by sending the Trust investment instructions on a Participation Agreement and Purchase Order Application available to an Eligible Employer's plan fiduciaries. The application can be obtained from the offices of RSI Retirement

Trust at 317 Madison Avenue, New York, NY 10017, or Retirement System Distributors Inc. ("Distributor"), at the same address. Completed applications and funds in the form of checks can be submitted in person to the office of the Trust or by mail. Investors wishing to purchase units by means of wire transfer should contact the Distributor.

      The Distributor may enter into agreements with various outside brokers on behalf of the Trust through which Participating Trusts of Eligible Employers other than Full Participating Trusts may purchase units of Investment Funds. Such units may be held by such outside brokers in an omnibus account rather than in the name of the Participating Trusts.

      Participating Trusts of Eligible Employers other than Full Participating Trusts, including those which hold Investment Funds through outside brokers, may purchase additional units of Investment Funds by telephone if they have made arrangements in advance with the Trust. To place a telephone order, such Participating Trusts or brokers should call the Distributor at 1-800-772-3615.

Individual Retirement Accounts (IRAs)

Individual Retirement Accounts (both traditional IRAs and Roth IRAs) are eligible for participation in the Trust. The Trust serves solely as the investment vehicle for the IRAs. IRA Accountholders may purchase units of all Investment Funds. In order for an IRA to participate in the Trust, the Accountholder must send a completed Traditional IRA/Roth IRA Application and Transfer Form to the Trust (via RSGroup Trust Company as custodian) indicating the type of IRA involved and instructing the custodian how to allocate the investment among the various Investment Funds. Subsequent investments will be made according to the asset allocation accompanying the applicable additional purchase order form.

      Traditional IRA/Roth IRA Application and Transfer Forms can be obtained by writing to the Distributor attn.: Investor Services, at P.O. Box 2064, Grand Central Station, New York, NY 10163-2064, or by calling the Distributor's Individual Retirement Account Investor Services line at 1-800-772-3615. Completed Traditional IRA/Roth IRA Application and Transfer Forms and contribution checks can be submitted in person to the office of the custodian or Trust or by mail to the above address. Investors wishing to purchase units by means of wire transfer should contact the Distributor.

Purchases

There is no minimum initial investment for the Trust or for any of its Investment Funds, and subsequent investments may be made in any amount. There are no sales loads, and all funds will be invested in full and fractional units at net asset value.

      The purchase price for units of each Investment Fund will be the net asset value per unit next determined following receipt at the office of the Trust of the funds to be invested together with a properly completed investment application form. If the application form is not properly completed, the order may be delayed for the time needed to obtain the required information.

      Units are not transferable, and certificates representing units of the Trust will not be issued.

      The Trust reserves the right in its sole discretion to (a) suspend the availability of its units, or (b) to reject requests for admission, when in the judgment of the Trustees such suspension or rejection is in the best interests of the Trust. In addition, the availability of Investment Funds to Full Participating Trusts shall be subject to the applicable authorizing election of the Full Participating Employer and the guidelines established by the Trustees.

      In order for a Participating Trust to purchase shares, its trust agreement must contain an appropriate provision authorizing the investment of all or a portion of its assets in the Trust.

Withdrawals and Exchanges

Withdrawals From Investment Funds (Redemptions)

All or a portion of the units held in any of the Investment Funds can be redeemed at any time.

      The withdrawal price will be the net asset value per unit next determined following receipt of instructions for withdrawal, together with all other required documents, in proper form at the office of the Trust. Generally, a request must be accompanied by appropriate evidence of authority and authorization (e.g., certified resolutions, incumbency and signature certificates, evidence of any required governmental approval, and a signature guarantee for certain Individual Retirement Accounts). A signature guarantee will be required if the distribution is: payable to someone other than the Accountholder; to be invested in a joint tenancy account; mailed to an address other than that listed on the account registration; or greater than $25,000. The value of a unit on withdrawal may be more or less than the value upon admission to the Investment Fund, depending upon the value at the time of withdrawal of the assets in the Investment Fund, from which the units are withdrawn.

      Withdrawals are subject to determination by the Trustees that the Redemption Request Form or new custodian's transfer form has been properly completed.

      If the redemption request is not properly completed or does not contain all required documents, the order may be delayed while the Service Company ascertains the information necessary to properly complete the redemption request and forward it to the Trust.

      A redemption request filed by a Participating Trust (including an Individual Retirement Account) which is not properly completed will be directed to the Service Company for clarification. The Service Company will ascertain the information necessary to properly complete the redemption request and forward it to the Trust. If such redemption request is transmitted to the Trust in proper form by 4:00 p.m., Eastern Time, the withdrawal will be effected at the net asset value determined as of the close of business on that day. Otherwise, such withdrawal will be based on the next determined net asset value.

      Payment for units withdrawn by a Participating Trust which is not a Full Participating Trust (including an Individual Retirement Account) will be made by check drawn in favor of the trustee or custodian of such Participating Trust. Payment for units withdrawn by a Full Participating Trust will be made to the Trustees in their capacities as the trustees of such Full Participating Trust to be administered in accordance with the Agreement and Declaration of Trust.

      Participating Trusts (other than Individual Retirement Accounts) can make withdrawals at any time by filing the redemption request form provided by the Trustees at the Trust's office.


      Individual Retirement Accountholders can request a distribution of account shares at any time, by completing a Redemption Request Form, which is available by calling the Distributor's Individual Retirement Account Investor Services line at 1-800-772-3615, or by writing to the Distributors, attn.: Investor Services, at P.O. Box 2064, Grand Central Station, New York, NY 10163-2064. A redemption of account shares can also be accomplished by filing a completed transfer form of another trustee or custodian.


      Withdrawal of units by a Full Participating Trust shall be made only by the Trustees, in their capacities as trustees of a Full Participating Trust, acting in their discretion consistently with the directions of the Investment Fiduciaries in the case of Full Participating Trusts subject to Classification Authority and/or Unit Direction Authority and to the allocation directions relating to DC Investment Classifications provided with respect to Full Participating Trusts established under defined contribution plans.

      Payment for units withdrawn will normally be made, in the case of Full Participating Trusts, to the Trustees in their capacities as trustees of the Full Participating Trust or, in the case of Participating

Trusts other than Full Participating Trusts (including Individual Retirement Accounts), to the trustee or custodian of such Participating Trust, within one business day of the determination of net asset value following receipt of documents in proper form, but in no event will payment be made more than seven days after such receipt. The payment may be delayed or the right of withdrawal from any Investment Fund suspended at times when (a) trading on the New York Stock Exchange is restricted or closed for other than customary weekends and holidays, (b) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio securities or determination of the value of the net assets of an Investment Fund not reasonably practicable, or
(c) the Securities and Exchange Commission has by order permitted such suspension.

Withdrawal Due to Disqualification

Disqualification of a Participating Trust (other than an Individual Retirement Account) could result from actions taken by the trustee thereof or by the administrators or fiduciaries of the plan with respect to which it has been established. In that event, a determination of disqualification may be made by the Internal Revenue Service or by a court. If at any time a Participating Trust is disqualified, the Trustees will withdraw all units of such Participating Trust at the net asset value next determined after the Trustees are apprised of such disqualification. Payments for units withdrawn by the Trustees upon disqualification will be made as described above.

Exchanges

Units in any Investment Fund may be exchanged without cost for units in any other Investment Fund. Exchanges may be effected by Participating Trusts other than Full Participating Trusts (but not including Individual Retirement Accounts), and by Full Participating Trusts subject to Unit Direction Authority, by sending a completed investment instruction form to the Trustees. Exchange of units by a Full Participating Trust other than a Full Participating Trust subject to Unit Direction Authority, shall be made only by the Trustees in their capacities as trustees of such Full Participating Trust, acting in their discretion consistently with the direction of the Investment Fiduciaries in the case of Full Participating Trusts subject to Classification Authority and to the allocation directions relating to DC Investment Classifications provided with respect to Full Participating Trusts established under defined contribution plans. Investment exchange forms can be obtained from the Trust at its office. Completed investment exchange forms can be returned in person or by mail to the Trust.


      Individual Retirement Accountholders may exchange units in any Investment Fund for units in any other Investment Fund without cost either by completing a Traditional IRA and Roth IRA Exchange Request Form or by telephone. The form is available by calling the Distributor's Individual Retirement Account Investor Services line at 1-800-772-3615 or by writing to the Distributor, attn.:
Investor Services, at P.O. Box 2064, Grand Central Station, New York, NY 10163-2064. Exchanges may be effected by an Individual Retirement Accountholder by sending a completed Exchange Request Form to the custodian of the Individual Retirement Account. Any exchange transacted through the use of the Exchange Request Form will be based on the respective net asset values of the units involved next determined after receipt of instructions for an exchange at the office of the Trust prior to its close of business. These exchanges are subject to determination by the Trustees that the investment exchange form has been properly completed.

      If the exchange is to be completed by telephone, the IRA custodian will be entitled to rely and act upon any telephonic instructions, deemed by it to be in proper form, received from any person directing the exchange of investments in the account(s) for other investments allowed to be exchanged; provided that the Trust is then available for sale in the Individual Retirement Accountholder's state of residence. The IRA custodian will not incur liability, cost or expense arising out of any telephonic exchange request effected pursuant to telephonic instructions. (The custodian of all Individual Retirement Accounts is a Participating Trust of the Trust, although not a Full Participating Trust.)

Valuation of Units

Net asset value per unit of each Investment Fund is determined by dividing the total value of the Investment Fund's assets, less any liabilities, by the number of units of such Investment Fund outstanding. The Trust determines the value of the assets held in each Investment Fund as of the close of trading (normally 4:00 p.m. Eastern Time).

      Current market prices are used to value Fund assets except for debt securities with remaining maturities of 60 days or less, which are valued on the basis of amortized cost. In the absence of an ascertainable market value, assets are valued at their fair market value as determined by the officers of the Trust using methods and procedures reviewed and approved by the Trustees. Investments denominated in foreign currencies are valued in United States dollars at the prevailing rate of exchange. Because foreign markets may trade when U.S. markets are closed, the value of securities may change while purchase or redemption is not available.

      The Trust does not ordinarily declare and pay dividends on its investment income. Income earned on assets in an Investment Fund is included in the total value of such Investment Fund's assets.

Distributions and Taxes


With respect to the plans of Eligible Employers, the Trust has received from the Internal Revenue Service a determination that it is a commingled trust which is exempt from taxation under Section 501(a) of the Code with respect to funds derived from Participating Trusts which are pension or profit-sharing trusts maintained in conformity with Section 401(a) of the Code.


      In order for the Trust to maintain its tax exempt status, only Qualified Trusts (including Individual Retirement Accounts) may participate in the Trust. In addition, all corpus and income belonging to any Qualified Trust must be used exclusively for the benefit of the participants and their beneficiaries under that Qualified Trust. No Participating Trust may assign any part of its interest in the Trust. The Trust must, at all times, be maintained as a domestic trust in the United States, and there must be a separate accounting for the interest of each Participating Trust in the Trust.

      The Trust does not intend to declare a dividend from its net investment income or to make distributions of any gains realized on sales of portfolio securities. Income on, and gains realized from the sale of, portfolio securities of each Investment Fund will be added to the total asset value of the assets of such Investment Fund and expenses and losses realized from the sale of portfolio securities of each Investment Fund will be subtracted from the total asset value of the assets of such Investment Fund.

      Payments for units withdrawn from the Trust are not taxable upon their distribution to the trustees of a Qualified Trust which is qualified under
Section 401(a) or 408(e) of the Code. Distributions from such a trust to the beneficiaries thereof may be subject to Federal income taxation, unless "rolled over" into another tax-qualified trust or Individual Retirement Account. Qualifying distributions from a Roth IRA are not includable in gross income for Federal income tax purposes.

      The foregoing describes only certain Federal tax considerations relating to the Trust. Among other things, it does not describe other tax laws such as state or local taxes, does not describe the deductibility of contributions to Participating Trusts and does not describe the taxation of individual participants on the receipt of distributions from Participating Trusts. Trust Participants and Eligible Employers and Individual Retirement Accountholders should consult their individual tax advisors with respect to the taxes applicable to or in respect of their Plans.

Administration of the Trust

The Distribution Agreement

The Trust has entered into a Distribution Agreement with the Distributor, whereby the Distributor will distribute and promote the sale of units in the Trust's Investment Funds.


      Pursuant to the Distribution Agreement, the Distributor is responsible for paying all distribution expenses incurred in connection with the performance of its services on behalf of the Trust. Distribution expenses are expenses that represent payment for activities primarily intended to result in the sale of units and include: (a) distribution services, including processing transactions and answering inquiries from new or prospective investors; (b) marketing and promotional activities, including advertising and direct mail promotions; (c) printing and distributing prospectuses, statements of additional information and reports of the Trust to prospective investors; (d) preparing, printing and distributing advertising and sales literature; and (e) market research.


The Service Agreement

The Trust has entered into a Service Agreement with Retirement System Consultants Inc. (the "Service Company"), whereby the Service Company provides the Trust with the general administrative and related services necessary to carry on the affairs of the Trust.


      Pursuant to the Service Agreement, the Service Company has agreed to: (a) manage, supervise and conduct the affairs and business of the Trust; (b) provide to the Trust with office space, equipment and personnel, and such clerical and back office services; (c) provide the Trust with stock transfer agent and registrar services; (d) provide the Trust with plan administrative services necessary due to the fact that the Trustees of the Trust are the Trustee Administrator for each of the affected Participating Trusts under the Trust's Agreement and Declaration of Trust; and (e) provide the Trust with certain administrative services in connection with Individual Retirement Accounts. In addition, the Service Company provides information relating to the allocation of assets between equities and fixed income obligations and within specified Investment Funds of the Trust.


Custodian


Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, acts as custodian of the assets of the Trust.


Expenses


All fees and expenses incurred in the administration of the Trust (other than expenses relating to the administration of Plans of Participation and any maintenance fee charged to Individual Retirement Accountholders), are charged to the Trust. Expenses relating to the administration of Plans of Participation are charged to Full Participating Employers. Expenses relating to the administration of Individual Retirement Accounts are charged to Individual Retirement Accountholders. Examples of expenses relating to the administration of Plans of Participation and Individual Retirement Accounts are general overhead expenses (other than for investment), and particular expenses arising from services to particular Plans of Participation and Individual Retirement Accounts, which are recorded on the basis of time records maintained by the Service Company and actuarial expense. Expenses chargeable to the Trust which are directly attributable to a particular Investment Fund are charged to that Investment Fund's operations. Expenses which are not attributable to a particular Investment Fund are allocated among the Investment Funds on bases which are deemed equitable by the Trustees.


General Information

Units of Beneficial Interest and Voting Rights

The units offered by the Trust constitute units of beneficial interest in the respective Investment Funds as to which they have been issued. The Agreement and Declaration of Trust permits the Trustees to create an unlimited number of Investment Funds. Each class of units designated as a separate Investment Fund represents a separate pool of assets. Currently, the Trust is offering units of beneficial interest in the seven Investment Funds described in this Prospectus. The Trustees may classify or reclassify units into one or more Investment Funds so long as such classification or reclassification does not have a material adverse effect on Participating Trusts which own the units.

      The units of each Investment Fund are fully paid and non-assessable, except as described in the last paragraph hereunder, have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights. The voting rights of the units held by a Participating Trust are exercised by the named fiduciary or fiduciaries of the related plan who have been duly vested in accordance with the provisions of ERISA, with authority to invest assets of the plan in units of the Trust or, if applicable, the Individual Retirement Accountholder ("Trust Participant"). A Trust Participant is entitled to one vote for each full unit (and a fractional vote for each fractional unit) outstanding on the books of the Trust in the name of the Participating Trust. The units of each Investment Fund have non-cumulative voting rights, which means that the holders of more than 50% of the units voting for the election of the Trustees can elect 100% of the Trustees if they choose to do so. On any matter submitted to a vote of Trust Participants, all units of the Trust then issued and outstanding and entitled to vote, irrespective of the class, will be voted in the aggregate and not by class, except (a) when required by the Investment Company Act, units shall be voted by individual classes; and
(b) when the matter affects an interest of less than all classes, then only Trust Participants of Participating Trusts which own units of the affected series shall be entitled to vote. Units vote in the aggregate on matters such as the election of Trustees; whereas, units are voted by class on matters such as the approval of an Investment Management Agreement and changing certain investment restrictions.

      No certificates will be issued for Trust units. Trust units are not transferable or assignable.

      Participating Trusts may be subject to liability for obligations of the Trust under the laws of some jurisdictions. Therefore, the Agreement and Declaration of Trust contains a disclaimer of liability of Participating Trusts and requires notice of such disclaimer be given in each obligation entered into or executed by the Trustees. It also provides for an indemnification out of Trust property for any Participating Trust held liable for the obligations of the Trust.

Financial Highlights


The following information for the years ended September 30, 1999 and 2000, has been audited by Pricewaterhouse Coopers LLP whose report thereon, which is incorporated by reference, appears in the Fund's 2000 Annual Report to Unitholders. The information for the years prior to 1999 was audited by other independent auditors. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information. Further performance information is contained in the 2000 Annual Report which may be obtained without charge. See, "Statement of Additional Information--Financial Statements."

Financial highlights for each Investment Fund are as follows:


                                                                             CORE EQUITY FUND
                                                       ------------------------------------------------------------
                                                       Year         Year         Year         Year         Year
                                                       Ended        Ended        Ended        Ended        Ended
                                                       09/30/00     09/30/99     09/30/98     09/30/97     09/30/96
                                                       --------     --------     --------     --------     --------
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year .................   $ 106.30     $  79.41     $  76.11     $  56.57     $  46.71
                                                       --------     --------     --------     --------     --------
Income from Investment Operations:
  Investment income--net ...........................       0.33         0.37         0.58         0.60         0.72
  Net realized and unrealized gain on investments ..      11.45        26.52         2.72        18.94         9.14
                                                       --------     --------     --------     --------     --------
  Total from Investment Operations .................      11.78        26.89         3.30        19.54         9.86
                                                       --------     --------     --------     --------     --------
  Net Asset Value, End of the Year .................   $ 118.08     $ 106.30     $  79.41     $  76.11     $  56.57
                                                       ========     ========     ========     ========     ========

    Total Return ...................................      11.08%       33.86%        4.34%       34.54%       21.11%

Ratios/Supplemental Data:
Ratios to Average Net Assets
  Expenses .........................................      (0.99)%      (0.97)%      (0.94)%      (0.90)%      (0.92)%
  Investment Income--net ...........................       0.29%        0.37%        0.72%        0.92%        1.40%
Portfolio Turnover Rate ............................       5.86%        8.89%        5.62%        5.68%        9.95%
Net Assets at End of the Year ($1,000's) ...........   $200,691     $174,373     $176,367     $212,273     $217,356


----------
*     Using average units basis.


                                                                              VALUE EQUITY FUND
                                                           --------------------------------------------------------
                                                           Year        Year        Year        Year        Year
                                                           Ended       Ended       Ended       Ended       Ended
                                                           09/30/00    09/30/99    09/30/98    09/30/97    09/30/96
                                                           --------    --------    --------    --------    --------
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year .....................   $ 72.01     $ 56.27     $ 57.36     $ 39.67     $ 32.63
                                                           -------     -------     -------     -------     -------
Income from Investment Operations:
  Investment income--net ...............................      0.73        0.66        0.57        0.60        0.72
  Net realized and unrealized gain (loss) on investments     15.36       15.08       (1.66)      17.09        6.32
                                                           -------     -------     -------     -------     -------
  Total from Investment Operations .....................     16.09       15.74       (1.09)      17.69        7.04
                                                           -------     -------     -------     -------     -------
  Net Asset Value, End of the Year .....................   $ 88.10     $ 72.01     $ 56.27     $ 57.36     $ 39.67
                                                           =======     =======     =======     =======     =======

      Total Return .....................................     22.34%      27.97%      (1.90)%     44.59%      21.58%

Ratios/Supplemental Data:
Ratios to Average Net Assets
  Expenses .............................................     (1.05)%     (1.02)%     (1.11)%     (1.20)%     (1.20)%
  Investment Income--net ...............................      0.91%       0.94%       0.93%       1.26%       1.98%
Portfolio Turnover Rate ................................     71.85%      90.14%      95.66%      99.25%      61.53%
Net Assets at End of the Year ($1,000's) ...............   $88,445     $84,839     $63,931     $60,389     $52,231


----------
*     Using average units basis.

                                                                        EMERGING GROWTH EQUITY FUND
                                                           --------------------------------------------------------
                                                           Year        Year        Year        Year        Year
                                                           Ended       Ended       Ended       Ended       Ended
                                                           09/30/00    09/30/99    09/30/98    09/30/97    09/30/96
                                                           --------    --------    --------    --------    --------
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year .....................   $ 80.96     $ 54.90     $ 84.47     $ 67.07     $ 52.58
                                                           -------     -------     -------     -------     -------
Income from Investment Operations:
  Investment (loss)--net ...............................     (1.62)      (1.05)      (0.90)      (0.95)      (0.90)
  Net realized and unrealized gain (loss) on investments     52.00       27.11      (28.67)      18.35       15.39
                                                           -------     -------     -------     -------     -------
  Total from Investment Operations .....................     50.38       26.06      (29.57)      17.40       14.49
                                                           -------     -------     -------     -------     -------
  Net Asset Value, End of the Year .....................   $131.34     $ 80.96     $ 54.90     $ 84.47     $ 67.07
                                                           =======     =======     =======     =======     =======

    Total Return .......................................     62.23%      47.47%     (35.01)%     25.94%      27.56%

Ratios/Supplemental Data:
Ratios to Average Net Assets
  Expenses .............................................     (1.79)%     (1.99)%     (1.94)%     (1.98)%     (1.91)%
  Investment Income (loss)--net ........................     (1.37)%     (1.55)%     (1.22)%     (1.39)%     (1.54)%
Portfolio Turnover Rate ................................    137.97%     222.98%     204.41%     177.68%     150.40%
Net Assets at End of the Year ($1,000's) ...............   $98,703     $76,191     $55,287     $91,589     $92,136


----------
*     Using average units basis.


                                                                          INTERNATIONAL EQUITY FUND
                                                           --------------------------------------------------------
                                                           Year        Year        Year        Year        Year
                                                           Ended       Ended       Ended       Ended       Ended
                                                           09/30/00    09/30/99    09/30/98    09/30/97    09/30/96
                                                           --------    --------    --------    --------    --------
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year .....................   $ 55.87     $ 45.44     $ 51.09     $ 45.25     $ 40.25
                                                           -------     -------     -------     -------     -------
Income from Investment Operations:
  Investment Income (loss)--net ........................      0.09       (0.21)      (0.14)      (0.14)      (0.08)
  Net realized and unrealized gain (loss) on investments      5.86       10.64       (5.51)       5.98        5.08
                                                           -------     -------     -------     -------     -------
  Total from Investment Operations .....................      5.95       10.43       (5.85)       5.84        5.00
                                                           -------     -------     -------     -------     -------
  Net Asset Value, End of the Year .....................   $ 61.82     $ 55.87     $ 45.44     $ 51.09     $ 45.25
                                                           =======     =======     =======     =======     =======

    Total Return .......................................     10.65%      22.95%     (11.06)%     12.91%      12.42%

Ratios/Supplemental Data:
Ratios to Average Net Assets
  Expenses .............................................     (1.64)%     (1.97)%     (1.94)%     (1.96)%     (1.93)%
  Investment Income (loss)--net ........................      0.14%      (0.39)%     (0.27)%     (0.29)%     (0.20)%
Portfolio Turnover Rate ................................     30.82%     120.42%      92.82%      61.87%      51.29%
Net Assets at End of the Year ($1,000's) ...............   $56,991     $49,288     $34,083     $35,276     $39,502


----------
*     Using average units basis.

                                                                           ACTIVELY MANAGED BOND FUND
                                                           ------------------------------------------------------------
                                                           Year         Year         Year         Year         Year
                                                           Ended        Ended        Ended        Ended        Ended
                                                           09/30/00     09/30/99     09/30/98     09/30/97     09/30/96
                                                           --------     --------     --------     --------     --------
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year .....................   $  37.21     $  37.73     $  33.89     $  30.79     $  29.58
                                                           --------     --------     --------     --------     --------
Income from Investment Operations:
  Investment Income--net ...............................       2.67         2.32         2.19         2.04         1.80
  Net realized and unrealized gain (loss) on investments      (0.57)       (2.84)        1.65         1.06        (0.59)
                                                           --------     --------     --------     --------     --------
  Total from Investment Operations .....................       2.10        (0.52)        3.84         3.10         1.21
                                                           --------     --------     --------     --------     --------
  Net Asset Value, End of the Year .....................   $  39.31     $  37.21     $  37.73     $  33.89     $  30.79
                                                           ========     ========     ========     ========     ========

    Total Return .......................................       5.64%       (1.38)%      11.33%       10.07%        4.09%

Ratios/Supplemental Data:
Ratios to Average Net Assets
  Expenses .............................................      (0.82)%      (0.78)%      (0.81)%      (0.81)%      (0.80)%
  Investment Income--net ...............................       7.09%        6.17%        8.16%        6.32%        5.94%
Portfolio Turnover Rate ................................      16.81%       42.18%       71.12%       69.29%       17.14%
Net Assets at End of the Year ($1,000's) ...............   $153,930     $184,197     $162,355     $147,139     $150,304


----------
*     Using average units basis.


                                                                         INTERMEDIATE-TERM BOND FUND
                                                           --------------------------------------------------------
                                                           Year        Year        Year        Year        Year
                                                           Ended       Ended       Ended       Ended       Ended
                                                           09/30/00    09/30/99    09/30/98    09/30/97    09/30/96
                                                           --------    --------    --------    --------    --------
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year .....................   $ 34.54     $ 34.10     $ 31.55     $ 29.30     $ 28.01
                                                           -------     -------     -------     -------     -------
Income from Investment Operations:
  Investment Income--net ...............................      2.07        1.85        1.93        1.78        1.74
  Net realized and unrealized gain (loss) on investments     (0.08)      (1.41)       0.62        0.47       (0.45)
                                                           -------     -------     -------     -------     -------
  Total from Investment Operations .....................      1.99        0.44        2.55        2.25        1.29
                                                           -------     -------     -------     -------     -------
  Net Asset Value, End of the Year .....................   $ 36.53     $ 34.54     $ 34.10     $ 31.55     $ 29.30
                                                           =======     =======     =======     =======     =======

    Total Return .......................................      5.76%       1.29%       8.08%       7.68%       4.61%

Ratios/Supplemental Data:
Ratios to Average Net Assets
  Expenses .............................................     (1.20)%     (1.12)%     (1.10)%     (1.04)%     (0.96)%
  Investment Income--net ...............................      5.90%       5.40%       5.92%       5.86%       6.06%
Portfolio Turnover Rate ................................     14.39%      50.51%     107.30%      67.95%      13.20%
Net Assets at End of the Year ($1,000's) ...............   $51,805     $62,524     $59,718     $68,389     $74,754


----------
*     Using average units basis.

                                                                          SHORT-TERM INVESTMENT FUND
                                                           --------------------------------------------------------
                                                           Year        Year        Year        Year        Year
                                                           Ended       Ended       Ended       Ended       Ended
                                                           09/30/00    09/30/99    09/30/98    09/30/97    09/30/96
                                                           --------    --------    --------    --------    --------
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year .....................   $ 23.28     $ 22.31     $ 21.23     $ 20.24     $ 19.31
                                                           -------     -------     -------     -------     -------
Income from Investment Operations:
  Investment Income--net ...............................      1.26        1.05        1.06        0.97        0.94
  Net realized and unrealized gain (loss) on investments      0.02       (0.08)       0.02        0.02       (0.01)
                                                           -------     -------     -------     -------     -------
  Total from Investment Operations .....................      1.28        0.97        1.08        0.99        0.93
                                                           -------     -------     -------     -------     -------
  Net Asset Value, End of the Year .....................   $ 24.56     $ 23.28     $ 22.31     $ 21.23     $ 20.24
                                                           =======     =======     =======     =======     =======

    Total Return .......................................      5.50%       4.35%       5.09%       4.89%       4.82%

Ratios/Supplemental Data:
Ratios to Average Net Assets
  Expenses .............................................     (0.80)%     (0.80)%     (0.80)%     (0.80)%     (0.80)%
  Investment Income--net ...............................      5.28%       4.63%       4.89%       4.67%       4.76%
Decrease in above expense ratio due to fee waiver ......      0.64%       0.46%       0.50%       0.45%       0.39%
Net Assets at End of the Year ($1,000's) ...............   $19,170     $27,286     $32,385     $27,021     $25,668


----------
*     Using average units basis.

Counsel and Auditors

Swidler Berlin Shereff Friedman, LLP, 405 Lexington Avenue, New York, NY 10174, serves as counsel for the Trust. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, have been selected as auditors of the Trust.

      No person has been authorized in connection with the offering made hereby to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and, if given or made, such representations must not be relied upon as having been authorized.

                              RSI Retirement Trust

The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information ("SAI") which sets forth additional and more detailed information about the Trust. The SAI is incorporated by reference into this Prospectus.

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to unitholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Copies of the Statement of Additional Information or the annual or semi-annual reports to unitholders may be obtained without charge by contacting us at the address or telephone number below, Attention: Legal Compliance.

Information about the Trust (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090.

Reports and other information about the Trust are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act
File No. 811-04193

                                   [LOGO](R)
                                 Broker/Dealer:
                                Retirement System
                                Distributors Inc.

                               317 Madison Avenue
                             New York, NY 10017-5201


                                  800-772-3615


                                 www.rsgroup.com

                   PART B: STATEMENT OF ADDITIONAL INFORMATION

                              RSI RETIREMENT TRUST

     A no-load series mutual fund currently offering seven investment funds.

                                                                Core Equity Fund
                                                               Value Equity Fund
                                                     Emerging Growth Equity Fund
                                                       International Equity Fund
                                                      ----------- - ------------
                                                      Actively Managed Bond Fund
                                                     Intermediate-Term Bond Fund
                                                      Short-Term Investment Fund

TABLE OF CONTENTS.........................................................Page
                                                                          ----

The Trust................................................................. 2
Investment Strategies and Risks........................................... 2
Other Information about the Funds' Investments............................ 7
Investment Restrictions................................................... 10
Management of the Trust................................................... 11
Control Persons and Principal Unitholders................................. 17
Investment Advisory and Other Services.................................... 18
Brokerage Allocation and Portfolio Turnover............................... 22
Distributions and Taxes................................................... 24
Calculation of Performance Data........................................... 25
Valuation of Units........................................................ 28
General Information....................................................... 29
Financial Statements...................................................... 31

   This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Trust's Prospectus dated January 28, 2000, which may be obtained by writing to RSI Retirement Trust, 317 Madison Avenue, New York, NY 10017, Attention: Stephen P. Pollak, Esq.


       The financial statements required to be included in this Statement of Additional Information are incorporated by reference from the
                      Trust's Annual Report to Unitholders
                  for the fiscal year ended September 30,2000.

                                January 29, 2001

                                    THE TRUST

History and Current Status

      RSI Retirement Trust (the "Trust") was established as a New York trust under the name The Savings Banks Retirement System pursuant to an Agreement and Declaration of Trust made as of October 22, 1940. The Agreement and Declaration of Trust, as amended from time to time, is referred to as the "Declaration of Trust". The Declaration of Trust was amended effective as of August 31, 1984, to provide for the continued operation of the Trust as an open-end diversified investment company under the name of Retirement System for Savings Institutions. Effective August 1, 1990 the Trust completed a reorganization and changed its name to RSI Retirement Trust.

      The Trust currently offers seven investment funds ("Investment Funds" or "Funds"): Core Equity Fund, Emerging Growth Equity Fund, Value Equity Fund, International Equity Fund (together, the "Equity Funds"), Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund (together, the "Bond Funds"). Each Fund has its investment objective and investment policies. However, a number of investment policies and restrictions are common to all the Funds or to the Equity Funds as a group or to the Bond Funds as a group. There is no assurance that any Investment Fund will be able to achieve its investment objective.


      As explained more fully below, the Trust has entered into an investment advisory agreement with Retirement System Investors Inc., a distribution agreement with Retirement System Distributors Inc. (the "Broker-Dealer"), and a service agreement with Retirement System Consultants Inc. (the "Service Company"), all of which are subsidiaries of Retirement System Group Inc. ("RSGroup(R)").


Classification

      The Trust is registered with the Securities and Exchange Commission ("Commission") as an open-end diversified management investment company. (Each of the Investment Funds also operates as a diversified company.) Registration of the Trust with the Commission does not mean that the Commission has approved the Trust's investment objectives and policies or passed upon the merits of the offering of beneficial interests in the Trust.

                         INVESTMENT STRATEGIES AND RISKS

      The following information is provided to supplement the information in the prospectus relating to investment strategies and risks. Unless otherwise indicated, the strategies and risks discussed apply to all Investment Funds unless otherwise noted.

      Foreign Currency Transactions

      The value of the assets of the International Equity Fund and the value of the foreign securities held by the other Investment Funds, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Equity Fund may incur costs in connection with conversions between various currencies. The International Equity Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

      Each Investment Fund may enter into forward foreign currency exchange contracts as described herein. When an Investment Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the United States dollar cost or proceeds. By entering into a United States dollar forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Investment Fund will be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

      When an investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the investment manager may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Investment Fund's portfolio securities denominated in such foreign currency. A forward contract may also be used to protect a portion of the portfolio denominated in a foreign currency against an adverse movement in the value of that currency relative to other currencies. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. No Investment Fund intends to enter into such forward contracts on a regular or continuous basis, and will not do so if, as a result, such Investment Fund would have more than 25% of the value of its total assets committed to such contracts. No Investment Fund will enter into such forward contracts or maintain a net exposure in such contracts where such Investment Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Investment Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies (i.e., anticipated currency fluctuations will necessarily be considered as part of the investment decision process). However, the Trustees believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of an Investment Fund will be served.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for an Investment Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Investment Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Investment Fund is obligated to deliver.

      An Investment Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, no Investment Fund is required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the investment manager. The above described method of protecting the value of an Investment Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. The method simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

      Cash Equivalents

      A portion of any Investment Fund may be held in cash equivalents. Cash equivalents are interest-bearing instruments or deposits maturing within one year in which funds are invested temporarily pending long-term investment or in which funds are invested when warranted for liquidity reasons or when market conditions warrant a temporary "defensive" investment strategy. The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible. The instruments may include, but are not limited to, repurchase agreements, obligations issued by or guaranteed by the United States government, its agencies or instrumentalities, obligations of banks, and commercial paper. For a description of repurchase agreements, see below, and for a further description of the other instruments, see, "Investment Objectives and Policies -- Short-Term Investment Fund".

      Repurchase Agreements


      Each Investment Fund may enter into repurchase agreements. Under repurchase agreements, an Investment Fund purchases securities, bankers' acceptances and certificates of deposit, from a bank, broker-dealer, savings and loan association or other recognized financial institution with a concurrent obligation of the seller to repurchase such security within a specified time or on notice at a fixed price (equal to the purchase price plus interest). Repurchase agreements are considered loans under the Investment Company Act of 1940, as amended ("Investment Company Act"). Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the value of the total assets of any Investment Fund. The Funds may enter into repurchase agreements for United States Government securities, mortgage-related securities (as defined in the Securities Exchange Act of 1934), other asset-backed securities rated at least AA or the equivalent, and other corporate bonds, notes or other debt instruments rated at least A or the equivalent. See, "Investment Objectives and Policies -- Short-Term Investment Fund".


      In the event of a bankruptcy or a default of a seller of a repurchase agreement, an Investment Fund could experience costs and delays in liquidating the securities held as collateral and the Investment Fund might incur a loss if the value of the collateral held declined during this period. Certificated securities purchased subject to resale must be placed in the physical possession of the Investment Fund's custodian. Uncertificated securities, such as Treasury Bills and most agency issues, which are recorded by book-entry on the records of the Federal Reserve Banks, must be transferred to the Fund's custodian by appropriate entry in the Federal Reserve Banks' records. If the value of the securities purchased declines below the sales price, additional securities sufficient to make the value of the securities equal to the sales price thereof must be deposited with the Investment Fund's custodian. If the seller defaults, the Investment Fund might incur a loss if the value of the securities securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the securities by the Investment Fund may be delayed or denied.

      Reverse Repurchase Agreements

      Each Investment Fund may enter into reverse repurchase agreements with broker-dealers or financial institutions deemed creditworthy under guidelines approved by the board of the Investment Fund. Such agreements involve the sale of securities held by the Investment Fund pursuant to the Investment Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Reverse repurchase agreements are considered to be borrowings by the Investment Fund and may be entered into only when the investment manager believes an Investment Fund's earnings from the transaction will exceed the interest expense incurred.

      Lending Portfolio Securities

      Any Investment Fund may lend its portfolio securities where such loans are callable at any time and are continuously secured by collateral (cash, government securities or Letters of Credit) equal to no less than the market value, determined daily, of the securities loaned. Securities may be lent to normal market participants such as broker-dealers. An Investment Fund which lends its securities will receive dividends or interest paid on the securities loaned. It may also earn interest on the loan itself. On termination of the loan, the borrower is required to return the securities to the Investment Fund. Any cash collateral deposited pursuant to loans of securities will be invested in cash equivalents including securities issued or guaranteed by the United States government, its agencies or instrumentalities. Income earned on the instruments, minus any amounts paid to the borrower for the use of cash, will be added to the asset value of the Investment Fund, increasing the value of each unit. At the same time, the value of the money market instrument may increase or decrease depending on movements in general interest rates during the period the instrument is held. If a decrease in value is greater than the net amount of income earned on the money market instrument, the asset value of the Investment Fund, and the value of each unit in that Investment Fund, will decline if the Investment Fund bears the responsibility for such investment. Letters of Credit will only be used if the issuing bank has a bond rating of "A" or better by one or more of the nationally known rating agencies. Loans of portfolio securities will be limited to 50% of the value of each Investment Fund's total assets. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Trust. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in securities loaned should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed to be creditworthy.

      Futures and Options Transactions

      Any Investment Fund may purchase and sell stock index futures contracts and futures contracts on financial instruments and related options for the purpose of hedging against changes in values of such Fund's portfolio securities or options on stock indices held by such Fund. An Investment Fund may also purchase and sell forward foreign currency exchange contracts and related options and forward currency contracts for the purpose of hedging against changes in foreign currency exchange rates and executing other hedging strategies relating to portfolio securities. See, "Foreign Currency Transactions", above. Finally, any Investment Fund may invest in interest rate futures contracts and related options to hedge against changes in interest rates in relation to the interest rates that are reflected in portfolio securities. The ability of an Investment Fund to hedge successfully will depend on the investment manager's ability to forecast pertinent market movements, the success or accuracy of which cannot be assured.

      Options are valued at their last purchase price as of the close of options trading on the applicable exchange. Futures contracts are marked to market daily and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange.

      An Investment Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of such Investment Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the Commodity Futures Trading Commission. For purposes of the foregoing, a call option is "in-the-money" when the current market price is above the strike price and a put option is "in-the-money" when the current market price is below the strike price.

      Any Investment Fund may purchase call and put options on securities and on stock indices to attempt to increase such Investment Fund's total return. An Investment Fund may purchase call options when, in the opinion of the investment manager for such Investment Fund, the market price of the underlying security or index will increase above the exercise price. An Investment Fund will purchase put options when the investment manager for such Investment Fund expects the market price of the underlying security or index to decrease below the exercise price. When an Investment Fund purchases a call option it will pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Investment Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly.

      In addition, an Investment Fund may write covered put or call options on securities or stock indices. By writing options, the Investment Fund limits its profit to the amount of the premium received. By writing a call option, the Investment Fund assumes the risk that it may be required to deliver the security having a market value greater than at the time the option was written. By writing a put option, the Investment Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value. An Investment Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of such Investment Fund's net assets.

      The staff of the Securities and Exchange Commission has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in the Investment Company Act on investment companies' issuing senior securities. However, the staff has issued letters declaring that it will not recommend enforcement action if an investment company:

      (a) sells futures contracts to offset expected declines in the value of the investment company's portfolio securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the portfolio securities vis-a-vis the futures contracts);

      (b) writes call options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of portfolio securities which correlate with the underlying stock index, or otherwise;

      (c) purchases futures contracts, provided the investment company establishes a segregated account ("cash segregated account") consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

      (d) writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

      The Fund will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

      There are risks associated with the use of futures contracts for hedging purposes. In a declining market environment, the increase in value of the hedging instruments may not completely offset the decline in value of the securities owned by an Investment Fund. Conversely, in a rising market environment the loss in the hedged position may be greater than the capital appreciation that an Investment Fund may experience in its securities positions. Further, if market values do not fluctuate, an Investment Fund will sustain a loss at least equal to the commissions on the financial futures transactions and premiums paid.

      The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying deliverable securities. The difference between these two price movements is called "basis". There are occasions when basis becomes distorted. All investors in the futures market are subject to initial margin and variation margin requirements. Rather than providing a variation margin, an investor may close out a futures position. Changes in the initial and variation margin requirements may influence an investor's decision to close out the position. The normal relationship between the securities and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying securities. In the event investors decide to make or take delivery (which is unlikely), liquidity in the futures market could be reduced, thus producing temporary basis distortion. Finally, the margin requirements in the futures market are lower than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary basis distortion.

      Under certain circumstances, successful use of futures contracts by an Investment Fund is also subject to the respective investment manager's ability to correctly anticipate movements in the direction of the prices of the Investment Fund's underlying securities. For example, if an Investment Fund has hedged against the possibility of a decrease in the price of its securities and prices of such securities increase instead, the Investment Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Investment Fund has hedged with futures and has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Investment Fund may have to sell securities at a time when it may be disadvantageous to do so.

      In the futures market, it may not always be possible to execute a buy or sell order at the desired price or to close out a position due to market conditions, limits on open positions and/or daily price fluctuation limits. Each market establishes a limit on the amount by which the daily market price of a futures contract may fluctuate. Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the contract can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit. The holder of a futures contract may therefore be locked into its position by an adverse price movement for several days or more, to its detriment. Should this occur, it may be possible for an investor to reduce its exposure to changing securities values through option transactions.

                 OTHER INFORMATION ABOUT THE FUNDS' INVESTMENTS

      Foreign Investment risk: Investments currently may be made in the following countries: Australia; New Zealand; Hong Kong; Indonesia; Japan; Malaysia; Philippines; Singapore; South Korea; Thailand; Sri Lanka; Taiwan; Canada; South Africa; Austria; Belgium; Denmark; Finland; France; Germany; Greece; Ireland; Italy; Luxembourg; Netherlands; Norway; Portugal; Spain; Sweden; Switzerland; India; Pakistan; Turkey; United Kingdom; Jordan; Mexico; Argentina; Peru; Brazil; Chile and Venezuela. The International Equity Fund sub-investment adviser will not consider investments in any of these markets until the adviser, the International Equity Fund custodian and fund management are satisfied with local administrative and regulatory controls within each such market. Investments in securities of non-United States issuers and in securities involving foreign currencies involve investment risks that are different from investments in securities of United States issuers involving no foreign currency, including the effect of different economies, changes in currency rates, future political and economic developments and possible imposition of exchange controls or other governmental restrictions. There may also be less publicly available information about a non-United States issuer than about a domestic issuer, and non-United States issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Most stock exchanges outside the United States have substantially less volume than the New York Stock Exchange and securities of some non-United States companies are less liquid and more volatile than securities of comparable domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies outside than in the United States. In addition, with respect to certain countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in securities of issuers located in those countries.

Actively Managed Bond Fund and Intermediate-Term Bond Fund

      Zero-coupon obligations pay no current interest. Zero-coupon obligations are sold at prices discounted from par value, with that par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations may be purchased if the yield spread between these obligations and coupon issues is considered advantageous, giving consideration to the duration of alternative investments. The market value of a zero-coupon obligation is generally more volatile than that of an interest-bearing obligation and, as a result, if a zero-coupon obligation is sold prior to maturity under unfavorable market conditions, the loss that may be sustained on such sale may be greater than on the sale of an interest-bearing obligation of similar yield and maturity.

      From time to time the Fund may invest in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and certain stripped mortgage-backed securities. CMOs generally represent a participation in, or are secured by, a pool of mortgage loans. The CMOs in which the Fund may invest are limited to United States government and related securities (including those of agencies or instrumentalities) such as CMOs issued by GNMA, FNMA and FHLMC. Stripped mortgage securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are lower than anticipated.

      REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity generally must be assets directly or indirectly secured principally by real property.

Short-Term Investment Fund

      Obligations issued by or guaranteed by the United States government, its agencies or instrumentalities. United States government obligations are bills, notes, bonds and other debt securities issued by the Treasury which are direct obligations of the United States government and differ primarily in length of their maturity. These obligations are backed by the "full faith and credit" of the United States. Obligations issued by an agency or instrumentality of the United States government are not direct obligations of the United States Treasury. Such obligations include notes, bonds and discount notes which may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Short-Term Investment Fund must look principally to the agency issuing or guaranteeing the obligations for ultimate repayment and may not be able to assert a claim against the United States itself, in the event the agency or instrumentality does not meet its commitments. Securities in which the Short-Term Investment Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association and the Farmers Home Administration.

      Bank obligations. These obligations include, but are not limited to, negotiable certificates of deposit, bankers' acceptances and fixed time deposits issued by United States banks and foreign banks. Investments in United States bank obligations are limited to obligations of United States banks (including foreign branches), which are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. In addition, any United States bank whose obligations are held must have a class of unsecured debt obligations rated "A" or better by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc. or another nationally known rating service or, if not rated, be of comparable quality in the opinion of the investment manager.

      Investments in foreign bank obligations are limited to United States dollar denominated obligations of foreign banks which at the time of investment:
(a) have more than $10 billion, or the equivalent in other currencies, in total assets; (b) in terms of assets, are among the 75 largest foreign banks in the world; (c) have branches or agencies in the United States; and (d) in the opinion of the investment manager, are of an investment quality comparable to obligations of United States banks which may be purchased.

      Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposit to a third party. It is the present policy of the Short-Term Investment Fund not to invest in fixed time deposits subject to withdrawal penalties, other than overnight deposits, if more than 10% of the value of its total assets would be invested in such deposits or other illiquid securities.

      Obligations of foreign banks involve somewhat different investment risks from those affecting obligations of United States banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.

      Commercial paper and master demand notes issued by United States corporations. Commercial paper is unsecured promissory notes issued to finance short-term credit requirements. The Short-Term Investment Fund's investments in commercial paper will be limited to commercial paper rated "Prime-1" by Moody's Investors Service, Inc., and rated "A-1" or better by Standard & Poor's Corporation. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a United States commercial bank acting as agent for the payees of such notes. Master notes are callable on demand by the payees, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. The investment manager will take into account the creditworthiness of the issuer of master notes in making investment decisions with respect to such notes.

      Bonds, debentures or notes issued by United States corporations. Bonds, debentures or notes are obligations of the issuing company to repay a set amount of money on a specific date and to pay interest (usually semi-annually) at a fixed or floating rate until maturity thereof. The corporate bonds, debentures and notes purchased by the Short-Term Investment Fund consist of bonds, debentures and notes which are callable on demand or have a remaining maturity of less than one year and which are rated "A" or better by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc. or another nationally known rating service including all sub classifications indicated by modifiers of such "A" ratings, or, if not rated, have comparable quality in the opinion of the investment manager.

                             INVESTMENT RESTRICTIONS

      The following restrictions and fundamental policies ((a) through (o)) cannot be changed for any Investment Fund without the approval of the holders of a majority of the outstanding units of the affected Investment Fund or Funds. Each Investment Fund may not:

      (a)   Issue senior securities;

      (b) Borrow money in any Investment Fund except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of that Investment Fund;

      (c)   Underwrite any issue of securities;

      (d) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose the United States government, its agencies and instrumentalities are not considered an industry) Purchase any securities in an Investment Fund that would cause 25% or more of the value of that Investment Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry (as defined by Standard & Poor's); except that there is no limitation in any Investment Fund with respect to investments in obligations issued or guaranteed by the United States government or its agencies or instrumentalities;

      (e) Purchase or sell real estate, but this shall not prevent investments in instruments secured by real estate or interest therein or in marketable securities of issuers which invest in real estate or engage in real estate operations;

      (f) Make loans to other persons, except the Fund may make time or demand deposits with banks, may purchase bonds, debentures or similar obligations that are publicly distributed or of a type customarily purchased by institutional investors, may loan portfolio securities and may enter into repurchase and reverse repurchase agreements;

      (g) With respect to at least 75% of the value of any Investment Fund's total assets, purchase securities of any issuer (except securities issued or guaranteed as to principal or interest by the United States government, its agencies or instrumentalities) if as a result more than 5% of the value of the total assets of such Investment Fund would be invested in the securities of such issuer or all Investment Funds together would own more than 10% of the outstanding voting securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security;

      (h) Invest in companies for the purpose of exercising control or management, except a company all the stock of which is owned by the Fund and which provides administrative services to the Fund and others;

      (i) Pledge, mortgage or hypothecate the assets of any Investment Fund to any extent greater than 10% of the value of the total assets of that Investment Fund;

      (j) Purchase securities (other than stock index futures contracts and futures contracts on financial instruments and related options) on margin or make short sales of securities;

      (k) Purchase or sell commodities or commodity contracts except futures contracts on financial instruments, such as bank certificates of deposit and United States Treasury securities, foreign currencies and stock indexes;

      (l) Invest in securities of other investment companies except as part of a merger, consolidation, reorganization or purchase of assets approved by the Trust Participants;

      (m) Participate on a joint or joint and several basis in any securities trading account;

      (n) Purchase from or sell portfolio securities to its Trustees, officers or other "interested persons" (as defined in the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund, except as permitted by the Investment Company Act or any rules or orders thereunder;

      (o) Invest the assets of any Investment Fund in nonmarketable securities (including repurchase agreements and time deposits maturing in more than seven days but excluding master demand notes and other securities payable on demand) to any extent greater than 10% of the value of the total assets of that Investment Fund. If through the appreciation of nonmarketable securities, or the depreciation of marketable securities, an Investment Fund has more than 10% of its assets invested in nonmarketable securities, the Investment Fund will reduce its holdings of nonmarketable securities to 10% or less of its total assets as soon as practicable consistent with the objective of limiting any loss that may be sustained upon such reduction.

      Except as stated in (o) above, if an Investment Fund complies with a percentage restriction at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

      Securities Subject to Resale Restrictions

      No Investment Fund will invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are not readily marketable, except for master demand notes, other securities payable upon demand, fixed-time deposits, notes secured by mortgages, repurchase agreements and instruments evidencing loans of securities.

Temporary Defensive Positions

      A portion of any Investment Fund may be held in cash equivalents. Cash equivalents are interest-bearing instruments or deposits maturing within one year in which funds are invested temporarily pending long-term investment or in which funds are invested when warranted for liquidity reasons or when market conditions warrant a temporary "defensive" investment strategy. The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible. The instruments may include, but are not limited to, repurchase agreements, obligations issued by or guaranteed by the United States government, its agencies or instrumentalities, obligations of banks, and commercial paper. For a description of repurchase agreements, see below, and for a further description of the other instruments, see, "Investment Objectives and Policies -- Short-Term Investment Fund".

                             MANAGEMENT OF THE TRUST

      The business and affairs of the Trust, a New York common law trust, are managed by the Trustees. The Trustees perform the duties and undertake the responsibilities, in effect, of a board of directors of an investment company. As Trustees, however, they must discharge their duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustees were last elected by vote of the Trust Participants at a meeting held on April 28, 2000. Pursuant to the Trust's Agreement and Declaration of
Trust, the Trustees of the Trust have been divided into three classes of Trustees. At each annual meeting, one class of Trustees is elected. There is no limitation on the number of terms which may be served by any Trustee. The Trustees of the Trust and their principal occupations are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act, is indicated by an asterisk (*).

      The Trust has 12 Trustees who are elected for staggered terms of three years each. The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors or trustees of investment companies by the Investment Company Act. The officers of the Trust are the President, one or more Vice Presidents, a Secretary and a Treasurer. The Trustees hold six regular meetings a year. The Trust currently has five standing committees: an Audit Committee, a Board Affairs Committee, an Investment Committee, a Nominating Committee, and a Proxy Committee. These committees meet from time to time between meetings of the Trustees to consider matters concerning the Trust.

      An important function of the Trustees is the selection of investment managers for the Investment Funds and the review and evaluation of their performance. The Trustees periodically evaluate the performance of the investment managers and review the continued appropriateness of the structure of the Investment Funds. The Trustees also periodically evaluate the allocation of assets among Investment Classifications and among Investment Funds and guidelines of investment for all Plans. The Trustees have retained Hewitt Associates to assist them in the above matters, for which service the Fund paid Hewitt Associates fees and expenses amounting to $71,825 for the Fund's fiscal year ended September 30, 2000.


                              Trustees and Officers


                               Positions
                               with the           Principal occupation for the last five
Name                           Trust       Age    years affiliation with the Trust
----                           -----       ---    --------------------------------------

Current term remaining - one year:

Candace Cox                    Trustee    49      Managing Director, Emerald Capital
                                                  Advisors, LLC, since February 2000 and
                                                  from December 1998 to November 1999;
                                                  formerly Director of Institutional
                                                  Investments with Lord Abbett & Co. from
                                                  December 1999 to February 2000; President
                                                  and Chief Investment Officer, Bell
                                                  Atlantic (formerly NYNEX) Asset Management
                                                  Company from November 1995 to May 1998;
                                                  Vice President and Managing Director,
                                                  between September 1992 and October 1995;
                                                  Director of American Heart Association.

William A. McKenna, Jr.*       Trustee    64      Chairman and Chief Executive Officer,
                                                  Ridgewood Savings Bank, Ridgewood, New
                                                  York since January 1992; Trustee of
                                                  Ridgewood Savings Bank; Trustee of St.
                                                  Joseph's College; Director of St.
                                                  Vincent's Services; Director of Boy's
                                                  Hope; Director of M.S.B. Fund, Inc.;
                                                  Director of Institutional Investors
                                                  Mutual Fund, Inc.; Director of

                                                  Retirement System Group Inc.;
                                                  Member of the Cardinal's Committee of the
                                                  Laity; Member of University Council, St.
                                                  John's University; Member of the Dean's
                                                  Executive Council, Hofstra University
                                                  School of Business.

Raymond L. Willis              Trustee    64      Private investments since March 1989.
                                                  Director of Retirement System Fund Inc.
                                                  from February 1991 to July 1997.

Current term remaining - two years:

William Dannecker*             President  61      President and Trustee of the Fund since
                                  and             May 1986 and May 1987, respectively; Chief
                                Trustee           Executive Officer of the Fund from January
                                                  1988 to August 1990; President of
                                                  Retirement System Fund Inc. from February
                                                  1991 to July 1997 and Director from
                                                  November 1990 to July 1997; Director of
                                                  Retirement System Group Inc. since March
                                                  1989, Chief Executive Officer since
                                                  January 1990, Chairman since October 2000,
                                                  and President from March 1989 to September
                                                  2000; President and Director of Retirement
                                                  System Consultants Inc. since January 1990
                                                  and March 1989, respectively; Director of
                                                  Retirement System Investors Inc. since
                                                  March 1989; President and Director of
                                                  Retirement System Distributors Inc. since
                                                  December 1990 and July 1989, respectively;
                                                  Director of RSG Insurance Agency Inc.
                                                  since March 1996; Director since June
                                                  1998, RSGroup Trust Company. President
                                                  between June 1998 and January 1999, and
                                                  Chairman and Chief Operating Officer since
                                                  January 1999.

Maurice E. Kinkade              Trustee   58      Director of Development, Maplebrook
                                                  School, Amenia, New York, since September
                                                  1994; President, of KINCO Management,
                                                  Poughkeepsie, New York from June 1992 to
                                                  September 1995; formerly Chairman and
                                                  Chief Executive Officer from 1984 and
                                                  1980, respectively to February 1990,
                                                  President from August 1986 to February
                                                  1990 and between 1980 and 1984,
                                                  Poughkeepsie Savings Bank, FSB,
                                                  Poughkeepsie, New York.

William G. Lillis               Trustee   70      Real Estate Consultant; formerly President and

                                                  Chief Executive Officer from April 1981
                                                  and December 1989, respectively to
                                                  November 1991, American Savings Bank,
                                                  White Plains, New York.

Current term remaining - three years:

Herbert G. Chorbajian           Trustee   62      Vice Chairman of Charter One Financial,
                                                  Inc. since November 30, 1998; Chairman and
                                                  Chief Executive Officer from October 1990
                                                  and President and Director from June 1985
                                                  of ALBANK, FSB, Albany, New York to
                                                  November 1998; Chairman, President and
                                                  Chief Executive Officer of ALBANK
                                                  Financial Corporation, Albany, New York
                                                  from December 1991 to November 1998.

James P. Cronin                 Trustee   55      President, Treasurer and Chief Executive
                                                  Officer since June 1987 of The Dime
                                                  Savings Bank of Norwich, Norwich,
                                                  Connecticut; Director or Trustee of Mutual
                                                  Investment Fund of Connecticut; Hartford
                                                  Mutual Investment Fund; INFINEX; Norwich
                                                  Free Academy; St. Jude Common; John S.
                                                  Blackmar Fund; W.W. Bockus Hospital ; and
                                                  RSGroup Trust Company.

Ralph L. Hodgkins, Jr.         Trustee    67      Retired Vice President, Peoples Heritage
                                                  Bank, Portland, Maine from September 1994
                                                  to March 1995; formerly President and
                                                  Chief Executive Officer, Mid Maine Savings
                                                  Bank, FSB, Auburn, Maine from August 1970
                                                  to August 1994.

Joseph L. Mancino*             Trustee    63      President and Chief Executive Officer of
                                                  The Roslyn Savings Bank, Roslyn, New York,
                                                  since July 1992 and Chairman of the Board
                                                  of Directors since January 1996; Vice
                                                  Chairman, President and Chief Executive
                                                  Officer of Roslyn Bancorp, Inc. since
                                                  January 1997; Director of Helen Keller
                                                  Services For The Blind; Theodore Roosevelt
                                                  Council-Boy Scouts of America; Interfaith
                                                  Nutrition Network; National Center for
                                                  Disability Services; and Long Island
                                                  University.

William L. Schrauth*           Trustee    65      President and Chief Executive Officer, The
                                                  Savings Bank of Utica, Utica, New York
                                                  since August 1977; and Director of
                                                  Retirement System Group Inc. and RSGroup
                                                  Trust Company.

William E. Swan*               Trustee    53      President and Chief Executive Officer,
                                                  First Niagara Bank, Lockport, New York
                                                  since July 1989 and Chairman of the Baord
                                                  of Directors since January 2001; President
                                                  and Chief Executive Officer of First
                                                  Niagara Financial Group, Inc. (FNFG),
                                                  Lockport, New York since April 1998 and
                                                  Chairman of the Board of Directors since
                                                  January 2001; Chairman of the Board of
                                                  Trustees of St. Bonaventure University;
                                                  Director of New York Business Development
                                                  Corp., Catholic Charities of Buffalo,
                                                  Buffalo Niagara Partnership, Buffalo
                                                  Niagara Enterprise; and President of First
                                                  Niagara Bank Foundation.

James P. Coughlin              Executive  64      Executive Vice President and Chief
                               Vice               Investment Officer of Retirement System
                               President          Group Inc. since January 1993, Chief
                                                  Investment Officer since January 1991 and
                                                  Director since May 1990; President of
                                                  Retirement System Investors Inc. since
                                                  February 1990; Senior Vice President of
                                                  Retirement System Fund Inc. from February
                                                  1991 to July 1997.

Stephen P. Pollak              Executive  55      Executive Vice President, Counsel and
                               Vice               Secretary of Retirement System Group Inc.
                               President,         since January 1993, Director since March
                               Counsel            1989; President and Director of RSG
                               and                Insurance Agency Inc. since March 1996;
                               Secretary          Vice President and Secretary of Retirement




                                                  System Consultants Inc. since January 1990
                                                  and Director since March 1989; Vice
                                                  President and Secretary of Retirement
                                                  System Distributors Inc. since February
                                                  1990 and Director since July 1989; Vice
                                                  President and Secretary of Retirement
                                                  System Investors Inc. since February 1990
                                                  and Director since March 1989; Executive
                                                  Vice President, Counsel and Secretary and
                                                  Director of RSGroup Trust Company since
                                                  June 1998; Executive Vice President,
                                                  Counsel and Secretary of Retirement System
                                                  Fund Inc. from October 1995 to July 1997
                                                  and Senior Vice President, Counsel and
                                                  Secretary from February 1991 to October
                                                  1995.

Heidi Viceconte               First Vice  34      First Vice President of Retirement System
                              President           Group Inc. since January 1998, Manager of
                              and                 Trust Accounting since November 1994 and
                              Treasurer           Second Vice President from January 1995 to
                                                  December 1997; First Vice President and
                                                  Trust Officer of RSGroup Trust Company
                                                  since August 1999.

John F. Meuser                Senior      65      Senior Vice President of Retirement System
                              Vice                Group Inc. from January 1996 to April,
                              President           2000, Vice President from January 1993 to
                                                  December 1995; Financial and Operations
                                                  Principal since October 1993 and
                                                  Registered Representative since February
                                                  1990 of Retirement System Distributors
                                                  Inc.; Vice President of Retirement System
                                                  Investors Inc. since February 1990; Chief
                                                  Operations Officer of RSGroup Trust
                                                  Company from August 1998 to January 1999
                                                  and Senior Vice President since August
                                                  1998; Senior Vice President and Treasurer
                                                  of Retirement System Fund Inc. from
                                                  October 1996 to July 1997 and Vice
                                                  President and Treasurer from October 1992
                                                  to July 1997.


      *An asterisk indicates a Trustee who is an "interested person" of the Trust within the meaning of the Investment Company Act.

      The address of each Trustee and executive officer of the Trust is: c/o RSI Retirement Trust, 317 Madison Avenue, New York, New York 10017.

Compensation

      The Trust pays to each Trustee who is not an officer of the Trust a fee of $950 for each board meeting and each committee meeting which they attend. A fee of $400 is paid to each non-officer Trustee who participates in a telephonic meeting. In addition, the Trust pays to each non-officer Trustee an annual fee of $9,500. Trustees may elect to defer to a future date a portion of such fees under a deferred compensation plan provided by the Trust under Section 457 of the Code.


      The Trustees hold six regular meetings a year. During the Trust's fiscal year ended September 30, 2000, total Trustee compensation amounted to $234,175. The Trustees and officers are reimbursed for their reasonable expenses incurred in attending meetings or otherwise in connection with their attention to the affairs of the Trust. During the Trust's fiscal year ended September 30, 2000, the total of such reimbursed expenses was $49,625.

      The Trust does not provide Trustees or officers, directly or indirectly, with any pension or retirement benefits for their services to the Trust. William Dannecker, the President of the Trust, is an officer of RSGroup, the Service Company and the Broker-Dealer, and receives compensation in such capacities. James P. Coughlin, Executive Vice President of the Trust, is an officer of RSGroup and Investors Inc. and receives compensation in such capacities. Stephen
P. Pollak, Executive Vice President, Counsel and Secretary of the Trust, is an officer of RSGroup Investors Inc., the Broker-Dealer and the Service Company, and receives compensation in such capacities. Heidi Viceconte, Vice President and Treasurer of the Trust is an officer of RSGroup and receives compensation in such capacity. John F. Meuser, Senior Vice President of the Trust, is a part-time employee of RSGroup, the Service Company, the Broker-Dealer and Investors Inc., and receives compensation in such capacities.

      The Trustees received the compensation shown below for services to the Trust during the fiscal year ended September 30,2000. No officer of the Trust receives any remuneration directly from the Trust for service to the Trust.


                                              Pension or                              Total
                                              Retirement                           Compensation
                            Aggregate      Benefits Accrued    Estimated Annual    from Trust**
                        Compensation from  As Part of Trust     Benefits Upon         Paid to
Name of Trustee             the Trust          Expenses           Retirement         Trustees

Herbert G. Chorbajian       $18,350.00          $- 0 -             $- 0 -           $18,350.00
Candace Cox                   9,441.67*          - 0 -              - 0 -             9,441.67*
James P. Cronin              21,850.00           - 0 -              - 0 -            21,850.00
William Dannecker                   -0-          - 0 -              - 0 -                   -0-
Ralph L. Hodgkins, Jr.       18,050.00           - 0 -              - 0 -            18,050.00
Maurice E. Kinkade           19,400.00*          - 0 -              - 0 -            19,400.00*
William G. Lillis            14,750.00*          - 0 -              - 0 -            14,750.00*
Joseph L. Mancino             6,808.33           - 0 -              - 0 -             6,808.33
William A. McKenna           19,800.00           - 0 -              - 0 -            19,800.00


William L. Schrauth          18,050.00           - 0 -              - 0 -            18,050.00
William E. Swan              15,050.00*          - 0 -              - 0 -            15,050.00*
Raymond L. Willis            23,000.00           - 0 -              - 0 -            23,000.00

      * Aggregate compensation excludes amounts deferred under the Trust's
Section 457 Deferred Compensation Plan. The total amount of deferred compensation payable under the Plan as of September 30, 2000 is as follows: Ms. Cox ($162,448), Mr. Kinkade ($280,966), Mr. Lillis ($76,900) and Mr. Swan
($20,380).


      ** The Trust is not a part of any larger fund complex.

CONTROL PERSONS AND PRINCIPAL UNITHOLDERS

      No person controls the Trust.


      A Plan of Participation of each of the Trust Participants listed below or an Individual Retirement Accountholder owned of record and beneficially five percent or more of the Trust's outstanding units and each of the Investment Fund's outstanding units, as of December 31,2000. Defined Contribution Plans of Participation are indicated by an asterisk (*).

Name                                        Percentage
----                                        ----------

Trust (considered as a whole):
     Ridgewood Savings Bank                    6.42%
     The Roslyn Savings Bank                   6.41

Core Equity Fund:
    Ridgewood Savings Bank                     5.40
    The Roslyn Savings Bank                    5.39

Emerging Growth Equity Fund:
    Ridgewood Savings Bank                     5.00

Value Equity Fund:
    Ridgewood Savings Bank                     6.27
    The Roslyn Savings Bank                    6.26

International Equity Fund:
    Ridgewood Savings Bank                     8.72
    The Roslyn Savings Bank                    8.71
    SI Bank and Trust                          6.04

Actively Managed Bond Fund:
    The Roslyn Savings Bank                    7.71
    Ridgewood Savings Bank                     7.70
    SI Bank & Trust                            5.34

Intermediate-Term Bond Fund:
    The Roslyn Savings Bank                    7.10
    Ridgewood Savings Bank                     7.09

Short-Term Investment Fund:
    The Dime Savings Bank of Williamsburgh*    9.70
    The Roslyn Savings Bank*                   8.33
    Ridgewood Savings Bank                     7.11
    IRA of Robert Lehrman                      5.76
    IRA of Robert Ludwig                       5.52
    BSB Bank & Trust Company                   5.07

      The addresses of these Trust Participants and Individual Retirement Accountholders are as follows: BSB Bank & Trust Company, 58-68 Exchange Street, Binghamton, NY 13902;; Ridgewood Savings Bank, 71-02 Forest Avenue, Ridgewood, NY 11385; Robert Lehrman, 1055 Rover Road, Edgewater, NJ 07020; Robert Ludwig, 19 Donna La., Commack, NY 11725; The Roslyn Savings Bank, One Jericho Plaza, Second Floor, Jericho, NY 11573; SI Bank & Trust, 15 Beach Street, Staten Island, NY 10304; The Dime Savings Bank of Williamsburgh, 209 Havemeyer Street Williamsburgh Bridge Plaza, Brooklyn, NY 11211.


* The Trustees and officers of the Trust own, as a group, less than 1% of the outstanding units of the Trust.



                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Managers


      Retirement System Investors Inc. ("RSI") serves as the investment manager for each Investment Fund pursuant to an Investment Management Agreement dated May 1, 2000. RSI retains sub-investment advisers, subject to RSI's overall supervision, to manage the portfolios of the Emerging Growth Equity Fund and International Equity Fund pursuant to Sub-Investment Advisory Agreements between RSI and each such sub-investment adviser. RSI is responsible for overall management of each Investment Fund's business affairs, as well as managing the portfolios of each Investment Fund which does not have a sub-investment adviser.


      The sub-investment adviser for the Emerging Growth Equity Fund is HLM Management Company, Inc. ("HLM"), which is allocated 50% of that Investment Fund's assets for investment. The sub-investment adviser for the International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited ("BIAM").


      Retirement System Investors Inc., 317 Madison Avenue, New York, NY 10017, is a wholly-owned subsidiary of RSGroup. It was formed in March 1989 to act as investment adviser to certain of the Fund's Investment Funds and currently manages over $1 billion in assets.


      HLM Management Company, Inc., 222 Berkeley Street, Boston, MA 02116, was incorporated in November, 1983, and is wholly owned by its three founding principals, A. R. (Buck) Haberkorn, III, Judith P. Lawrie and James J. Mahoney, Jr. and a fourth principal, Peter J. Grua. Its sole business focus since inception has been the management of small capitalization emerging growth equity and later-stage venture capital investments. HLM began managing small capitalization U.S. public equity investments in June 1984.


      Bank of Ireland Asset Management (U.S.) Limited, 75 Holly Hill Lane, Greenwich, CT 06830, is a wholly-owned subsidiary of the Bank of Ireland Group. BIAM was established in 1966. BIAM began managing portfolios for their North American based clients in 1989.


      The Trustees select the investment manager and the investment manager selects sub-investment advisers based upon a quantitative and qualitative evaluation of their skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating sub-investment advisers.

      The investment manager and each sub-investment adviser has complete discretion to purchase and sell portfolio securities for its segment of an Investment Fund within the parameters of the Investment Fund's objectives, policies and restrictions. Although the investment manager's and each sub-investment adviser's activities are subject to general oversight by the Trustees, the Trustees do not evaluate the investment merits of the investment managers' individual security selections.

      Each Contract had or has an initial term of two years and remains in effect from year to year thereafter, if such continuance is approved in the manner required by the Investment Company Act. Each Contract may be terminated by either party, without penalty, on not more than 60 days' nor less than 30 days' written notice, or by vote of a majority of the unitholders. The Contracts will also terminate automatically in the event of "assignment" as defined in the Investment Company Act.

      The Investment Management and Sub-Investment Advisory Agreements provide for fees at the annual rates set forth in the following table. The Sub-Investment Advisory fees are payable by RSI and not by the Investment Funds.

                                           Total Management       Sub-Investment
               Investment Fund                    Fee              Advisory Fee
               ---------------             ----------------       -------------

      CORE EQUITY FUND                                                  N/A
      First $50 Million                           .60%
      Next $150 Million                           .50
      Over $200 Million                           .40

      EMERGING GROWTH EQUITY FUND

      HLM
      First $25 Million                          1.20                  1.00
      Next $25 Million                           1.00                   .80
      Over $50 Million                            .80                   .60

      RSI                                        1.00                   N/A

                                                                        N/A
      VALUE EQUITY FUND                           .60
      First $50 Million                           .50
      Next $150 Million                           .40
      Over $200 Million


      INTERNATIONAL EQUITY FUND
      First $20 Million                           .95                   .75
      Next $30 Million                            .70                   .50
      Over $50 Million                            .55                   .35

      ACTIVELY MANAGED BOND FUND                                        N/A
      First $50 Million                           .40
      Next $100 Million                           .30
      Over $150 Million                           .20


      INTERMEDIATE-TERM BOND FUND                                       N/A
      First $50 Million                           .40
      Next $100 Million                           .30
      Over $150 Million                           .20

      SHORT-TERM INVESTMENT FUND
      First $50 Million                           .25
      Over $50 Million                            .20


Compensation paid to Investment Managers for the past three years.


      Investment managers were paid the following amounts for the fiscal years ended September 30, 2000, September 30, 1999 and September 30, 1998:

                                       2000                  1999                  1998
                                       ----                  ----                  ----
Core Equity Fund
        RSI                         $1,004,969            $1,055,792            $1,040,755

Value Equity Fund
        RSI                         $  412,795            $  293,614            $  261,587

Emerging Growth Equity Fund*
        RSI                         $  417,997            $   69,196            $       -0-
        HLM                         $  474,108            $  399,373            $  266,525

International Equity Fund**
        BIAM                        $  331,471            $  137,002            $       -0-

Actively Managed Bond Fund
        RSI                         $  532,992            $  558,829            $  500,102

Intermediate-Term Bond Fund
        RSI                         $  220,888            $  232,622            $  243,403

Short-Term Investment Fund
        RSI                         $   58,398            $   68,063            $   61,881

* RSI managed 15.85% of this portfolio, beginning February 8, 1999. HLM managed 50% of the portfolio from April 1, 1997 to February 8, 1999, and 84.15% of the portfolio from February 8, 1999 to September 30, 1999.

** BIAM managed this portfolio beginning March 1, 1999.

                      Other Investment Manager Information

      No investment manager provides any services to an Investment Fund except portfolio investment. However, if authorized by the Fund, an investment manager or its affiliate may execute portfolio transactions for the Funds and receive brokerage commissions therefor.

      An adviser may also serve as a discretionary investment manager or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to the Fund. Each Contract requires the adviser to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities, but does not obligate the adviser to give the Fund exclusive or preferential treatment.

      Although the investment manager and the sub-investment advisers make investment decisions for an Investment Fund independently from those for their other clients, it is likely that similar investment decisions will be made from time to time. When an Investment Fund and a client are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to quantity between the Investment Fund and the clients in a manner considered by the investment manager to be equitable. In some cases, this system could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as the particular Investment Fund is concerned. In other cases, however, it is believed that coordination and the ability to participate in volume transactions should be to the benefit of an Investment Fund.

Distribution Agreement

      Pursuant to the Distribution Agreement, approved effective August 1, 1993, the Broker-Dealer will distribute and promote the sale of units in the Trust's Investment Funds without compensation for its services.

      Pursuant to the Distribution Agreement, the Broker-Dealer is responsible for paying all of the "distribution expenses" incurred in connection with the performance of its services on behalf of the Trust. For purposes of the Distribution Agreement, "distribution expenses" means all expenses which represent payment for activities primarily intended to result in the sale of units including, but not limited to, the following: (a) payments made to, and expenses of, persons or entities which provide sales services in connection with the distribution of units, including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Trust, processing transactions and providing any other service to new or prospective holders of units; (b) costs relating to the formulation and implementation of marketing and promotional activities with respect to units, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of the Trust to prospective holders of units; (d) costs involved in preparing, printing and distributing advertising and sales literature pertaining to units; and (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities with respect to units that the Trust or the Broker-Dealer may, from time to time, deem advisable.

      The Distribution Agreement was initially effective until July 31, 1995, and remains in effect from year to year thereafter if such continuance is approved in the manner required under the Investment Company Act. The Distribution Agreement may be terminated by the Trust or the Broker-Dealer without penalty, on not more than 60 days' nor less than 30 days' written notice. The Distribution Agreement will also terminate automatically in the event of its "assignment" as defined in the Investment Company Act.

      The procedures for sales and redemption of Fund units are described in the Prospectus.

The Service Agreement

      Effective August 1, 1990, the Trust entered into a Service Agreement with the Service Company, whereby the Service Company provides the Trust with the general administrative and related services necessary to carry on the affairs of the Trust.

      Pursuant to the Service Agreement, the Service Company has agreed to: (a) manage, supervise and conduct the affairs and business of the Trust, and matters incidental thereto, in a manner consistent with the Trust's Agreement and Declaration of Trust, Rules and Procedures, Statement of Investment Objectives and Guidelines and Prospectus, as these may be amended from time to time; (b) furnish or provide to the Trust such office space, equipment and personnel, and such clerical and back office services, as the Trust may reasonably require; (c) provide the Trust with stock transfer agent and registrar services and maintain sufficient trained personnel and equipment and supplies to perform such services; (d) provide the Trust with Plan administrative services necessary due to the fact that the Trustees of the Trust are the Trustee Administrator for each of the affected Participating Trusts under the Trust's Agreement and Declaration of Trust; and (e) provide the Trust with certain administrative services in connection with Individual Retirement Accounts. In addition, the Service Company provides information relating to the allocation of assets between equities and fixed income obligations and within specified Investment Funds of the Trust.

      Effective January 1, 1999, the Trustees of the Trust approved continuance of an amended Service Agreement with the Service Company. Under the current Service Agreement, the Service Company is paid a fee for its services as of the last day of each month such Service Agreement is in effect, at the following annual rates, based on the average daily net assets of each of the Trust's separately managed Investment Fund portfolios for such month:

    Net Assets of each Separately Managed    Fee (% of average daily net assets)
    Investment Fund

    First $25 million                        .60%
    Next $25 million                         .50%
    Next $25 million                         .40%
    Over $75 million                         .30%

      The Service Company will pay all of the fees and expenses incurred by it in providing the Trust with the services and facilities described in the Service Agreement. The Trust will pay, or reimburse the Service Company for the payment of, the following fees and expenses incurred by or on behalf of the Trust, including, without limitation: (1) fees and expenses relating to investment advisory services; (2) fees and expenses of custodians and depositories; (3) fees and expenses of outside legal counsel, Fee (% of average daily net assets) independent auditors and consultants; (4) interest charges; (5) all Federal, state and local taxes (including, without limitation, stamp, excise, income and franchise taxes); (6) costs of stock certificates and other expenses of issuing and redeeming units; (7) costs incidental to unitholder meetings; (8) fees and expenses of registering or qualifying units for sale under Federal and state securities laws; (9) costs (including postage) of printing and mailing prospectuses, proxy statements and other reports and notices to unitholders and to governmental agencies (other than in connection with promoting the sale of units to prospective new investors); (10) premiums on all insurance and bonds;
(11) fees and expenses of the Trust's Trustees; (12) fees and expenses paid to any securities pricing organization; and (13) fees and expenses paid to any third party arising out of any of the services relating to Participating Trusts and other unitholders, as described in the Service Agreement.


      The amended Service Agreement was effective until December 31, 2000, and will remain in effect from year to year thereafter if such continuance is approved in the manner required for investment advisory contracts under the Investment Company Act, and if, in addition, the following findings are made by a majority of the Trust's Trustees who are "not interested" (as defined in the Investment Company Act): (A) that the Service Agreement is in the best interests of the Trust and its unitholders; (B) that the services to be performed pursuant to the Service Agreement are services required for the operation of the Trust; (C) that the Service Company can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and (D) that the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

      The Service Agreement may be terminated by the Trust or the Service Company, without penalty, on not more than 60 days' nor less than 30 days' written notice. The Service Agreement will also terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).


Code of Ethics

      The Trust and its Investment Adviser and Principal Underwriter have adopted a Consolidated Code of Ethics under Rule 17j-1 of the Investment Company Act (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of the access persons of each of these organizations, as described below.

The Code of Ethics requires that access persons subject to the Code pre-clear any personal securities investments in "private placement" securities (including all private equity partnerships, hedge funds, limited partnership or venture capital funds) and securities offered in an initial public offering (including so-called "hot" initial public offerings). In addition, no access person may purchase or sell any security that to his actual knowledge at the time of such purchase or sale is being considered for purchase or sale by the Trust or is being purchased or sold by the Trust.

HLM Management Company, Inc. and Bank of Ireland Asset Management (U.S.) Limited, employed as subadvisers, have adopted Codes of Ethics similar to the Code of Ethics described above.


                   BROKERAGE ALLOCATION AND PORTFOLIO TURNOVER

      Each investment manager determines the broker to be used, if any, in each specific securities transaction executed on behalf of the Trust with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction, taking into consideration the quality of execution (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying information to an investment manager. The investment information provided to an investment manager is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Trust effects securities transactions are used by those investment managers to whom such services are furnished in carrying out their investment management responsibilities with respect to all their client accounts and not all such services may be used by such investment managers in connection with the Trust. There may be occasions where the transaction costs charged by a broker may be greater than those which another broker may charge if the investment manager determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research services provided by the executing broker. No investment manager has entered into agreements with any brokers regarding the placement of securities transactions because of research services they provide.

      The Trust's investment managers deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market or the third market. Investment managers may also purchase listed securities through the third market (i.e., transactions effected off the exchange with brokers). Where securities transactions are executed in the over-the-counter market or third market, each investment manager seeks to deal with primary market makers except in those circumstances where, in their opinion, better prices and executions may be available elsewhere.

      During the Trust's fiscal years ended September 30, 2000, September 30, 1999 and September 30, 1998, the Core Equity Fund paid aggregate brokerage commissions of $26,706, $46,801, and $44,765, respectively; the Emerging Growth Equity Fund paid aggregate brokerage commissions of $74,843, $114,296, and $162,353, respectively; the Value Equity Fund paid aggregate brokerage commissions of $182,148, $137,600, and $150,227, respectively; and the International Equity Fund paid aggregate brokerage commissions of $52,017, $118,695, and $128,369, respectively. The Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund paid no brokerage commissions for the fiscal years ended September 30, 2000, September 30, 1999 and September 30, 1998.

      During the Trust's fiscal years ended September 30, 2000, September 30, 1999 and September 30, 1998, the investment managers allocated to persons or firms supplying investment information to them the following amounts of transactions in portfolio securities of the respective Investment Funds listed below and associated brokerage commissions:

        Name of                     Amount of                    Amount of
        Investment Fund             Portfolio Transactions       Brokerage Commissions
        ---------------             ----------------------       ---------------------

        Core Equity Fund              $10,413,397 (2000)           $10,788 (2000)
                                      $23,490,279 (1999)           $21,200 (1999)
                                      $ 6,888,089 (1998)           $ 7,148 (1998)

        Emerging Growth               $10,491,934 (2000)           $21,926 (2000)
          Equity Fund                 $10,379,447 (1999)           $25,530 (1999)
                                      $14,546,241 (1998)           $47,322 (1998)

        Value Equity                  $24,444,678 (2000)           $46,528.88 (2000)
          Fund                        $17,234,825 (1999)           $29,919 (1999)
                                      $ 4,270,717 (1998)           $ 6,654 (1998)

        International                 $         0 (2000)           $     0 (2000)
          Equity Fund                 $  6,093,049 (1999)          $11,535 (1999)
                                      $ 15,358,294 (1998)          $38,993 (1998)

      The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Trust has acquired during its most recent fiscal year. As of September 30, 2000, the Trust held repurchase agreements issued by Bear, Stearns & Co., Inc. valued at $27,598,840. Bear Stearns & Co., Inc. is a "regular broker or dealer" of the Trust.


Portfolio Turnover

      The only Investment Funds having a significant variation in portfolio turnover rates over the last two fiscal years were:

                                                           9/30/2000   9/30/1999
                                                           ---------   ---------
Value Equity Fund                                            71.85%      90.14%
Emerging Growth Equity Fund                                 137.97%     222.98%
International Equity Fund                                    30.82%     120.42%
Actively Managed Bond Fund                                   16.81%      42.18%
Intermediate-Term Bond Fund                                  14.39%      50.51%


The reason for the variation from year-to-year in the turnover rate for these Funds was optimization of return potential.

                             DISTRIBUTIONS AND TAXES

      With respect to the plans of Eligible Employers, the Trust has received from the Internal Revenue Service a determination that it is a commingled trust which is exempt from taxation under Section 501(a) of the Code with respect to funds derived from Participating Trusts which are pension or profit sharing trusts maintained in conformity with Section 401(a) of the Code.

      In order for the Trust to maintain its tax exempt status, only Qualified Trusts (including Individual Retirement Accounts) may participate in the Trust. In addition, all corpus and income belonging to any Qualified Trust must be used exclusively for the benefit of the participants and their beneficiaries under that Qualified Trust. No Participating Trust may assign any part of its interest in the Trust. The Trust must, at all times, be maintained as a domestic trust in the United States, and there must be a separate accounting for the interest of each Participating Trust in the Trust.

      The Trust does not intend to declare a dividend from its net investment income or to make distributions of any gains realized on sales of portfolio securities. Income on, and gains realized from the sale of, portfolio securities of each Investment Fund will be added to the total asset value of the assets of such Investment Fund and expenses and losses realized from the sale of portfolio securities of each Investment Fund will be subtracted from the total asset value of the assets of such Investment Fund. See, "Valuation of Units".

      Payments for units withdrawn from the Trust are not taxable upon their distribution to the trustees of a Qualified Trust which is qualified under
Section 401(a) or 408(e) of the Code. Distributions from such a trust to the beneficiaries thereof may be subject to Federal income taxation, unless "rolled over" into another tax-qualified trust or Individual Retirement Account. Qualifying distributions from a Roth IRA are not includable in gross income for Federal income tax purposes.

      The foregoing describes only certain Federal tax considerations relating to the Trust. Among other things, it does not describe other tax laws such as state or local taxes, does not describe the deductibility of contributions to Participating Trusts and does not describe the taxation of individual participants on the receipt of distributions from Participating Trusts. Trust Participants and Eligible Employers and Individual Retirement Accountholders should consult their individual tax advisors with respect to the taxes applicable to or in respect of their Plans.

                         CALCULATION OF PERFORMANCE DATA

Yield

      The yield of each Investment Fund is calculated by dividing the net investment income per unit (as described below) earned by the Investment Fund during a 30-day (or one month) period by the net asset value per unit on the last day of the period and analyzing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Investment Fund's net investment income per unit earned during the period is based on the average daily number of units outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period. This calculation can be expressed as follows:

                          Yield = 2 [((a-b/cd)+ 1)^6 -1]


Where:      a = dividends and interest earned during the period

            b = expenses accrued for the period

            c = the average daily number of units outstanding during the period that were entitled to receive dividends

            d = the net asset value per unit on the last day of the period

      Except as noted below, for the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on debt obligations held by an Investment Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by an Investment Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

      The yields on certain obligations, including instruments such as commercial paper and bank obligations, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's Investors Service and Standard & Poor's Corporation represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by an Investment Fund, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such event, the investment manager will consider whether the Investment Fund should continue to hold the obligation.


      For the 30-day period ended September 30, 2000, the yield for each Investment Fund as to which performance may be quoted in advertising was as follows:

         INVESTMENT FUNDS                          Yield
         ----------------                          -----
         Core Equity Fund                          -0.48
         Emerging Growth Equity Fund               -0.86
         Value Equity Fund                         -0.22
         International Equity Fund                  0.26
         Short-Term Investment Fund                 5.74
         Intermediate-Term Bond Fund                5.65
         Actively Managed Bond Fund                 6.83

Total Return

      Average annual total return quotes ("Standardized Return") used in an Investment Fund's performance are calculated according to the following formula:

            P(1 + T)^n  = ERV

         where:     P   = a hypothetical initial payment of $1,000
                    T   = average annual total return
                    n   = number of years (exponent)
                    ERV = ending redeemable value of a hypothetical $1,000
                          payment made at the beginning of that period.

      Under the foregoing formula, the time periods used will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication and will cover one, three, five and ten year periods or a shorter period dating from the effectiveness of an Investment Fund's registration statement. Average annual total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period.

      An Investment Fund also may include in advertising total return performance data that are not calculated according to the formula set forth above in order to compare more accurately the Investment Fund's performance with other measures of investment return. For example, an Investment Fund may calculate total return for specified periods of time by assuming the investment of $1,000 in Investment Fund units. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.


      Set forth below are the average annual total returns for the period ending September 30, 2000 for each of the Investment Funds as to which performance may be quoted in advertising. Total returns are based on historical results and are not intended to indicate future performance. Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in an Investment Fund. Each Investment Fund's total returns show its overall change in value, including changes in unit price. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. (Footnotes are indicated at the end of the tables.)

                           Net Investment Performance+
                     For Periods Ending September 30, 2000:

                           Annualized Since Inception

                          1 Year     3 Years     5 Years     10 Years   15 Years    17-3/4 Years*
                          ------     -------     -------     --------   --------    -------------
EQUITY FUNDS
RSI Retirement
Trust:
Core Equity Fund          11.08%      15.77%      20.38%      17.70%      16.87%      16.96%
Emerging Growth           62.23       15.85       20.09       24.26       17.70       16.85
Equity Fund
Value Equity Fund         22.34       15.38       21.98       18.68       14.88       14.22
International Equity      10.65        6.56        8.96        9.34       11.67       11.79*
Fund

                           Annualized Since Inception

                               1 Year    3 Years    5 Years    10 Years   15 Years    17-3/4 Years
                               ------    -------    -------    --------   --------    ------------
FIXED-INCOME FUNDS
Short-Term Investment Fund      5.50%     4.98%      4.93%      4.52%       5.50%      6.19%
Intermediate-Term Bond Fund     5.76      5.01       5.46       6.70        7.58       8.33
Actively Managed Bond Fund      5.64      5.07       5.85       7.86        8.09       8.73

                           Annualized Since Inception

                               1 Year    3 Years    5 Years    10 Years   15 Years    17-3/4 Years
                               ------    -------    -------    --------   --------    ------------
TOTAL FUNDS
RSI Retirement Trust Plan
Category:**
Conservative Risk Tolerance     14.21%     9.89%     12.07%       N/A         N/A        N/A
Positive Risk Tolerance         16.72     11.37      14.07      13.57%      12.64%     12.68%

      + All performance results shown are net of management fees and all related investment expenses, unless otherwise footnoted.


      *     The International Equity Fund was started on May 1, 1984.

      ** The performance information of these two categories reflects asset allocation strategies employed by the Board of Trustees of RSI Retirement Trust with respect to those employee benefit plans over which the Board of Trustees has investment discretion. The asset allocation strategies are designed to take into account the differing levels of risk tolerance of such plans. Effective November 1, 1994, the Trust maintains two active Tolerance for Risk
            Categories: Conservative (which replaced the former Low and Average Tolerance for Risk Categories) and Positive. As a result of this change only the Positive Tolerance for Risk Category maintained continuity with a previous risk category regarding asset mix and performance results.

Quotations of Performance Information

      Each Investment Fund's performance may be quoted in advertising in terms of total return. Total returns are based on historical results and are not intended to indicate future performance. Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in an Investment Fund. Each Investment Fund's total return shows its overall change in value, including changes in Unit price. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in returns, they are not the same as actual year-by-year results.

      The performance of an Investment Fund, as well as the composite performance of all bond funds and all equity funds, may be compared to data prepared by Lipper, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe.

      In addition, the Trust may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Investor's Daily, Money Magazine, The Wall Street Journal and USA Today.

                               VALUATION OF UNITS

      Net asset value per unit of each Investment Fund is determined by dividing the total value of each Investment Fund's assets, less any liabilities, by the number of outstanding units of the respective Investment Fund.

      The Trust determines the value of the assets held in each Investment Fund as of the close of the New York Stock Exchange composite transactions on each day on which the Exchange is open for trading (normally 4:00 p.m. Eastern Time), provided that such determination need be made only on each day on which units are to be valued for purposes of issuance or redemption. The following days are holidays on the New York Stock Exchange: January 1, New Year's Day; third Monday in January, Martin Luther King, Jr. Day; third Monday in February, Presidents' Day; Friday before Easter, Good Friday; last Monday in May, Memorial Day; July 4, Independence Day; first Monday in September, Labor Day; fourth Thursday in November, Thanksgiving Day; and December 25, Christmas Day. Except for debt securities with remaining maturities of 60 days or less, assets for which markets are available are valued as follows: (a) each listed equity security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price; (b) each unlisted equity security quoted on the NASDAQ is valued at the last current bid price obtained from the NASDAQ; (c) United States government and agency and instrumentality obligations are valued based upon bid quotations from various market makers for identical or similar obligations; and (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. Certain of these prices may be obtained by the Trust from a service which collects and disseminates such market prices. When approved by the Trustees, certain debt securities, including corporate debt obligations, may be valued on the basis of prices provided by such service when such prices are believed to reflect the fair market value of such debt securities.

      Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity. Thereafter, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security, unless the Trustees are apprised that amortized cost no longer represents fair market value. The Trust will monitor the market value of these investments for the purpose of ascertaining whether any such circumstances exist.

      When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices are believed by the Trustees to reflect the fair market value of such securities. These securities would normally be those which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

      In the absence of an ascertainable market value, assets are valued at their fair market value as determined by the officers of the Trust using methods and procedures reviewed and approved by the Trustees.

      Investments denominated in foreign currencies are translated to United States dollars at the prevailing rate of exchange. Each foreign security is valued at its closing price or the mean between the jobber's bid and asked price, depending on the security and the exchange on which it is traded.


      The Trust does not ordinarily declare and pay dividends on its investment income. The Trust did, however, declare a dividend of shares of common stock of RSGroup in connection with the reorganization of the Trust and the transfer of certain assets of the Trust to RSGroup in 1990. See, "Distributions and Taxes." Income earned on assets in an Investment Fund is included in the total value of such Investment Fund's assets. Interest income on debt securities is accrued and added to asset value daily. Dividend income is recognized and added to asset value on the ex-dividend date. In addition, realized and unrealized gains or losses on investment securities of each Investment Fund will be added to or subtracted from, respectively, the asset value of that Investment Fund.


                               GENERAL INFORMATION

Units of Beneficial Interest and Voting Rights

      The units offered hereby constitute units of beneficial interest in the respective Investment Funds as to which they have been issued. The Agreement and Declaration of Trust provides that the Trust may issue an unlimited number of units of beneficial interest without par value. The classes are treated as series for the purposes of the Investment Company Act and are referred to elsewhere in this Prospectus as Investment Funds. The Agreement and Declaration of Trust permits the Trustees to create an unlimited number of Investment Funds and, with respect to each Investment Fund, to issue an unlimited number of full and fractional units of beneficial interest of that Trust. Each class of units designated as a separate Investment Fund represents a separate pool of assets. Currently, the Trust is offering units of beneficial interest in seven Investment Funds: Core Equity Fund, Emerging Growth Equity Fund, Value Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund. The Trustees may classify or reclassify units into one or more Investment Funds so long as such classification or reclassification does not have a material adverse effect on Participating Trusts which own the units.

      The units of each Investment Fund are fully paid and non-assessable, except as described in the last paragraph hereunder, have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights. The voting rights of the units held by a Participating Trust are exercised by the named fiduciary or fiduciaries of the related Plan who have been duly vested in accordance with the provisions of ERISA, with authority to invest assets of the Plan in units of the Trust or, if applicable, the Individual Retirement Accountholder ("Trust Participant"). A Trust Participant is entitled to one vote for each full unit (and a fractional vote for each fractional unit) outstanding on the books of the Trust in the name of the Participating Trust. The units of each Investment Fund have non-cumulative voting rights, which means that the holders of more than 50% of the units voting for the election of the Trustees can elect 100% of the Trustees if they choose to do so. On any matter submitted to a vote of Trust Participants, all units of the Trust then issued and outstanding and entitled to vote, irrespective of the class, will be voted in the aggregate and not by class, except (a) when required by the Investment Company Act, units shall be voted by individual classes; and (b) when the matter affects an interest of less than all classes, then only Trust Participants of Participating Trusts which own units of the affected series shall be entitled to vote thereon. Units vote in the aggregate on matters such as the election of Trustees; whereas, units are voted by class on matters such as the approval of an Investment Management Agreement and changing certain investment restrictions.

      Except as set forth below under "Termination of the Trust," as used in this Prospectus, when referring to the approvals to be obtained from Trust Participants in connection with matters affecting all of the Investment Funds, the term "majority" means the vote of the lesser of (1) 67% of the Trust's outstanding units present at a meeting if the holders of more than 50% of the outstanding units are present in person or by proxy, or (2) more than 50% of the Trust's outstanding units. When referring to the approvals to be obtained from Trust Participants in connection with matters affecting less than all of the Investment Funds, the term "majority" means the vote of the lesser of (A) 67% of each Investment Fund's outstanding units present at a meeting if the holders of more than 50% of the outstanding units of such Investment Fund are present in person or by proxy, or (B) more than 50% of such Investment Fund's outstanding units.

      No document shall be issued evidencing any interest in the Trust. No Participating Trust shall have the power to sell, assign or transfer any unit or all or any part of its equity or interest in the Trust or use it as security for a loan. The Service Company is a Transfer Agent and provides transfer agency services to the Trust. See, "Administration of the Trust -- The Service Agreement."

      Participating Trusts may be subject to liability for obligations of the Trust under the laws of some jurisdictions. Therefore, the Agreement and Declaration of Trust contains a disclaimer of liability of Participating Trusts and requires notice of such disclaimer be given in each obligation entered into or executed by the Trustees. It also provides for an indemnification out of Trust property for any Participating Trust held personally liable for the obligations of the Trust.

      Because units are not transferable, certificates representing units of the Trust will not be issued. All units purchased shall be confirmed to Trust Participants and credited to the accounts of the Participating Trusts on the Trust's books.

      The Trust reserves the right in its sole discretion to (a) suspend the availability of its units, or (b) to reject requests for admission, when in the judgment of the Trustees such suspension or rejection is in the best interests of the Trust. In addition, the availability of Investment Funds to Full Participating Trusts shall be subject to the applicable authorizing election of the Full Participating Employer and the guidelines established by the Trustees.

Termination of the Trust

      The Trust has been established to continue for such time as may be necessary to accomplish the purposes as to which it was created. Subject to approval of Participating Trusts which own at least a majority of the outstanding units of any Investment Fund, the Trustees may: (a) sell the assets of such Investment Fund to another trust or corporation in exchange for cash or securities of such trust or corporation, and distribute such cash or securities, ratably among the Participating Trusts which own the units of such Investment Fund; or (b) sell and convert into money the assets of such Investment Fund and distribute the proceeds or distribute such assets ratably among the Participating Trusts which own the units of such Investment Fund.

      Upon completion of the distribution of the remaining proceeds or the remaining assets of any Investment Fund, the Trust will terminate as to that Investment Fund and the Trustees will be discharged of any and all further liabilities and duties and the right, title and interest of all parties will be canceled and discharged.

Custodian


      Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, acts as custodian of the assets of all Investment Funds.


Expenses

      All fees and expenses incurred in the administration of the Trust (other than expenses relating to the administration of Plans of Participation and any maintenance fee charged to Individual Retirement Accountholders), are charged to the Trust. Expenses relating to the administration of Plans of Participation are charged to Full Participating Employers. Expenses relating to the administration of Individual Retirement Accounts are charged to Individual Retirement Accountholders. Examples of expenses relating to the administration of Plans of Participation and Individual Retirement Accounts are general overhead expenses (other than for investment), particular expenses arising from services to particular Plans of Participation and Individual Retirement Accounts which are recorded on the basis of time records maintained by the Service Company and actuarial expense. Expenses chargeable to the Trust which are directly attributable to a particular Investment Fund are charged to that Investment Fund's operations. Expenses which are not attributable to a particular Investment Fund are allocated among the Investment Funds on bases which are deemed equitable by the Trustees.

                              FINANCIAL STATEMENTS


      The financial statements required to be included in this Statement of Additional Information are incorporated by reference from the Trust's Annual Report to unitholders for the fiscal year ended September 30,2000. Other portions of the Trust's Annual Report, including Highlights of the Year, President's Message and Investment Performance and Asset Values, are not incorporated by reference and therefore do not constitute a part of this Registration Statement. A copy of the Trust's Annual Report may be obtained without charge by writing to RSI Retirement Trust, 317 Madison Avenue, NY, NY 10017, Attention: Stephen P. Pollak, Esq.

                            PART C. OTHER INFORMATION

ITEM 23. Exhibits.

        Exhibit Number  Document
        --------------  --------


            1(a) Agreement and Declaration of Trust made as of October 22, l940, as amended and restated effective August 1, 1990. (Filed as Exhibit 1(a) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            1(b) Amendment No. 1 to the Agreement and Declaration of Trust as amended and restated effective August 1, 1990. (Filed as Exhibit 1(b) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            1(c) Amendment No. 2 to the Agreement and Declaration of Trust as amended and restated effective August 1, 1990. (Filed as Exhibit 1(c) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            2 Rules and Procedures of the Trust, as amended. (Filed as Exhibit 2 to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            3 Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1(a), 1(b), 1(c) and 2 above.

            4(a) Investment Management Agreement between the Trust and Retirement System Investors Inc. (Filed as Exhibit 4(a) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            4(b) Investment Management Agreement between the Trust and Retirement System Investors Inc., as amended and restated July 29, 1997. (Filed as Exhibit 4(b) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            4(c) Investment Management Agreement between the Trust and Retirement System Investors Inc., as amended and restated effective February 8, 1999. (Filed as Exhibit 4(c) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            4(d) Investment Management Agreement between the Trust and Retirement System Investors Inc., as amended and restated effective May 1, 2000. (Filed as Exhibit A to the Registrant's Definitive Proxy Statement on Schedule 14A filed on April 5, 2000.)

            4(e) Investment Sub-Advisory Agreements between Retirement System Investors Inc. and each of the investment sub-advisers listed below, and Schedule A thereto for each such Agreement, setting forth the terms of its respective compensation:


                        (1) HLM Management Company, Inc. (Filed as Exhibit 5.b.3. to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A filed on January 28, 1998.)

                        (2) Bank of Ireland Asset Management (U.S.) Limited. (Filed as Exhibit A to the Registrant's Definitive Proxy Statement on Schedule 14A filed on March 29, 1999.)


            5 Distribution Agreement (Filed as Exhibit 5 to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            6 Retirement System for Savings Institutions Deferred Compensation Plan. (Filed as Exhibit 6 to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            7(a) Custody Agreement dated as of January 11, 1990 between the Trust and The Chase Manhattan Bank, N.A. (Filed as
                        Exhibit 7(a) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            7(b) Schedule of Custodial Remuneration for The Chase Manhattan Bank, N.A. (Filed as Exhibit 7(b) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            7(c) Custody Agreement dated December 21, 1989 between the Trust and Custodial Trust Company. (Filed as Exhibit 7(c) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            7(d) Schedule of Custodial Remuneration for Custodial Trust Company. (Filed as Exhibit 7(d) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            8(a) Undertaking Letter. (Filed as Exhibit 8(a) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            8(b) Service Agreement. (Filed as Exhibit 8(b) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            8(c) Reorganization Agreement. (Filed as Exhibit 8(c) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            8(d) Service Agreement. (Filed as Exhibit 8(d) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            9(a)        Opinion of Milbank, Tweed, Hadley & McCloy. (Filed as
                        Exhibit 9(a) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            10(a)       Consent of PricewaterhouseCoopers, LLP. (Filed as
                        Exhibit 10(a) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            10(b)       Consent of Milbank, Tweed, Hadley & McCloy. (Filed as
                        Exhibit 10(b) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            10(c) Consent of McGladrey & Pullen, LLP. (Filed as Exhibit 10(c) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            10(d) Independent Auditor's Report of McGladrey & Pullen, LLP. (Filed as Exhibit 10(d) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            10(e) Consent of PricewaterhouseCoopers, LLP. (Filed herewith.)

            10(f) Independent Auditor's Report of PricewaterhouseCoopers, LLP. (Filed with the Registrant's Definitive 2000 Annual Report on Schedule N-30D filed on December 7, 2000.)


            11          None.

            12          None.

            13          Not applicable.

            14          None.


            15(a)       Trust's Consolidated Code of Ethics. (Filed herewith.)

            15(b) Bank of Ireland Asset Management (U.S.) Limited Code of Conduct. (Filed herewith.)

            15(c) Policies and Procedures of HLM Management Co., Inc. (Filed herewith.)


ITEM 24. Persons Controlled by or Under Common Control with Registrant.

      Not applicable.

ITEM 25. Indemnification.

      The Agreement and Declaration of Trust provides with regard to indemnification that:


      (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Trustee, employee of the Trustees performing the duties of the Trustees, or officer of the Trust or is or was serving at the request of the Trustees as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Trust, and, with respect to any criminal action or proceeding, and had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Trust, and, with respect to any criminal action or proceedings that he had reasonable cause to believe that his conduct was unlawful.

      (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Trustee or officer of the Trust or is or was serving at the request of the Trustees as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Trust; except, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, unless and only to the extent that an appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

      (c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsection (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

      (d) Except as provided in subsection (c), any indemnification under subsection (a) or (b) (unless ordered by a court) shall be made by the Trust only as permitted under any applicable provisions of Title I of ERISA, and as authorized in the specific case upon a determination that indemnification of a Trustee or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in subsection (a) or (b). Such determination shall be made (1) by the Trustees by a majority vote of a quorum consisting of members who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if such a quorum is obtainable and such quorum so directs, by independent legal counsel in a written opinion, or (3) by the Trust Participants.

      (e) Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding as authorized by the Trustees upon receipt of an undertaking by or on behalf of the Trustees or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Trust as authorized in this Article; provided that such an undertaking must be secured by a surety bond or other suitable insurance.

      (f) The indemnification shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any rule, agreement, vote of Trust Participants or disinterested members of the Trustees or otherwise, both as to action in his official capacity and as to action in any capacity while holding such office, and shall continue as to a person who has ceased to be a Trustee, employee or the Trustee performing the duties of the Trustees, or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.


      (g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee or officer of the Trust, or is or was serving at the request of the Trustees as a director or officer of another corporation, or as an official of a partnership, joint venture, Trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Trust would have the power to indemnify him against such liability; provided, however, that the Trust shall not purchase or maintain any such insurance in contravention of any applicable provision of Title I of ERISA.

      (h) Anything to the contrary in the foregoing subsections (a) through (g) notwithstanding, no Trustee or officer shall be indemnified against any liability to the Trust or its Participating Trusts to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and no Trustee, or officer shall be indemnified in any other case in which the Investment Company Act would restrict or prohibit such indemnification.

            In addition, the Trust provides for indemnification of Participating Trusts and Trust Participants under the following conditions:

            In case any Participating Trust or Trust Participant or former Participating Trust or Trust Participant shall be held to be personally liable solely by reason of his being or having been a Participating Trust or Trust Participant and not because of his acts or omissions or for some other reason, the Participating Trust or Trust Participant or former Participating Trust or Trust Participant (or its successor, in the case of the Participating Trust, or his heirs, executors, administrators or other legal representatives in the case of the Trust Participant) shall be entitled out of the Trust to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Participating Trust or Trust Participant, assume the defense of any claim made against any Participating Trust or Trust Participant for any act or obligation of the Trust and satisfy any judgment thereon.


            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment Adviser.


            See, "Investment Managers" in the Prospectus and "Investment Managers" in the Statement of Additional Information for a description of the investment managers.


            The following are, for each investment manager, the directors and officers who are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee and a description of such business, profession, vocation or employment of a substantial nature and, if engaged in the capacity of director, officer, employee, partner or trustee, the name and principal business address of the company with which the person specified is so connected and the nature of such connection:


HLM MANAGEMENT COMPANY, INC.:


                       Positions               Other Business, Profession,
Name                   with Manager            Vocation, Employment
----                   ------------            --------------------------


Judith P. Lawrie       Chairman, Director      -Director
                                               Wolfgang Puck Food Company
                                               1333 Second Street
                                               Santa Monica, CA 90401

James J. Mahoney, Jr.  Executive Vice          -Director
                       President               Teltech, Inc.
                                               2850 Metro Drive, Suite 600
                                               Bloomington, MN 55425

                                               -Director
                                               Aperture Credentialing, Inc.
                                               301 N. Hurstbourne Parkway
                                               Louisville, KY 40222

Peter J. Grua          President, Director     -Director
                                               Health Care REIT
                                               One Seagate, Suite 1500
                                               Toledo, Ohio 43603

                                               Director
                                               First Insight
                                               22845 NW Bennett Street
                                               Suite 200 Building B
                                               Hillsboro, OR 97124

                                               Director
                                               Navix Radiology
                                               2601 S. Bayshore Drive, Suite 500
                                               Coconut Grove, FL 33133

Edward L. Cahill       Executive Vice          Director
                       President, Director     W3Health Corp.
                                               187 Ballardvale Street
                                               Wilmington, MA 01887

                                               Director
                                               MedPlus, Inc.
                                               8805 Governor's Hill Drive, Suite
                                               100
                                               Cincinnati, OH 45249

                                               Director
                                               Masimo Corporation
                                               2852 Kelvin Avenue
                                               Irvine, CA 92614

                                               Director
                                               Centene Corporation
                                               7711 Carondelet Avenue, Suite 800
                                               St. Louis, MO 63105

                                               Director
                                               Occupational Health &
                                               Rehabilitation
                                               175 Derby Street, Suite 36
                                               Hingham, MA 02043

RETIREMENT SYSTEM INVESTORS INC.:

                     Positions               Other Business, Profession,
Name                 with Manager            Vocation, Employment
----                 ------------            --------------------------

William Dannecker    Director                Chairman and Chief

                                             Executive Officer
                                             Retirement System Group Inc.
                                             317 Madison Avenue
                                             New York, New York 10017

                                             -President and Director
                                             Retirement System Consultants Inc.
                                             317 Madison Avenue
                                             New York, New York 10017

                                             -President and Director
                                             Retirement System Distributors Inc.
                                             317 Madison Avenue
                                             New York, New York 10017


                                             -Chairman and Director
                                             RSGroup Trust Company
                                             135 Marginal Way, No. 610
                                             Portland, Maine  04104


                                             -President and Trustee
                                             RSI Retirement Trust
                                             317 Madison Avenue
                                             New York, New York  10017

                                             -Director
                                             RSG Insurance Agency Inc.
                                             317 Madison Avenue
                                             New York, New York 10017

James P. Coughlin    President               -Executive Vice President,
                                             Chief Investment Officer and
                                             Director
                                             Retirement System Group Inc.
                                             317 Madison Avenue
                                             New York, New York 10017

                                             -Registered Principal
                                             Retirement System Distributors Inc.
                                             317 Madison Avenue
                                             New York, New York 10017

                                             -Executive Vice President
                                             RSI Retirement Trust
                                             317 Madison Avenue
                                             New York, New York  10017

Stephen P. Pollak    Executive Vice          -Executive Vice President,
                     President, Secretary    Counsel, Secretary and Director
                     and Director            Retirement System Group Inc.
                                             317 Madison Avenue
                                             New York, New York  10017

                                             -President and Director
                                             RSG Insurance Agency Inc.
                                             317 Madison Avenue
                                             New York, New York 10017

                                             -Vice President, Counsel,
                                             Secretary and Director
                                             Retirement System Consultants Inc.
                                             317 Madison Avenue
                                             New York, New York  10017

                                             -Vice President, Secretary and
                                             Director
                                             Retirement System Distributors Inc.
                                             317 Madison Avenue
                                             New York, New York  10017

                                             -Executive Vice President, Counsel
                                              and Secretary
                                             RSI Retirement Trust
                                             317 Madison Avenue
                                             New York, New York 10017


                                             -Executive Vice President, Counsel
                                             and Secretary and Director
                                             RSGroup Trust Company
                                             135 Marginal Way, No. 610
                                             Portland, Maine  04104

John F. Meuser       Senior Vice President
                                             -Vice President
                                             Retirement System Consultants Inc.
                                             317 Madison Avenue
                                             New York, New York  10017

                                             -Vice President and Financial and
                                             Operations Principal
                                             Retirement System Distributors Inc.
                                             317 Madison Avenue
                                             New York, New York  10017

                                             -Senior Vice President
                                             RSI Retirement Trust
                                             317 Madison Avenue
                                             New York, New York 10017



Veronica A. Fisher   Treasurer               -Vice President and Treasurer
                                             Retirement System Group Inc.
                                             317 Madison Avenue
                                             New York, New York  10017

                                             -Treasurer
                                             Retirement System Consultants Inc.
                                             317 Madison Avenue
                                             New York, New York  10017

                                             -Treasurer
                                             Retirement System Distributors Inc.
                                             317 Madison Avenue
                                             New York, New York  10017

                                             -Treasurer
                                             RSG Insurance Agency Inc.
                                             317 Madison Avenue
                                             New York, New York  10017


                                             -Treasurer
                                             RSGroup Trust Company
                                             135 Marginal Way,

                                             No. 610
                                             Portland, Maine  04104


                                             -Vice President and
                                             Assistant Treasurer
                                             RSI Retirement Trust
                                             317 Madison Avenue
                                             New York, New York  10017

BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED:


                       Positions               Other Business, Profession,
Name                   with Manager            Vocation, Employment
----                   ------------            --------------------------

Leila Long             Senior Vice
                       President-Head of
                       Client Services

Michele Brendel        Vice President,
                       Client Services


ITEM 27. Principal Underwriters.


      (a) Retirement System Distributors Inc. acts as a principal underwriter for RSI Retirement Trust.


      (b) The following information is furnished with respect to the officers and directors of Retirement System Distributors Inc., 317 Madison Avenue, New York, New York 10017, Registrant's principal underwriter:

                            Position and Offices
                            with Principal            Position and Offices with
           Name             Underwriter                       Registrant

William Dannecker           Director                  President and Trustee

C. Paul Tyborowski          President                 none

Stephen P. Pollak           Vice President,           Executive Vice President,
                            Secretary and Director    Counsel and Secretary

John F. Meuser              Vice President and        Senior Vice President
                            Financial and
                            Operations Principal

Veronica A. Fisher          Treasurer                 Vice President and
                                                      Assistant Treasurer


      (c) None.


                   ITEM 28. Location of Accounts and Records.


            The physical possession of each account, book or other document of the Registrant, will be maintained by the Registrant, or Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231.


ITEM 29. Management Services.

      Retirement System Consultants Inc.
      317 Madison Avenue
      New York, New York  10017.

ITEM 30. Undertakings.

      Not applicable.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and the State of New York, on the 25th day of January, 2001.


                                            RSI RETIREMENT TRUST


                                            By    /s/ William Dannecker
                                                  ----------------------------
                                                  William Dannecker,
                                                  President and Trustee

            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons, in the capacities and on the dates indicated.


Signature                            Title                             Date
---------                            -----                             ----

  /s/ William Dannecker              President                         January  25 , 2001
  -------------------------          (Principal Executive Officer),
  William Dannecker                  Trustee


  /s/ Heidi Viceconte                Treasurer                         January  25 , 2001
  -------------------------          (Principal Financial and
  Heidi Viceconte                    Accounting Officer)


  /s/ Herbert G. Chorbajian          Trustee                           January  25 , 2001
  -------------------------
  Herbert G. Chorbajian


  /s/ Candace Cox                    Trustee                           January  25 , 2001
  -------------------------
  Candace Cox


  /s/ James P. Cronin                Trustee                           January  25 , 2001
  -------------------------
  James P. Cronin


  /s/ Ralph L. Hodgkins, Jr.         Trustee                           January  25 , 2001
  -------------------------
  Ralph L. Hodgkins, Jr.


  /s/ Maurice E. Kinkade             Trustee                           January  25 , 2001
  -------------------------
  Maurice E. Kinkade

  /s/ William G. Lillis              Trustee                           January  25 , 2001
  -------------------------
  William G. Lillis


  /s/ Joseph L. Mancino              Trustee                           January  25 , 2001
  -------------------------
  Joseph L. Mancino


  /s/ William A. McKenna             Trustee                           January  25 , 2001
  -------------------------
  William A. McKenna


  /s/ William L. Schrauth            Trustee                           January  25 , 2001
  -------------------------
  William L. Schrauth


  /s/ William E. Swan                Trustee                           January  25 , 2001
  -------------------------
  William E. Swan


  /s/ Raymond L. Willis              Trustee                           January  25 , 2001
  -------------------------
  Raymond L. Willis

                                INDEX TO EXHIBITS

Exhibit Number         Description
--------------         -----------


EX - 99.10.e.          Consent of PricewaterhouseCoopers, LLP
EX - 99.15.a.          Trust's Consolidated Code of Ethics
EX - 99.15.b.          Bank of Ireland Asset Management (U.S.)
                       Limited Code of Conduct
EX - 99.15.c.          Policies and Procedures of HLM Management Co., Inc.

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 3, 2000, relating to the financial statements and financial highlights which appears in the September 30, 2000 Annual Report to Unitholders of RSI Retirement Trust, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Counsel and Auditors" in such Registration Statement.

PricewaterhouseCoopers LLP

New York, New York
January 24, 2001

                              RSI RETIREMENT TRUST
                        RETIREMENT SYSTEM INVESTORS INC.
                       RETIREMENT SYSTEM DISTRIBUTORS INC.
                              RSGROUP TRUST COMPANY

                           CONSOLIDATED CODE OF ETHICS

                  Adopted as of August 1, 1990 Pursuant to Rule
                 17j-1 Under the Investment Company Act of 1940
                 and Amended August 6, 1998 and August 30, 2000

                              RSI RETIREMENT TRUST
                        RETIREMENT SYSTEM INVESTORS INC.
                       RETIREMENT SYSTEM DISTRIBUTORS INC.
                              RSGROUP TRUST COMPANY

                           CONSOLIDATED CODE OF ETHICS

                  Adopted as of August 1, 1990 Pursuant to Rule
                 17j-1 Under the Investment Company Act of 1940
                 and Amended August 6, 1998 and August 30, 2000

1. Purpose

      This Consolidated Code of Ethics (the "Code of Ethics") has been adopted by the Trustees of the RSI Retirement Trust (the "Fund") and the Boards of Directors of Retirement System Investors Inc. ("RSII") and Retirement System Distributors Inc. ("RSDI"), and RSGroup Trust Company ("RTC"), in accordance with Rule 17j-l(b) under the Investment Company Act of 1940, as amended (the "Act"). Section 17(j) under the Act makes it unlawful for persons affiliated with investment companies, their principal underwriters or their investment advisers to engage in fraudulent personal securities transactions. Rule 17j-1 (a copy of which is attached as Exhibit A) requires each investment company, investment adviser and principal underwriter to adopt a Code of Ethics containing provisions reasonably necessary to prevent access persons (as defined herein) from engaging in conduct prohibited by Rule 17j-1. The purpose of this Code of Ethics is to provide regulations and procedures consistent with the Act and Rule 17j-1 thereunder designed to give effect to the general prohibitions set forth in Rule 17j-l (b) as follows:

            It is unlawful for any affiliated person of or principal underwriter for a registered investment company, or any affiliated person of an investment adviser of or principal underwriter for a registered investment company, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired, as defined by Rule 17j-1, by such registered investment company:

      (1) To employ any device, scheme or artifice to defraud such registered investment company;

      (2) To make to such registered investment company any untrue statement of a material fact or omit to state to such registered investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

      (3) To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any such registered investment company; or

      (4) To engage in any manipulative practice with respect to such registered investment company.

      On August 23, 1999, the Securities and Exchange Commission (the "Commission") adopted amendments to Rule 17j-1 which require greater board oversight of personal trading practices, more complete reporting of employee securities trading and preclearance of employee purchases of initial public offerings and private placements. The amendments require, among other things, that the Fund, RSII, RSDI and RTC provide their fund boards annually a written report that (i) describes issues that arose during the previous year under the Code of Ethics, including information about material code violations and sanctions imposed and (ii) certifies to the respective boards that the Fund, RSII, RSDI and RTC have adopted procedures reasonably necessary to prevent access persons from violating the Code of Ethics.

2. Application

      (a) This Code of Ethics shall apply to the "access persons" of the Fund, RSII, RSDI, and RTC.

      (b) Each of the Fund, RSII, RSDI, and RTC shall maintain a list of all its access persons, inform such access persons of their reporting obligations and provide each such access person with a copy of this Code of Ethics.

3. Definitions

      (a) "Investment Adviser" means any investment adviser to the Fund, including but not limited to RSII.

      (b) "Access person" means (i) any trustee, director, officer, or advisory person (as hereinafter defined) of the Fund or RSII, or (ii) any director or officer of RSDI or RTC who in the ordinary course of business makes, participates in, or obtains information regarding the purchase or sale of securities for the Fund or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendation to the Fund regarding the purchase or sale of securities.

      (c) "Advisory person" of the Fund or RSII means (i) any employee of the Fund, RSII, or any company in a control relationship to the Fund or RSII (including Retirement System Group Inc.) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any other natural person in a control relationship to the Fund or RSII who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security by the Fund.

      (d) A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated or, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

      (e) "Beneficial ownership" shall be interpreted in the same manner as the term is interpreted under the provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities that the access person has or acquires, regardless of whether such securities are issued by companies registered pursuant to Section 12 of the Exchange Act. (See Exhibit B.)

      (f) "Control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.

      (g) "Independent Trustee" means a Trustee of the Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Act. A Trustee is not deemed an interested person of the Fund solely by reason of his being a Trustee of the Fund.

      (h) "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security.

      (i) "Security" shall have the meaning set forth in Section 2(a)(36) of the Act. In general, the term "security" includes any interest or instrument commonly known as a security, except that it shall not include securities issued by the United States (including short-term debt securities issued or guaranteed as to principal or interest by the United States or by agencies of the Government of the United States), bankers' acceptances, bank certificates of deposit, commercial paper, or shares of registered open-end investment companies.

4. Prohibited Activities

      (a) No access person shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and that to his actual knowledge at the time of such purchase or sale:

            (1) is being considered for purchase or sale by the Fund; or

            (2) is being purchased or sold by the Fund.

      (b) No access person shall reveal to any other person (except in the normal course of his duties on behalf of the Fund, RSII, RSDI or RTC) any information regarding securities transactions by the Fund or consideration by the Fund or any Investment Adviser of any securities transaction related to the Fund.

      (c) No access person shall engage in purchases and sales of "private placement" securities (including all private equity partnerships, hedge funds, limited partnership or venture capital funds) unless such purchases or sales are precleared directly with the Compliance Officer or designee, such that no access person may engage in any such transaction unless the Compliance Officer or his designee have previously determined in writing that the contemplated investment does not involve any potential for conflict with the investment activities of the Fund.

      (d) No access person shall engage in purchases and sales of securities offered in an initial public offering (including so-called "hot" initial public offering) unless such purchases or sales are precleared directly with the Compliance Officer or designee, such that no access person may engage in any such transaction unless the Compliance Officer or his designee have previously determined in writing that the contemplated investment does not involve any potential for conflict with the investment activities of the Fund.

5. Exempted Activities

      The prohibitions of Section 4(a) of this Code of Ethics shall not apply to:

      (a) Purchases or sales effected in any account over which the access person has no direct or indirect influence or control or in any account that is managed on a discretionary basis by a person other than such access person and with respect to which such access person does not in fact exercise any influence or control over transactions.

      (b) Purchases or sales of securities that are not eligible for purchase or sale by the Fund.

      (c) Purchases or sale that are non-volitional on the part of either the access person or the Fund.

      (d) Purchases that are part of an automatic dividend reinvestment plan.

      (e) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sale of such rights so acquired.

      (f) Purchases or sales of securities that receive the prior approval of the President or any Vice President of the Fund or the Compliance Officer of RSII or RSDI, as the case may be, (such approving officer having no personal interest in such purchases or sales) because such purchases or sales are not likely to have a material adverse effect on the Fund or on its ability to purchase or sell securities of the same class or other securities of the same issuer.

      (g) Any securities transaction, or series of related transactions, involving 500 shares or less in the aggregate, if the issuer has a market capitalization (outstanding shares multiplied by the current price per share) greater than $1 billion.

6. Reporting of Transactions

      (a) Every access person, subject to the exception in Section 6(b) below for Independent Trustees, shall report to the Treasurer of the Fund or the Compliance Officer of RSII or RSDI or RTC, as the case may be, the information described in Section 6(c) of this Code of Ethics with respect to transactions in any security in which such access person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided, however, that an access person shall not be required to make a report with respect to transactions effected in any account over which such person does not have any direct or indirect influence or control or in any account that is managed on a discretionary basis by a person other than such access person and with respect to which such access person does not in fact exercise any influence or control over transactions. In addition, every access person shall report to the Treasurer of the Fund or the Compliance Officer of RSII or RSDI or RTC, as the case may be, the information described in Section 6(d) and (e), as applicable, of this Code of Ethics. The Secretary of the Fund or the Compliance Officer of RSII, RSDI, and RTC shall review and maintain such transactions and holdings reports and such other records as are required by Rule 17j-1 under the Act.

      (b) An Independent Trustee of the Fund need only report to the Treasurer of the Fund a transaction if such Trustee, at the time of that transaction, knew or, in the ordinary course of fulfilling his official duties as a Trustee of the Fund, should have known that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security is or was purchased or sold by the Fund or security was being considered for purchase or sale by the Fund or an Investment Adviser.

      (c) Every report made pursuant to this Section 6 shall be in writing and shall be delivered not later than 10 days after the end of the calendar quarter in which a transaction to which the report relates was effected, and shall contain the following information:

            (1) The date of the transaction, the title and the number of shares, and the principal amount of each security involved;

            (2) The nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);

            (3) The price at which the transaction was effected; and

            (4) The name of the broker, dealer or bank with or through which the transaction was effected.

      (d) Subject to the exceptions provided in Rule 17j-1, no later than 10 days after the person becomes an access person with the Fund, RSII, RSDI or RTC, each such new access person must disclose his or her personal direct or indirect beneficial securities holdings to the Compliance Officer. Initial holdings reports must identify the title, number of shares, and principal amount with respect to each security holding, except for shares issued by open-end Funds as permitted by Rule 17j-1(d)(1)(i)(A), and such other information as required by Rule 17j-1.

      (e) Subject to the exceptions provided in Rule 17j-1, each access person must submit an annual holdings report reflecting direct or indirect beneficial holdings as of a date no more than 30 days before the report is required to be submitted. Annual holdings reports must identify the title, number of shares, and principal amount with respect to each security holding, except for shares issued by open-end Funds as permitted by Rule 17j-1(d)(1)(iii)(A), and such other information as required by Rule 17j-1.

      (f) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he has any direct or indirect beneficial ownership in the security to which the report relates.

      (g) In lieu of making reports pursuant to Section 6(c) and (e) above, an access person of RSII or RSDI shall be deemed to be in compliance with this
Section 6 if he instructs the broker, dealer, or financial institution, with or through which transactions are effected in any security in which such access person has, or by reason such transaction acquires, any direct or indirect beneficial ownership, to forward duplicate copies of all confirmations and periodic account statements, and such broker, dealer, or financial institution actually forwards such duplicate copies of confirmations and periodic account statements, to the Compliance Department of RSII or RSDI, as the case may be.

      (h) All reports and duplicate copies of confirmations and periodic account statements furnished pursuant to this Section will be kept confidential, subject to the rights of inspection by the Commission, other governmental bodies authorized by law to obtain such access, and, as the case may be, the Trustees of the Fund, the Board of Directors of RSII, or the Board of Directors of RSDI or RTC.

7. Approval and Review by Boards of Directors and Trustees

      The Board of Directors and Trustees of each of the Fund, RSII, RSDI or RTC, including a majority of directors who are disinterested directors, must approve this Code of Ethics. Additionally, any material changes to this Code of Ethics must be approved by the Board of Directors and Trustees within six months after adoption of any material change. The Board of Directors and Trustees must base their approval of the Code of Ethics and any material changes to the Code of Ethics on a determination that the Code of Ethics contains provisions reasonably necessary to prevent employees from engaging in any conduct prohibited by Rule 17j-1. Prior to approving the Code of Ethics or any material change to the Code of Ethics, the Board of Directors and Trustees must receive a certification from the Fund, RSII, RSDI and RTC that they have adopted procedures reasonably necessary to prevent employees from violating the Code of Ethics.

8. Annual Issues and Certification Report.

      At least annually, the Fund, RSII, RSDI and RTC shall furnish to the Board of Trustees of the Fund, and the Board of Trustees must consider, a written report that (1) describes any issues arising under this Code of Ethics or procedures since the last report to the Board of Trustees, including, but not limited to, information about material violations of the Code of Ethics or procedures and sanctions imposed in response to the material violations and (2) certifies that the Fund, RSII, RSDI and RTC have adopted procedures reasonably necessary to prevent access persons from violating this Code of Ethics.

9. Sanctions

      Upon discovering a violation of this Code of Ethics, the Board of Trustees of the Fund or the Board of Directors of RSII, RSDI or RTC, as the case may be, may impose such sanctions as it deems appropriate, including among other things, the issuance of a letter of censure or the suspension or termination of the violator's association or employment.

                                                                       EXHIBIT A

                              [Text of Rule 17j-1]

                                                                       EXHIBIT B

                       Beneficial Ownership of Securities

      The term "beneficial ownership" of securities includes not only ownership of securities held by an access person for his own benefit but also ownership of securities held for his benefit by others, securities held for his account by pledgees, securities owned by a partnership in which he is a member, and securities owned by any corporation that he should regard as a personal holding corporation.

      Securities held in the name of another should be considered as "beneficially" owned by an access person where the access person enjoys "benefits substantially equivalent to ownership." The Securities and Exchange Commission has said that, although the final determination of beneficial ownership is a question to be determined the light of the facts of the particular case, generally a person is regarded as the beneficial owner of securities held in the name of his or her spouse and their minor children. Absent special circumstances, such relationship ordinarily results in such persons obtaining benefits substantially equivalent to ownership, e.g., application of the income derived from such securities to maintain a common home or to meet expenses that such person otherwise would meet from other sources, or the ability to exercise a controlling influence over the purchase, sale, or voting of such securities.

      An access person also may be regarded as the beneficial owner of securities held in the name of another person if, by reason of any contract, understanding, relationship, agreement, or other arrangement, he obtains therefrom benefits substantially equivalent to those of ownership. Moreover, the fact that the holder is a relative, or a relative of a spouse, and sharing the same home as an access person may in itself indicate that the access person would obtain benefits substantially equivalent to those of ownership from securities held in the name of such relative. Thus, absent countervailing facts, it is expected that securities held by relatives who share the same home as an access person will be treated as being beneficially owned by the access person.

      An access person also is regarded as the beneficial owner of securities held in the name of a spouse, minor children, or other person, even though he does not obtain therefrom the aforementioned benefits of ownership, if he can vest or revest title in himself at once or at some future time.

                 BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED
                                 CODE OF CONDUCT

Bank of Ireland Asset Management (U.S.) Limited (BIAM (U.S.)) has adopted a Code of Conduct. Each employee officer and director must separately sign the Code on commencement of employment, and abide by the rules set out in the Code.

The Code is reproduced on the following pages and covers:

Contents                                                         Page Number

A.      Integrity and Honesty                                         2
B.      Confidential Information                                      2
C.      Personal Investment Dealing                                 3-8
D.      Employees' Financial Affairs                                  9
E.      Insider Dealing                                            9-10
F.      Chinese Walls and Independence                               11
G.      Conflicts of Interest                                        12
H.      Gifts, Sponsorship and Invitations                           13
I.      Political Activities                                      13-14

A. Integrity and Honesty

Employees are expected to act with integrity and honesty in their dealings with clients and other parties with whom BIAM (U.S.) is connected and in all internal matters. This is an overriding principle which should govern employee actions and decisions.

The reputation of BIAM (U.S.) is dependent on the conduct of its individual employees. If in doubt about any proposed actions or decisions, then employees should consult their supervisor or the Compliance Officer.

B. Confidential Information

Information obtained through employment with BIAM (U.S.) should be used for the proper performance of each employee's duties. Sensitive information should only be discussed within BIAM (U.S.) on a `need to know' basis, and must never be discussed outside the Company.

Employees have a duty to ensure the confidentiality of BIAM (U.S.) and client information. On joining BIAM (U.S.), employees are required to sign a declaration undertaking to protect the confidentiality of the Company and client information or otherwise commit themselves to treating confidential information as such.

C. Personal Investment Dealing

1. Introduction

The personal dealing code applies to all employees, officers and directors of BIAM (U.S.) (including `dual employees' as defined in the ADV). It was designed to reduce the risk of actual or potential conflicts of interest with dealings on behalf of clients. More stringent rules are applied to persons who are deemed to be `Access Persons'.

2. Who are Access Persons?

For the purpose of this code, an Access Person is:

o     An officer or director of BIAM (U.S.); or

o Any BIAM (U.S.) employee who makes or participates in decisions regarding the recommendation to purchase or sell securities on behalf of clients, or who has access to such information; or

o     Any BIAM (U.S.) employee who executes client trades.

All Access People will be notified by the Compliance Unit if they have been classified as an Access Person.

3. What types of Securities Transactions are covered by the Code?

The Code of Ethics applies to personal dealing in all securities. Certain securities transactions are exempt from the pre-approval and / or the reporting requirements.

4. Examples of the Personal Securities Transactions that require pre-approval

The following are examples of the types of securities that require pre-approval (covered securities). If any employee is in doubt whether or not a particular type of trade requires approval, they should consult the Compliance Unit.

o     Equities, futures contracts, options, warrants,
o     Participation in any IPO's
o     Any private placements, any investment in a private company
o     Participation in investment clubs
o     Spread betting on any of the above securities

5. What types of securities dealing do not require pre-approval?

Pre-approval is not required for personal dealing in the following securities;

o Investment in mutual funds, unit trusts or similar collective investment schemes

o     Money market instruments or fixed interest securities

o     Direct investment in property

However, for access persons, there are reporting requirements for trading in some of these investment instruments (see section on requirements for access persons below).

6. Rules for all Employees (including Access Persons)

a) All personal securities transactions (except those listed in point 5 above) must be pre-approved by the Compliance Unit.

b) All transactions must be conducted through the BIAM dealing room, unless permission is granted by the Compliance Unit to deal through a particular broker. Such approval is normally only granted if dealing through a local broker is more efficient, or if the deal requested is of a small size (i.e. less than $1,500 or equivalent)

c) Approval to deal through an outside broker will have an expiration time which is generally 24 hours

d) A copy of all trade confirmations (contract notes) must be submitted to the Compliance Unit directly from the executing broker.

e) Approval for investment in any IPO or Private Placement will generally not be granted unless the Compliance Unit can determine that the investment opportunity does not present a conflict with any client.

f)    All trades in Irish securities require approval by IBI Corporate Finance.

g) For non-access persons, blackout period applies to personal securities transactions (subject to a de-minimus size of $5,000 or equivalent). Permission will generally be refused if we have executed, or intend to execute a trade in the same security, on the same day for clients. For access persons, the blackout period is extended to 7 days, and no de-minimus applies.

h) Employees may not benefit from short term trading in securities. Short term trading is defined as buying and selling (or vice versa) the same security within a 60 day period. Bed & Breakfast (B&B) transactions, where a person sells a security and buys back the same security on the same day to realize a taxable gain are exempt from this rule, but all B&B transactions must be pre-approved. This is common practice in Ireland and is used as a way to utilize capital gains tax allowances. The result of the transaction is that the person owns the same amount of securities, but the base cost of tax purposes has been increased.

i) Transfers of shares out of an employees name should be pre-approved e.g. transferring to partner or spouse, or giving shares as a gift.

j) Employees and Access Persons will be required to provide a statement of all securities holdings (including holdings in private companies) within 10 days of commencement of employment. They will also be required to submit an annual securities holdings report, within 10 days of request from the Compliance Unit. Holdings in Bank of Ireland stock, unit trust, mutual funds, fixed income securities and money market instruments are exempt from this reporting requirement (for non-access persons only).

k) Dealing in Bank of Ireland Stock/Bristol & West securities, except in a 'close period.' A `close period' is defined as the period from:

      - 31 March until the preliminary announcement of the annual results (mid-May)

      - 30 September until the announcement of the interim results
      (mid-November)

The above rules do not apply to:

a. Transactions in an account which the access person or employee has no direct or indirect influence or control e.g. trading carried out by a spouse, child etc. independently of the employee / access person.

b. Transactions which are non-volitional e.g. sales forced as a result of a takeover, shares received as gifts, bonus issues, free shares received on flotation of a public company e.g. when life companies demutualised and all policy holders were issued with free shares.

c.    Shares received in lieu of dividends (dividend re-investment plans)

d.    Free shares received through a flotation of a mutual company.

e. Puchases as a result of taking up a rights issue, provided the rights are available pro-rata to all holders of the class of securities.

Transactions under b, c, d, & e must be reported to the compliance unit when complete, to ensure personal dealing records are complete.

7. Additional Rules for Access Persons:

      In addition to the above rules, the following rules also apply to Access Persons;

a. Initial and annual holdings reports for Access Persons, must include holdings in private companies, unit trusts, mutual funds (or any similar collective investment scheme), fixed income securities and money market instruments.

      Access Persons must also ensure a copy of the trade confirmation (contract note) is promptly forwarded to the Compliance Unit for dealing in all securities, including those which do not require pre-approval (e.g. mutual funds & fixed income securities)

      The only securities exempt from these reporting requirements are:

      U.S. registered open ended investment funds (funds must be registered as investment companies under the U.S. Investment Companies Act 1940)

      Direct obligations of the U.S. Government (e.g. U.S. Treasury Bills)

      U.S. bank certificates of deposit, U.S. commercial paper and U.S. short term debt instruments (less than 365 days).

b. Access Persons will be required to ensure that the Compliance Unit receive a copy of the trade confirmation (contract note), direct from the executing broker, for any securities transaction executed by their spouse, partner, or minor children, living in the same household. This is required even if the Access Person has no involvement in the investment decision, and prior approval was not required.

      The term beneficial interest has a very specific meaning in US law. In particular, this means a person is refutably deemed to have a beneficial interest in any securities transactions executed by their immediate family, living in the same household. You must therefore report all transactions of immediate family living in the same household, unless you can show to the compliance department that you do not have a beneficial interest. Immediate family includes child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and any adoptive relationships.

      These securities can be excluded from the annual holdings report, unless the access person was involved in the investment decision to acquire the securities.

      Please contact the Compliance Unit if you are in doubt whether reporting is required, or if you believe you do not have a beneficial interest in any transactions executed by an immediate family living in the same household.

c. The blackout period is extended from the same day as a client trade, to 7 days before or after a client trade.

d.    No de-minimus applies to the black-out period.

Any breaches of these rules will be viewed as very serious and may result in disciplinary action up to and including dismissal. All employees are responsible for ensuring they comply with these rules. If in doubt, or have any questions on the above, please contact the Compliance Unit.

D. Employees' Financial Affairs

Employees should conduct their own affairs in a prudent manner and should avoid financial situations, which could reflect unfavorably on BIAM (U.S.) or on them. Employees are free to assume appropriate financial commitments and obligations. However, as employees of a financial institution, employees have a particular responsibility to keep their own financial affairs in good order. Employees should never engage in any transaction that is inappropriate to their positions in BIAM (U.S.).

Employees must always be aware of the dangers inherent in over-extending themselves financially and any employees who find themselves in a difficult financial situation should seek advice from their supervisor or Human Resource Manager.

E. Insider Dealing

Employees may not deal in shares on their own behalf, on behalf of a relative or friend, or on behalf of BIAM (U.S.) at any time when they are in possession of price sensitive information. Equally, they are prohibited from passing on price sensitive information to any other employee or third party for the purpose of dealing.

Under Insider Dealing legislation, it is a criminal offense to deal in "price-affected" securities on a regulated market. Securities are "price-affected" where the inside information, if made public, would be likely to have a significant effect on the price of securities. This applies to all companies' securities affected by the information whether directly or indirectly. For example, even the fact that Bank of Ireland had declined to grant or renew a credit, could fall into this category.

It is also a criminal offense to communicate unpublished price sensitive information to anyone who is not authorized to have it, or to act on such information, if it is given to an employee. For this reason, if employees receive an investment tip, it should not be acted upon, or passed on to another party, if the employee believes that it may be based on unpublished price sensitive information.

In summary, employees of BIAM (U.S.) are prohibited from dealing in a security where they are in possession of price sensitive information concerning the security which is not generally available in the marketplace. Where employees are in any doubt they should consult with the Compliance Officer. These rules regarding Insider Trading continue to apply for six months following retirement/resignation.

Breaches of this prohibition will be viewed as a very serious matter and may lead to dismissal in addition to any criminal charges, which may be brought against an individual by the relevant authorities.

F. Chinese Walls and Independence

As BIAM (U.S.) forms part of the Bank of Ireland Group, a large financial institution, there may be occasions when conflicts of interest and duty could arise between different areas of the Group, clients and counterparties. It is vitally important that these conflicts, if they arise, are handled correctly by BIAM (U.S.) and its employees.

Chinese Walls are arrangements whereby confidential information given to BIAM (U.S.) or acquired by one division or employee thereof may not be disclosed to other divisions or employees thereof. In most instances, these arrangements exist between the asset management and corporate finance divisions of a financial group. Chinese Wall arrangements exist with respect to BIAM (U.S.) and dealings with other parts of the Bank of Ireland Group and must be adhered to by all employees.

In addition, confidential information acquired by employees of BIAM (U.S.) must not be disclosed to anyone outside BIAM (U.S.) unless authorized by the Compliance Officer.

Furthermore, BIAM (U.S.) employees must disregard any other relationships that the Bank of Ireland Group may have with its clients where these relationships could influence the action taken by BIAM (U.S.) for the client. Employees who have any concerns in relation to this area should consult with the Compliance Officer.

G. Conflicts of Interest

Situations where personal interests conflict or appear to conflict with the interests of BIAM (U.S.) or its clients must be avoided.

Employees should avoid situations where a conflict could arise between their own interests and the interests of BIAM (U.S.) or of any client.

External/Private Interests

Employees of BIAM (U.S.) are encouraged to participate actively in the communities where they live and work. BIAM (U.S.) is supportive of employees who undertake work for, or accept positions in, organizations in their communities, which are generally perceived to be of benefit to the community.

However, in normal circumstances, they should not hold a position or have an outside interest that materially interferes with the time or attention that should be devoted to their work at BIAM (U.S.). Where such an interest or position requires a non-trivial time commitment during normal business hours, the approval of the supervisor must be obtained in advance

Business Involvement

Involvement in a business of any kind is regarded differently because of the conflicts of interest and other pressures, which can develop and the risks of over-commitment and consequent difficulties in withdrawing. If employees are considering involvement in a business, they should refer the proposal in advance to their supervisor and obtain approval in writing.

Any financial transactions relating to these interests should be passed through separately designated and properly established personal bank accounts.

Employees may not accept invitations to serve on the board of external companies without the prior approval of the President and the Compliance Officer.

H. Gifts, Sponsorship and Invitations

No gifts, sponsorships or invitations should be accepted by employees when such could be deemed to influence or compromise their positions or any business decision by BIAM (U.S.).

The offer of invitations, gifts, payments, services, hospitality or other benefits which could be seen to affect an employee's ability to exercise independent judgement should be notified in all cases to the supervisor. Approval in writing should be obtained where the gift is more than de minimis annual value.

(De minimis in this context means not more than $150 annually.)

I. Political Activities

Employees who wish to become members of a political party must ensure that their involvement is not prejudicial to the interests of BIAM (U.S.).

BIAM (U.S.) recognizes the employee's right to become a member of a political party subject to any such political involvement not being prejudicial to the interests of the Company.

It is acceptable for employees to participate fully in political parties. This includes accepting nomination to stand in either national or local government elections. Applications for career breaks for this purpose will be considered in accordance with the BIAM (U.S.)'s guidelines on flexible working.

Where canvassing arises, either on an employee's behalf or on behalf of other members of a political party, employees have a special responsibility to ensure that any involvement in such canvassing is not perceived as associating BIAM (U.S.) with any particular political party. It is also important that the normal client/BIAM relationship is in no way affected, influenced or used.

Political Donations

BIAM (U.S.) does not make political contributions to any political candidate or party.

Staff are prohibited from making political contributions to public officials for the purpose of obtaining or retaining advisory contracts. Staff should consult the Compliance Officer if they are in doubt.

                           POLICIES AND PROCEDURES OF
                  HLM MANAGEMENT CO., INC. DESIGNED TO PREVENT
                  THE MISUSE OF MATERIAL NONPUBLIC INFORMATION

                                    SECTION I
                         HLM'S POLICY ON INSIDER TRADING

HLM Management Co., Inc. ("HLM") unequivocally prohibits and forbids any employee from trading, either personally or on behalf of others (including, without limitation, investment companies and private accounts advised by HLM) on material nonpublic information or communicating material nonpublic information to others in violation of law. This conduct is commonly referred to as "insider trading". HLM's policy applies to every employee of HLM and extends to activities within and outside their duties at HLM. Every employee of HLM must read and retain these Policies and Procedures. Every employee of HLM must read and comply with the HLM Code of Ethics (see Appendix A) with respect to relevant accounts. Any questions regarding HLM's Policies and Procedures or HLM's Code of Ethics should be referred to A. R. (Buck) Haberkorn, the Compliance Director.

There exists no precise definition of insider trading. Indeed, in the face of considerable sentiment in favor of establishing a statutory definition, Congress refused to do so when considering the Insider Trading and Securities Fraud Enforcement Act of 1988. Instead, Congress continues to permit the Securities and Exchange Commission ("SEC") and the courts to oversee the evolution of the definition of insider trading. Despite the haziness of the outer boundaries of this activity, the phrase "insider trading" generally is used to refer to the use of material nonpublic information to trade in securities (whether or not the trader is an "insider") or the communication of material nonpublic information to others.

While the law concerning insider trading is not static and is constantly evolving, it is generally understood that the law prohibits

      (1) trading by an insider, while in possession of material nonpublic information, or

      (2) trading by a non-insider, while in possession of material nonpublic information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

      (3)   communicating material nonpublic information to others.

The concept of "insider" is broad. It includes employees of a corporation. In addition, a person can be a temporary insider if he or she enters into a special confidential relationship in the conduct of a corporation's affairs and as a result is given access to information solely for the corporation's purposes. A temporary insider can include, for example, a corporation's attorneys, accountants and consultants, a bank which lends money to the corporation, and the employees of such organizations. In addition, a person may become a temporary insider of a corporation which such person advises or for which such person performs other services or with which such person has entered a special relationship. Generally, the corporation must expect the outsider to keep the disclosed nonpublic information confidential and the relationship must at least imply such a duty before the outsider will be considered to be an insider.

Trading on inside information is not a basis for liability unless the information is material. "Material information" is any information about a company which, if disclosed, is likely to affect the market price of the company's securities or to be considered important by an average investor in deciding whether to purchase or sell those securities. A number of insider trading cases have involved trading in securities which were the subject of actual or impending tender offers, or communicating nonpublic information regarding a potential tender offer. A tender offer will always be considered material by the SEC and the courts. Other information which should be presumed to be material includes, but is certainly not limited to: dividend changes or omissions, changes in earnings estimates, impending default on debt obligations, acquisition or loss of a major contract, significant new products or discoveries, purchase or sale of significant assets, merger, acquisition or joint venture negotiations, proposals or agreements, plans for "going private", recapitalizations, leveraged buyouts, spinoffs, liquidations, asset dispositions and other corporate restructurings, and other events which investors would consider important or which may affect market price. Note that material information does not have to relate to a company's business. For example, in a 1987 case the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a Wall Street Journal reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the Journal and whether those reports would be favorable or not. Note also that any judgment regarding materiality may be second-guessed by the SEC or a court with the benefit of hindsight.

Information is nonpublic until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in the Dow Jones or Reuters news service, the Wall Street Journal, The New York Times, Investors Daily or other publication of general circulation would generally be considered to have been communicated to the marketplace. Information should not be considered to have been publicly disclosed until a reasonable time after it has been made public. Someone with access to inside information may not "beat the market" by trading simultaneously with, or shortly after, the official release of material information.

Neither HLM nor any HLM employee may utilize "inside" information about any issuer of securities as provided in HLM's Policy on Insider Trading. No HLM employee may solicit inside information from any company, whether or not HLM clients own stock of the company or HLM personnel follow the company. Any HLM employee inadvertently receiving inside information should contact the Compliance Director immediately.

The penalties for trading on or communicating material nonpublic information are extremely severe in nature, both for the individuals involved in such unlawful conduct and for any person who at the time of such conduct directly or indirectly controlled the person who engaged in such conduct. A person can be subject to the penalties below even if he or she does not personally benefit from the violation. Penalties include:

      o     civil injunctions,

      o damages to contemporaneous traders on the opposite side of the market,

      o     jail sentences of up to 10 years,

      o a civil penalty for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not such person actually benefited,

      o a civil penalty for the controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided as a result of the violator's conduct, and

      o criminal fines of up to $1,000,000 for individuals and up to $2,500,000 for firms.

In addition, any violation of the law or of these Policies and Procedures can be expected to result in serious sanctions by HLM, including dismissal of the person or persons involved. HLM's insurance policies do not provide coverage for insider trading violations.

The foregoing is a very brief and simple summary of what constitutes insider trading under the current law. If you have questions concerning insider trading or concerning the status of specific information in your possession, you should consult with the Compliance Director.

                                   SECTION II
                           PERSONAL SECURITIES TRADING

All employees of HLM shall report all transactions in securities during the prior quarter in the accounts covered by the HLM Code of Ethics (see Appendix A) with respect to personal securities transactions. All employees of HLM shall also report all transactions in such securities with respect to each account in which any such employee has a direct or indirect beneficial ownership interest (see Appendix B).

From time to time the Compliance Director may promulgate restricted lists of securities which may affect personal securities trading by some or all of the employees of HLM and accounts in which they have a direct or indirect beneficial ownership interest. Any such list may also contain prohibitions, restrictions and limitations on trading for accounts advised by HLM. All persons to whom any such list is distributed must comply with the prohibitions, restrictions and limitations set forth in the list, and authorizations for exceptions therefrom may only be granted by the individual who promulgated the list.

                                   SECTION III
                             SUPERVISORY PROCEDURES

A. Prevention of Insider Trading

HLM has adopted the following supervisory procedures to prevent insider trading:

      (1) The Compliance Director shall provide an education program to familiarize all employees of HLM with these Policies and Procedures. For new employees this consists of two sessions shortly after their employment begins. The first reviews the major sections of and principles behind the Policies and Procedures. Then, after each employee has had time to independently study the Policies and Procedures, a second session is held to go through the material in detail and answer each employee's specific questions.

      (2) For all employees, a "refresher course" is held at least once a year. This session reviews the Policies and Procedures, addressing any new developments and answering any new questions. The Compliance Director also answers all employee questions regarding these Policies and Procedures that arise during the normal course of each year.

      (3) These Policies and Procedures will also be reviewed with each new employee and is a condition of employment when hired by HLM. New employees must submit a list of holdings prior to starting work. The Compliance Director shall also obtain, from each employee on an annual basis, a written acknowledgement that such person has read and understands these Policies and Procedures and will comply in all respects with these Policies and Procedures, and that such person's securities transactions have been made in full compliance with these Policies and Procedures.

      (4) The Compliance Director shall resolve all issues of whether information received by an employee of HLM is material and nonpublic, and when it has been determined that an employee of HLM is in possession of material nonpublic information, he shall implement appropriate measures to prevent trading and communication of such information to others.

      (5) The Compliance Director will review these Policies and Procedures on a regular basis and, if he considers it appropriate, update and revise the same with the assistance of legal counsel.

B. Detection of Insider Trading

HLM has adopted the following procedures to detect insider trading:

      (1)   The Compliance Director shall review at least quarterly:

            a)    The trading activity as reported by each employee of HLM, and

            b) The trading activity of all accounts advised by HLM employees to determine whether there are any suspect patterns of trading which may be indicative of insider trading.

      (2) The Compliance Director shall also compare such trading activity with any "restricted" or "watch" lists and when desirable shall coordinate such trading review with other appropriate persons.

      (3) Upon learning of a potential violation of these Policies and Procedures, the Compliance Director shall, with the assistance of legal counsel if deemed appropriate, investigate the matter and report the facts to the principals of HLM with their recommendations for further action.

C. Reports to the officers of HLM

On an annual basis, the Compliance Director shall prepare a written report to the officers of HLM setting forth the following:

      (1) a summary of existing procedures to prevent and detect insider trading,

      (2) full details of any investigation, either internal or by a regulatory agency, of any suspected insider trading and the results of such investigation,

      (3) an evaluation of the current procedures and any recommendations for improvement therein, and

      (4) a description of the continuing education program regarding insider trading, including the dates of such programs since the last report to the officers of HLM.

The foregoing person shall also make such special reports to the officers of HLM regarding the operation of these Policies and Procedures as he deems necessary or desirable.

                                   APPENDIX A

                     HLM MANAGEMENT CO., INC. CODE OF ETHICS

                                   DEFINITIONS

The following definitions are used throughout the Code to make the text more simple and readable:

HLM - HLM Management Co., Inc.

HLM employee - any employee, officer or director of HLM, acting for his or her own account, or for an account in which he or she has any direct beneficial ownership interest, including those accounts set forth on Appendix B.

HLM client - any advisory client of HLM, HLM Partners, L.P., HLM Partners II, L.P., HLM Partners V, L.P., HLM Partners VI, L.P., HLM Partners VII, L.P., HLM/CB Fund, L.P., HLM/CB II Fund, L.P., HLM/UH Fund, L.P., HLM Opportunities Fund, L.P. and any other limited partnerships or investment vehicles whose assets are managed by HLM.

Security - any "security" as defined under the Investment Advisers Act of 1940, as amended, and includes, without limitation, any note, stock, treasury stock, bond, debenture, evidence of indebtedness, fractional undivided interest in oil, gas or other mineral rights, any put, call straddle, option or privilege on any security or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or in general any interest or instrument commonly known as a security. However, the following types of securities are not subject to the trading restrictions and reporting requirements of this Code: direct obligations of the United States government; bankers' acceptances; bank certificates of deposit; commercial paper; high quality short-term debt instruments, including repurchase agreements; or shares issued by registered open-end investment companies.

Compliance Director - the HLM officer assigned the responsibility of enforcing and interpreting this Code. The Compliance Director is currently A. R. Haberkorn, III.

HLM employee personal securities transactions can be approved by the Compliance Officer, A. R. Haberkorn, or, if he is absent for more than a day or two, by Judith Lawrie or Peter Grua, back-up Compliance Officers. Mr. Haberkorn's personal securities transactions must be approved by Mrs. Lawrie or Mr. Grua. Copies of transactions approved by the back-up Compliance Officers in Mr. Haberkorn's absence should be given to him to review upon his return.

                             PROHIBITED TRANSACTIONS

The following categories of transactions may not be engaged in by HLM employees unless an exemption is indicated:

1. Small Cap Stocks. HLM employees are prohibited from investing directly in U.S. Small Cap Stocks. The current definition of "Small Cap" (August 9, 2000) is a stock with a market capitalization (fully diluted shares outstanding multiplied by current market price per share) between $150 million and $1.5 billion. This is HLM's principal sector of focus for investments for its clients. The prohibition is designed to avoid any potential conflict of interest or bias in recommending stocks for client accounts.

HLM examines its market cap definition of "Small Cap" annually, in July, following the June 30 rebalancing of the Russell 2000 Index. At that time HLM will inform its employees, in writing, of any changes in the market capitalization range for prohibited "Small Cap Stock" investments.

Should the market capitalization of an employee holding rise to above the lower limit of the prohibited range or fall to below the upper limit, the employee is not required to sell the stock. If, however, any such stock is considered for purchase by HLM for its clients, the employee must immediately disclose his ownership, in writing, not depending upon the Compliance Officer to disseminate this information. The employee is then prohibited from selling stock until five trading days after HLM client purchases have been completed or until the day following HLM's decision to remove the stock from consideration. These factors will be used by the Compliance Officer in determining pre-approval decisions.

The Small Cap Stock holdings of new employees purchased by them prior to joining HLM are treated in a similar manner. They must be disclosed in writing if the security is considered for purchase, and sales are prohibited for identical time periods following purchase or removal from purchase considerations.

HLM encourages its employees who wish to invest in Small Cap stocks to do so either through Small Cap open ended mutual funds or through HLM's in-house vehicle (currently HLM Partners VI, L.P.)

2. Transactions in conjunction with HLM Clients. No HLM employee may purchase or sell a security (a) which was or is being purchased or sold for an HLM client until five business days after the last transaction or (b) which HLM is actively considering for purchase or sale for an HLM client. Such securities transactions are automatically denied pre-approval by the Compliance Officer.

As noted in Definitions, an option for a security is considered to be a security. Therefore, options transactions to hedge an existing long position in a stock which would be otherwise allowed (see Section B) are prohibited if the stock is being considered or purchased for an HLM client. For this reason and other constraints (see No. 5, Short-Term Trading) option activities by HLM employees are discouraged. For the same reasons, employees are discouraged (but not prohibited) from engaging in short sales and "naked" option transactions, due to the extra risk involved.

      Exemption 2.1 Option Exercise by Others. An HLM employee who has sold ("written") a put or call option in compliance with the Code will not violate this or any other provision of the Code if the put or call is exercised and the HLM employee must honor the contractual commitment to purchase or sell the security, as the case may be.

      Exemption 2.2 Margin Calls. An HLM employee who maintains securities in a margin account with a broker-dealer will not violate this provision of the Code if the securities are sold by the broker-dealer pursuant to a bona fide margin call, provided, however, that withdrawal of collateral by the employee was not a contributing factor to the margin call.

      Exemption 2.3 Dividend Reinvestment. An HLM employee will not violate this provision of the Code by participating in an automatic dividend reinvestment program offered by the issuer of a publicly traded security.

3. Public Offerings. No HLM employee may purchase any of a new class of equity security in an initial public offering nor may an HLM employee purchase any of a new class of equity security that was the subject of an initial public offering prior to at least five (5) business days after the termination of the public offering.

4. Unregistered Funds. HLM employees are prohibited from investing in private equity partnerships, funds, or other investment vehicles (other than open ended mutual funds) which invest predominantly in intermediate to late stage private or emerging public, U.S. based, entrepreneurially-managed growth companies. HLM employees are also prohibited from investing in private equity funds being considered for purchase by HLM for its clients. All unregistered fund purchases are subject to pre-approval by the Compliance Officer.

5. Private Equity Securities. HLM employees are prohibited from personally investing in a private equity security of any company which is owned by HLM for client accounts. All private equity investment opportunities must be entered into the HLM Private Equity Deal Log. Only after an opportunity has been formally rejected for HLM client accounts by the appropriate HLM Principal may an employee request pre-approval by the Compliance Officer to personally purchase the security.

6. Transactions With or Involving HLM Clients. No HLM employee may purchase from or sell to any HLM client any securities acting as principal for his or her own account; provided, however, that this paragraph shall not prohibit HLM employees from owning interests in the general partners of HLM Partners, L.P., HLM Partners II, L.P., HLM Partners V, L.P., HLM Partners VI, L.P., HLM Partners VII, L.P., HLM/CB Fund, L.P., HLM/CB Fund II, L.P., HLM Opportunities Fund, L.P. and any other limited partnerships or investment vehicles whose assets are managed by HLM, or from engaging in transactions necessary for the performance of their duties as general partners of the general partners of these HLM funds.

7. Public Companies Having an HLM Director. No HLM employee may personally purchase, sell, or sell short any security of a publicly traded company of which another HLM employee is a member of the Board of Directors. This prohibition, however, does not apply to the personal securities transactions of the employee-director or to transactions in conjunction with an employee's ownership interest in a fund, limited partnership, limited liability corporation, or other investment vehicle managed by HLM.

8. Short-Term Trading. Excessive short-term trading increases the risk of conflict of interest, may over time adversely affect an HLM employee's investment judgment on behalf of HLM clients, and may unduly occupy an HLM employee's time and thoughts during working hours. HLM employees are hired and compensated on the assumption that their personal investing will generally be on a long-term basis.

Therefore, while this Code does not impose an absolute prohibition of short-term trading, excessive short-term trading is prohibited. "Excessive" short term trading is defined as more than one sale (or closing transaction) in any quarter of a security owned less than thirty days or more than three sales (or closing transactions) in any quarter of securities owned less than 90 days. Index options are defined as securities, as are short sales of individual securities. Purchases or sales of options on individual stocks are expressly prohibited unless executed as hedges against a long position in the same stock.

If due to adverse market conditions or to material changes in an employee's personal financial condition the avoidance of excess short-term trading would create an undue financial hardship for an HLM employee, the Compliance Officer may approve the transactions necessary to remedy the situation. If this is necessary, however, the employee must refrain from any short-term trading for a period of at least one year following such an occurrence.

The Compliance Officer will be mindful to monitor employees' short-term trading activity during the pre-approval process for personal securities transactions and during the quarterly review of employee transactions and holdings. Persons determined to be engaged in excessive short-term trading will be subject to imposition of any or all of the sanctions described at the end of this code.

      Exemption 8.1 Option Exercise by Others. An HLM employee who has sold ("written") a put or call option in compliance with this Code will not have effected a short-term trade if the put or call is exercised and the HLM employee must honor the contractual commitment to purchase or sell the security, as the case may be, within 90 days of selling the option. This exemption does not apply, however, to closing purchase transactions within 90 days of having written the option.

      Exemption 8.2 Margin Calls. An HLM employee who maintains securities in a margin account with a broker-dealer will not have effected a short-term trade if the securities are sold by the broker-dealer pursuant to a bona fide margin call, provided, however, that withdrawal of collateral by the employee was not a contributing factor to the margin call.

                                     WAIVERS

A written request for a waiver from the prohibited transaction rules may be granted by the Compliance Director after consultation with the applicable personnel, upon a determination that the waiver is warranted to avoid undue hardship to the employee and that none of the abuses or potential abuses that the Code is designed to prevent would occur. Seeking waivers is not encouraged and waivers will not be routinely granted.

                             CLEARANCES and REPORTS

HLM employees must get pre clearances for all personal trades in securities (see the definition of "securities" for excluded categories of securities).

The HLM employee will be notified orally whether or not the clearance is granted and a signed copy of the approval form will be placed in the employee's personal securities transaction file. A transaction for which a clearance is granted must be executed within five business days, or a new clearance must be obtained.

Each HLM employee is responsible for complying with the following two reporting requirements:

1. Copies of Confirmations. Duplicates of confirmations for all purchases and sales of securities by all HLM employees, and for all related accounts described in Appendix B must be forwarded by the broker-dealer utilized by the HLM employee directly to the Compliance Director. Each HLM employee is responsible for directing each broker-dealer with which he or she has an account to forward such confirmations as indicated.

2. Quarterly Reports. Records of all purchases and sales of securities, as well as commercial paper, by all HLM employees (and for all related accounts described in Appendix B) must be filed with the Compliance Director within ten calendar days after the end of each calendar quarter. These records must state the title and amount of the security involved; the date and nature of the transaction (i.e. purchase, sale or other acquisition or disposition); the price at which it was effected; and the name of the broker, dealer or bank with or through whom the transaction was effected.

These confirmations and reports will be reviewed by the Compliance Director for compliance with this Code, and may be reviewed by SEC representatives or representatives of HLM clients at any time.

3. New Employees. Upon commencement of employment, each new employee of HLM shall deliver in writing to the Compliance Officer lists of:

      a. holdings of securities (see definitions for the definition of "security") and private equity or other partnerships or funds (but excluding open-ended mutual funds), whether or not they are publicly traded, in which the employee has a direct or indirect beneficial ownership interest (See Appendix B). this list should include the title, amount and price of each security and how and where held.

      b. Outside investment organizations not connected with HLM, such as an investment company, hedge funds, limited partnerships or investment clubs, in which the employee may have a beneficial interest. This list should include the name and address of each organization and the amount and description of the nature of the employee's direct or indirect beneficial interest. If the new employee takes any part in the investment decisions of any outside organization or if the organization is managed by a broker or dealer, a written plan must be submitted for the employee's prompt, but orderly, termination of any involvement prohibited by HLM's Rules of Conduct.

      c. Directorships and trusteeships of outside organizations, including, but not limited to, positions as trustees, executors, custodians or any other fiduciary role. This list should include the name and address of the organization and a brief description of the employee's fiduciary capacity.

                                RULES OF CONDUCT

1. Gifts or Other Preferential Treatment. No HLM employee or member of his or her family may seek or accept gifts, favors, preferential treatment or special arrangement of material value from any broker, dealer, investment adviser, financial institution or other supplier of goods or services to HLM or HLM clients.

This rule is intended to permit only the most proper type of customary business amenities. Listed below are examples of items which would be permitted under proper circumstances and of items which are prohibited under the intent of this rule. These examples are illustrative and not all-inclusive. Notwithstanding these examples, an HLM employee may not, under any circumstances, accept anything which could lead to or create the appearance of any kind of conflict of interest. For example, acceptance of any consideration is prohibited if it would create the appearance of a "reward" or inducement for business conducted with the person providing the consideration, or his employer.

Among items not considered of "material value" which, under proper circumstances, would be considered permissible are:

      a)    Occasional lunches or dinners conducted for business purposes;

      b) Occasional cocktail parties or similar social gatherings conducted for business purposes;

      c) Occasional attendance at theatre, sporting or other entertainment events; and

      d) Small gifts, usually in the nature of reminder advertising, such as pens, calendars, etc.

Among items of consideration of "material value" which are not permitted under any circumstances are the following:

      a) Any gift over $100 in value, or any accumulation of gifts which in aggregate exceeds $100 in value from one source in one calendar year;

      b) Entertainment of a recurring nature such as sporting events, theatre, golf games, etc.;

      c) The cost of transportation to a locality outside the Boston metropolitan area, and lodging or meals while in another locality, unless such attendance and reimbursement arrangements have been approved in advance by the Compliance Director;

      d) Personal loans to the HLM employee on terms more favorable than those generally available for comparable credit standing and collateral; and

      e) Preferential brokerage commissions or spreads or allocation of stock in "hot issue" initial public offerings for the HLM employee's account (including related accounts set forth in Appendix B).

Questions regarding the permissibility of accepting items of material value should be referred to the Compliance Director.

2. Disclosure of HLM Information. No information regarding the portfolio or actual or proposed securities trading activities of any HLM client, with the exception of certain regular financial reports or other reports to limited partners or HLM clients, and otherwise as may be required by law, may be disclosed outside the HLM organization unless the information has been publicly announced or reported. HLM research information must not be disclosed unnecessarily and never for personal gain. Information generally about HLM and HLM clients is confidential, and should not be disclosed without a valid business purpose.

3. Use of Information. No HLM employee may use information from any source in a manner contrary to the interest of, or in competition with, any HLM client. In particular, an HLM employee may not invest in a company which has been considered by HLM investment advisory personnel until determining that no investment advisory personnel have a current interest in the company on behalf of an HLM client. This rule is not intended to prohibit any HLM employees from uncovering and capitalizing on new "investment ideas", but requires that HLM have the first right to such ideas for its clients.

4. Outside Investment Organizations. Subject to HLM's clearance procedures, an HLM employee may have a beneficial interest in an investment company, limited partnership, investment club or other investment organization not connected with HLM, provided that his only connection is as an outside investor and that the investment organization is not managed by a broker or dealer.

5. Directorships and Trusteeships in Outside Organizations. No HLM employee may accept a directorship or trusteeship in an unaffiliated company without the prior notification and written approval of the Compliance Director. Persons such as investment advisory personnel whose primary responsibilities include recommending and selecting securities for the accounts of HLM clients will not be granted approval to accept directorships in companies which might qualify for investment by any HLM clients unless the directorship is in conjunction with an investment by HLM on behalf of HLM's clients.

6. Outside Trusteeships, etc. No HLM employee may accept a position as trustee, executor or custodian or as any other fiduciary, or as a private investment adviser or counselor for any outside account, without the prior notification and written approval of the Compliance Director. Approval will not be granted with respect to any client trusts. Employees are encouraged to limit such activities to family investment matters or eleemosynary institutions and to keep them limited in number.

7. Consulting Fees. No HLM employee may become involved in consultations or negotiations for corporate financing, acquisitions or other transactions for outside companies (whether or not held by any HLM client), nor negotiate nor accept a fee in connection with these activities, without prior written permission of the Compliance Director.

8. Improper Use of Funds. No HLM employee may pay, or offer or commit to pay, any amount of consideration which might be or appear to be a bribe, kickback, or other similar improper act in connection with HLM's business. Any questions on this subject should be immediately brought to the attention of the Compliance Director.

9. Political Contributions. It is against corporate policy to use company assets to fund political contributions of any sort, even where such contributions may be legal. No HLM employee may offer or agree to make any political contribution (including political dinners and similar fund raisers) on behalf of HLM, and no employee will be reimbursed by HLM for such contributions made by the employee personally. HLM employees are also prohibited from making personal political contributions to persons or organizations that are affiliated with existing or potential HLM clients.

                                    SANCTIONS

Failure to comply with this Code may adversely affect an HLM employee's performance evaluation, may require the employee to give up any benefit derived from the violation, may require the employee to refrain from personal trading for a period, and may lead to termination of employment in appropriate cases. Penalties under the federal securities laws are also possible in certain circumstances.

                          Statement of Acknowledgement

I have read the HLM Code of Ethics (the "Code"). I understand the Code and I am now in compliance with it and will comply in the future. I have no knowledge of any violations of the Code except those I have specifically disclosed to the Compliance Director. I understand that failure to abide by the Code may result in disciplinary actions as severe as dismissal.

                                        ----------------------------------------
                                        Name:

                                        ----------------------------------------
                                        Date

                                   APPENDIX B

                 ACCOUNTS IN WHICH ANY EMPLOYEE HAS A DIRECT OR
                     INDIRECT BENEFICIAL OWNERSHIP INTEREST

Reporting requirements under the HLM Code of Ethics with respect to personal securities transactions apply to all accounts in which an HLM employee has a direct or indirect "beneficial ownership" interest except for those accounts over which such individual has no direct or indirect influence or control. Examples of beneficial ownership are described below.

What constitutes "beneficial ownership" has been dealt with in a number of SEC rules and releases and has grown to encompass many diverse situations. These include securities held:

      a) by an HLM employee for his or her own benefit, whether bearer, registered in his or her own name, or otherwise;

      b) by others for an HLM employee's benefit (regardless of whether or how registered), such as securities held for such HLM employee by custodians, brokers, relatives, executors or administrators;

      c)    for an HLM employee's own account by pledgees;

      d) by a trust in which an HLM employee has an income or remainder interest. Exceptions: where such HLM employee's only interest is to receive principal if (1) some other remainderman dies before distribution or (2) some other person can direct by will a distribution of trust property or income to such HLM employee;

      e) by an HLM employee as trustee or co-trustee, where either such HLM employee or members of his or her immediate family, i.e., spouse, children and their descendants, step-children, parents and their ancestors, and step-parents (treating a legal adoption as blood relationship), have an income or remainder interest in the trust;

      f) by a trust of which an HLM employee is the settlor, if such HLM employee has the power to revoke the trust without obtaining the consent of all the beneficiaries;

      g) by any partnership in which an HLM employee is a partner other than HLM Partners, L.P. , HLM Partners II, L.P., HLM Partners V, L.P., HLM Partners VI, L.P., HLM Partners VII, L.P., HLM/CB Fund, L.P. , HLM/UH Fund, L.P., HLM/CB Fund II, L.P. and HLM Opportunities Fund, L.P.

      h) by a personal holding company controlled by an HLM employee alone or jointly with others;

      i)    in the name of an HLM employee's spouse unless legally separated;

      j) in the names of minor children or in the name of any relative of an HLM employee or of his or her spouse (including an adult child) who is presently sharing such HLM employee's home. This applies even if the securities were not received from such HLM employee and the dividends are not actually used for the maintenance of such HLM employee's home.

      k) in the name of another person (other than those listed in `i' and 'j' above), if by reason of any contract, understanding, relationship, agreement, or other arrangement, an HLM employee obtains benefits substantially equivalent to those of ownership; or

      l) in the name of any person other than an HLM employee, even though such HLM employee does not obtain benefits substantially equivalent to those of ownership (as described in `k' above), if such HLM employee can vest or revest title in himself or herself.